As filed with the Securities and Exchange Commission on
            October 24, 1996     (File No. 2-98292)

                          SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549
                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
1933                         Post-Effective Amendment No.
   24            [ X ]

                                         and

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                       Amendment No.
             [ X ]

                                MACKENZIE SERIES TRUST
                          (Formerly Industrial Series Trust)
            (Exact Name of Registrant as Specified in Charter)

                              Via Mizner Financial Plaza
                              700 South Federal Highway
                              Boca Raton, Florida  33432
                       (Address of Principal Executive Offices)
                 Registrant's Telephone Number:  (800) 777-6472

                                  C. William Ferris
                         Mackenzie Investment Management Inc.
                         Via Mizner Financial Plaza
                              700 South Federal Highway
                                      Suite 300
                              Boca Raton, Florida  33432
                 (Name and Address of Agent for Service of Process)

                                      Copies to:
                               Joseph R. Fleming, Esq.
                                Dechert Price & Rhoads
                          Ten Post Office Square, Suite 1230
                            Boston, MA  02109

          [ X ]     It is proposed that this filing become
effective on                        October 25, 1996     pursuant
to Rule 485(b).

             The Registrant has elected to register an indefinite
number of           shares of beneficial interest under the
Securities Act of 1933           pursuant to Rule 24f-2 under the
Investment Company Act of 1940;           accordingly, no fee is
payable herewith.  The Registrant filed           its notice
pursuant to Rule 24f-2 for the Registrant's most           recent
fiscal year ended June 30, 1996 on August 28, 1996.

          The total number of pages is ______.  The exhibit index
is on           page ______.















           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES
ACT OF 1933



PROPOSED
MAXIMUM OFFERING
        PRICE PER SHARE**           TITLE OF SECURITIES
 AMOUNT BEING    (WITHIN 15 DAYS           BEING REGISTERED
        REGISTERED      OF FILING)

          Shares of Beneficial            Indefinite*
          Interest, No Par
          Value Per Share

          Mackenzie Limited Term
            Municipal Fund - Class A      688,141.03      $ 10.46
         Mackenzie Limited Term
            Municipal Fund - Class B      709,158.14      $ 10.15
         Mackenzie National
            Municipal Fund - Class A      696,127.19      $ 10.34
         Mackenzie National
            Municipal Fund - Class B      731,499.50      $  9.84
         Mackenzie California
            Municipal Fund - Class A      674,597.48      $ 10.67
         Mackenzie California
            Municipal Fund - Class B      708,460.15      $ 10.16
         Mackenzie New York
            Municipal Fund - Class A      698,152.78      $ 10.31
         Mackenzie New York
            Municipal Fund - Class B      732,989.32      $  9.82


_________________________________________________________________

          Mackenzie Series Trust          5,639,125.59    N/A


                                          PROPOSED
                                          MAXIMUM
                                          AGGREGATE
AMOUNT OF           TITLE OF SECURITIES             OFFERING
     REGISTRATION           BEING REGISTERED
PRICE**             FEE

          Shares of Beneficial            N/A                 N/A
         Interest, No Par
          Value Per Share

          Mackenzie Limited Term
            Municipal Fund - Class A      $ 7,197,955.125     $
12.50           Mackenzie Limited Term
            Municipal Fund - Class B      $ 7,197,955.125     $
12.50           Mackenzie National
            Municipal Fund - Class A      $ 7,197,955.125     $
12.50           Mackenzie National
            Municipal Fund - Class B      $ 7,197,955.125     $
12.50           Mackenzie California












            Municipal Fund - Class A      $ 7,197,955.125     $
12.50           Mackenzie California
            Municipal Fund - Class B      $ 7,197,955.125     $
12.50           Mackenzie New York
            Municipal Fund - Class A      $ 7,197,955.125     $
12.50           Mackenzie New York
            Municipal Fund - Class B      $ 7,197,955.125     $
12.50


_________________________________________________________________

          Mackenzie Series Trust          $57,583.641.00
$100.00


          =======================

          *    Registrant continues its election to register an
indefinite                number of shares under Rule 24f-2 and
filed its Rule 24f-2                Notice for the fiscal year
ended June 30, 1996 on August 28,                1996.

          **   Registrant elects to calculate the maximum
aggregate                offering price pursuant to Rule 24e-2.
7,294,125 shares                ($73,943,752 worth of securities)
of Mackenzie Series Trust                were redeemed during the
fiscal year ended June 30, 1996.                 1,646,383 shares
($16,690,111 worth of securities) of                Mackenzie
Series Trust were used for reduction pursuant to
paragraph (c) of Rule 24f-2 during the current year.
  5,647,742 shares ($57,253,641 worth of securities) is the
        amount used for reduction in this Amendment.  Pursuant to
              Rule 457(d) under the Securities Act of 1993, as
amended,                the offering price as calculated on
October 18, 1996 for                Mackenzie Limited Term
Municipal Fund is $10.46 for its                Class A shares
and $10.15 for its Class B shares; for                Mackenzie
National Municipal Fund is $10.34 for its Class A
shares and $9.84 for its Class B shares; for Mackenzie
   California Municipal Fund is $10.67 for its Class A shares and $10.16 for its Class B Shares; and for Mackenzie
New                York Municipal Fund is $10.31 for its Class A
shares and                $9.82 for its Class B shares.  No fee
is required for the                684,197.43 Class A shares and
705,094.10 Class B shares of                Mackenzie Limited
Term Municipal Fund, 692,137.83 Class A                shares and
727,307.43 Class B shares of Mackenzie National
Municipal Fund, 670,731.50 Class A shares and 704,400.11
     Class B shares of Mackenzie California Municipal Fund, and
            694,151.81 Class A shares and 728,788.71 Class B
shares of                Mackenzie New York Municipal Fund.  The
Registrant has                elected to register, for $100, an
additional $330,000 worth                of shares (approximately
3,944 Class A shares and 4,064                Class B shares of
Mackenzie Limited Term Municipal Fund;                3,989 Class
A shares and 4,192 Class B shares of Mackenzie
National Municipal Fund; 3,866 Class A shares and 4,060
    Class B shares of Mackenzie California Municipal Fund; and
           4,001 Class A shares and 4,201 Class B shares of
Mackenzie                New York Municipal Fund.












                                MACKENZIE SERIES TRUST

                               CROSS  REFERENCE  SHEET


               Post-Effective Amendment No. 24 contains the
Prospectus and           Statement of Additional Information to
be used with Mackenzie           National Municipal Fund,
Mackenzie California Municipal Fund,           Mackenzie New York
Municipal Fund and Mackenzie Limited Term           Municipal
Fund, the four series of Mackenzie Series Trust (the
"Trust").

                             Items Required by Form N-1A

          PART A:

          1    COVER PAGE:  Cover Page

          2    SYNOPSIS:  Not Applicable

          3    CONDENSED FINANCIAL INFORMATION:  Schedule of Fees

          4    GENERAL DESCRIPTION OF REGISTRANT:  Investment
Objectives                and Policies; Risk Factors and
Investment Techniques

          5    MANAGEMENT OF THE FUND:  Organization and
Management of the                Fund; Investment Manager

          6    CAPITAL STOCK AND OTHER SECURITIES:  Dividends and
Taxes

          7    PURCHASE OF SECURITIES BEING OFFERED:  How to Buy
Shares;                How Your Purchase Price is Determined; How
the Fund Values                its Shares

          8    REDEMPTION OR REPURCHASE:  How to Redeem Shares;
Minimum                Account Balance Requirements; Tax
Identification Number;                Certificates; Exchange
Privilege; Reinvestment Privilege

          9    PENDING LEGAL PROCEEDINGS:  Not Applicable


          PART B:

          10   COVER PAGE:  Cover Page

          11   TABLE OF CONTENTS:  Table of Contents

          12   GENERAL INFORMATION AND HISTORY:  Investment
Objectives and                Policies

          13   INVESTMENT OBJECTIVES AND POLICIES:  Investment
Objectives                and Policies; Investment Restrictions;
Additional                Restrictions













          14   MANAGEMENT OF THE FUND:  Trustees and Officers;
Investment                Advisory and Other Services

          15   CONTROL PERSONS AND PRINCIPAL HOLDERS OF
SECURITIES:                 Trustees and Officers; Capitalization
and Voting Rights

          16   INVESTMENT ADVISORY AND OTHER SERVICES:
Investment Advisory                and Other Services

          17   BROKERAGE ALLOCATION AND OTHER PRACTICES:
Brokerage                Allocation; Portfolio Turnover

          18   CAPITAL STOCK AND OTHER SECURITIES:
Capitalization and                Voting Rights

          19   PURCHASE, REDEMPTION AND PRICING OF SECURITIES
BEING                OFFERED:  Net Asset Value; Redemptions

          20   TAX STATUS:  Taxation; Appendix B

          21   UNDERWRITERS:  Investment Advisory and Other
Services

          22   CALCULATION OF PERFORMANCE DATA:  Performance
Information

          23   FINANCIAL STATEMENTS:  Financial Statements

MACKENZIE

          October  25, 1996

          MACKENZIE
          LIMITED TERM
          MUNICIPAL FUND

          MACKENZIE
          NATIONAL
          MUNICIPAL FUND

          MACKENZIE
          CALIFORNIA
          MUNICIPAL FUND

          MACKENZIE
          NEW YORK
          MUNICIPAL FUND

          ----------
          PROSPECTUS
          ----------

          Mackenzie Investment
          Management Inc.
          Via Mizner Financial
          Plaza
          700 South Federal Hwy.
          Boca Raton, FL 33432
          1-800-456-5111


                                         THROUGHOUT THE
                                           CENTURIES,
                                       THE CASTLE KEEP HAS
                                          BEEN A SOURCE
                                      OF LONG-RANGE VISION
                                          AND STRATEGIC
                                           ADVANTAGE.


              Mackenzie Series Trust (the "Trust") is a
registered            investment company currently consisting of
four separate            investment portfolios. These four
portfolios of the Trust  (the           "Funds"), as identified
below, are described in this  Prospectus.            Each Fund
has its own investment objective and policies, and a shareholder's interest is limited to the Fund in which he or she owns shares.

              The four Funds are:












              Mackenzie Limited Term Municipal Fund
              Mackenzie National Municipal Fund
              Mackenzie California Municipal Fund
              Mackenzie New York Municipal Fund

               This Prospectus sets forth concisely the
information  about           the Funds that a prospective
investor should know  before           investing and should be
read carefully and retained  for future           reference.
Additional information about the  Funds is contained           in
the Statement of Additional  Information ("SAI") for the
Funds, which is incorporated  by reference into this Prospectus.
         The SAI, dated October  25, 1996, has been filed with
the           Securities and Exchange  Commission ("SEC") and is
available upon           request and  without charge from the
Trust at the Distributor's           address  and telephone
number provided below.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY  THE           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES           COMMISSION NOR HAS THE SECURITIES AND
EXCHANGE  COMMISSION OR ANY           STATE SECURITIES COMMISSION
PASSED UPON  THE ACCURACY OR ADEQUACY           OF THIS
PROSPECTUS. ANY  REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

          TABLE OF CONTENTS

   Expense Information . . . . . . . . . . . .    2
The Funds' Financial Highlights . . . . . .    5
Investment Objectives and Policies  . . . .    9            Risk
Factors and Investment Techniques  . .    9
Organization and Management of the Funds. .   12
Investment Manager  . . . . . . . . . . . .   12            Fund
Administration and Accounting  . . . .   12            Transfer
Agent  . . . . . . . . . . . . . .   12            Dividends and
Taxes . . . . . . . . . . . .   12            Performance Data  .
 . . . . . . . . . . . .   13            Alternative Purchase
Arrangements . . . . .   14            How to Buy Shares . . . .
 . . . . . . . . .   14            How Your Purchase Price is
Determined . . .   15            How a Fund Values Its Shares  .
 . . . . . .   15            Initial Sales Charge Alternative -
                       Class A Shares  . . . . . . . . . . . . .
16            Contingent Deferred Sales Charge -
         Class A Shares  . . . . . . . . . . . . .   16
Qualifying for a Reduced Sales Charge . . .   17
Purchases of Class A Shares at Net                          Asset
Value . . . . . . . . . . . . . . .   17            Contingent
Deferred Sales Charge                              Alternative -
Class B Shares  . . . . . .   18            How to Redeem Shares
 . . . . . . . . . . .   19            Minimum Account Balance
Requirements  . . .   20            Signature Guarantees  . . . .
 . . . . . . .   20            Choosing a Distribution Option  . .
 . . . .   20












          Tax Identification Number . . . . . . . . .   20
   Certificates  . . . . . . . . . . . . . . .   21
Exchange Privilege  . . . . . . . . . . . .   21
Reinvestment Privilege  . . . . . . . . . .   21
Systematic Withdrawal Plan  . . . . . . . .   22
Automatic Investment Method . . . . . . . .   22
Consolidated Account Statements . . . . . .   22
Shareholder Inquiries . . . . . . . . . . .   22


                                        BOARD OF TRUSTEES
                                     John S.  Anderegg, Jr.
                                 Paul H. Broyhill
                                        Stanley Channick
                                     Frank W. DeFriece, Jr.
                                  Roy J. Glauber
                                        Michael G. Landry
                                       Joseph G. Rosenthal
                                         J. Brendan Swan

                                          LEGAL COUNSEL
                                     Dechert Price & Rhoads
                                    Boston, MA

                                            OFFICERS
                                  Michael G. Landry, President
                            Keith J. Carlson, Vice President
                       C. William Ferris, Secretary/Treasurer

                                            CUSTODIAN
                                  Brown Brothers Harriman & Co.
                                        Boston, MA

                                            TRANSFER AGENT
                                          Ivy Mackenzie
                                         Services Corp.
                                          P.O. Box 3022
                                    Boca Raton, FL 33431-0922
                                    1-800-777-6472

                                            AUDITORS
                                    Coopers & Lybrand L.L.P.
                                  Ft.Lauderdale, FL

                                           INVESTMENT
                                             MANAGER
                              Mackenzie Investment Management
Inc.                                          Boca Raton, FL

                                              DISTRIBUTOR
                                          Ivy Mackenzie
                                       Distributors, Inc.
                                   Via Mizner Financial Plaza












                                    700 South Federal Highway
                                 Boca Raton, FL 33432
                                         1-800-456-5111



          [LOGO] IVY MACKENZIE

          EXPENSE INFORMATION



                        SHAREHOLDER TRANSACTION EXPENSES


                                                       MACKENZIE
                                                      LIMITED
                                                    TERM
                                             MUNICIPAL
                                             FUND
                                  ------------------
                                    CLASS A    CLASS B
    Maximum sales load imposed on purchases
            (as a percentage of offering price at
                   time of purchase)......................
3.00%(1)  None               Maximum contingent deferred sales
charge                                   (as a percentage of
original purchase
price).................................  None(2)   3.00%(3)
   The Funds have no sales load on
           reinvested dividends, no redemption
           fees and no exchange fees

                                                        MACKENZIE
                                                       NATIONAL
                                                     MUNICIPAL
                                                      FUND
                                           ------------------
                                             CLASS A    CLASS B
                  Maximum sales load imposed on purchases
                        (as a percentage of offering price at
                    time of purchase)......................
4.75%(1)  None


          Maximum contingent deferred sales charge
                (as a percentage of original purchase
            price).................................  None(2)
5.00%(4)












          The Funds have no sales load on
           reinvested dividends, no redemption
           fees and no exchange fees

                                                        MACKENZIE
                                                       CALIFORNIA
                                                       MUNICIPAL
                                                        FUND
                                             ------------------
                                               CLASS A   CLASS B
                  Maximum sales load imposed on purchases
                        (as a percentage of offering price at
                             time of
purchase)......................  4.75%(1)  None
Maximum contingent deferred sales charge
       (as a percentage of original purchase
            price).................................  None(2)
5.00%(4)           The Funds have no sales load on
           reinvested dividends, no redemption
           fees and no exchange fees

                                                       MACKENZIE
                                                        NEW
                                                  YORK
                                           MUNICIPAL
                                           FUND
                                -----------------
                                 CLASS A   CLASS B
       Maximum sales load imposed on purchases
             (as a percentage of offering price at
                  time of purchase)......................
4.75%(1)  None               Maximum contingent deferred sales
charge                                 (as a percentage of
original purchase
price).................................  None(2)   5.00%(4)
   The Funds have no sales load on
           reinvested dividends, no redemption
           fees and no exchange fees



          (1)  Class A shares of the Fund may be purchased under
a variety                of plans that provide for the reduction
or elimination of                the sales charge.


          (2)  A contingent deferred sales charge ("CDSC") may
apply to the                redemption of Class A shares that are
purchased without an                initial sales charge. See
"Purchases of Class A Shares at                Net Asset Value"
and "Contingent Deferred Sales Charge --               Class A
Shares."














          (3)  The maximum CDSC on Class B shares applies to
redemptions                during the first year after purchase.
The charge declines to                2 1/2% during the second
year; 2% during the third year; 1                1/2% during the
fourth year; 1% during the fifth year; and                0% in
the sixth year and thereafter.


          (4)  The maximum CDSC on Class B shares applies to
redemptions                during the first year after purchase.
The charge declines to                4% during the second year;
3% during the third and fourth                years; 2% during
the fifth year; 1% during the sixth year;                and 0%
in the seventh year and thereafter.



           ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE                                   NET ASSETS):


                                                       MACKENZIE
                                                      LIMITED
                                                    TERM
                                             MUNICIPAL
                                             FUND
                                    ----------------
                                      CLASS A  CLASS B
    Management Fees After Expense
           Reimbursements(1)......................    0.12%
0.12%              12b-1 Service/Distribution Fees.........
0.25%   0.75%(2)           Other
Expenses..........................    0.52%   0.52%
                                          ----    ----
  Total Fund Operating Expenses(3)........    0.89%   1.39%
                                                  ====    ====


                                                       MACKENZIE
                                                     NATIONAL
                                                  MUNICIPAL
                                                  FUND
                                        ----------------
                                         CLASS A  CLASS B
      Management Fees After Expense
           Reimbursements(1)......................   0.13%
0.13%              12b-1 Service/Distribution Fees.........
0.25%    1.00%(2)           Other
Expenses..........................   0.72%    0.72%
                                         ----     ----
  Total Fund Operating Expenses(3)........   1.10%    1.85%












                                                     ====
====

                                                      MACKENZIE
                                                  CALIFORNIA
                                                MUNICIPAL
                                               FUND
                                    ----------------
                                    CLASS A  CLASS B
  Management Fees After Expense
     Reimbursements(1)......................  0.36%    0.36%
       12b-1 Service/Distribution Fees.........  0.25%
1.00%(2)           Other Expenses..........................
0.49%    0.49%
   ----     ----               Total Fund Operating
Expenses(3)........  1.10%    1.85%
                        ====     ====
                                                       MACKENZIE
                                                     NEW YORK
                                                  MUNICIPAL
                                                  FUND
                                        ----------------
                                         CLASS A  CLASS B
      Management Fees After Expense
              Reimbursements(1)......................   0.32%
0.32%              12b-1 Service/Distribution Fees.........
0.25%    1.00%(2)           Other
Expenses..........................   0.53%    0.53%
                                         ----     ----
  Total Fund Operating Expenses(3)........   1.10%    1.85%
                                                 ====     ====




          (1)  Management Fees for both Class A and Class B
shares of all                Funds reflect expense reimbursements
(see note (3) below).                Without expense
reimbursements, Management Fees would have                been
0.55% of average net assets.

          (2)  Long-term investors may, as a result of the Fund's
12b-1                fees, pay more than the economic equivalent
of the maximum                front-end sales charge permitted by
the Conduct Rules of the                National Association of
Securities Dealers, Inc.
          (3)  Mackenzie Investment Management Inc. ("MIMI")
voluntarily                limits each Fund's Total Fund
Operating Expenses (excluding                taxes, 12b-1 fees,
brokerage commissions, interest,                litigation and
indemnification expenses and other                extraordinary
expenses) to an annual rate of (i) 0.64% of












               the average net assets of Mackenzie Limited Term
Municipal                Fund and (ii) 0.85% of the average net
assets of Mackenzie                National Municipal Fund,
Mackenzie California Municipal Fund                and Mackenzie
New York Municipal Fund, as described in this
Prospectus under "Organization of the Funds." Without
  expense reimbursements, Total Fund Operating Expenses for
        Class A and B would have been: 1.32% and 1.82%, respectively, for Mackenzie Limited Term Municipal Fund;
         1.52% and 2.27%, respectively, for Mackenzie National
           Municipal Fund; 1.29% and 2.04%, respectively, for
Mackenzie                California Municipal Fund; and 1.33% and
2.08%,                respectively, for Mackenzie New York
Municipal Fund.



                                    EXAMPLE
                                 CLASS A SHARES

              You would pay the following expenses on a $1,000
investment           in a Fund, assuming (1) 5% annual return and
(2) redemption at           the end of each time period:

                                                     1 YEAR
                                             ---------
          Mackenzie Limited Term Municipal Fund...     $39(1)
     Mackenzie National Municipal Fund.......      58(2)
Mackenzie California Municipal Fund.....      58(2)
Mackenzie New York Municipal Fund.......      58(2)
                                                     3 YEARS
                                              ---------
          Mackenzie Limited Term Municipal Fund...    $58
          Mackenzie National Municipal Fund.......     81
          Mackenzie California Municipal Fund.....     81
          Mackenzie New York Municipal Fund.......     81

                                                     5 YEARS
                                              ----------
          Mackenzie Limited Term Municipal Fund...    $ 78
          Mackenzie National Municipal Fund.......     105
          Mackenzie California Municipal Fund.....     105
          Mackenzie New York Municipal Fund.......     105

                                                     10 YEARS
                                               ----------












          Mackenzie Limited Term Municipal Fund...    $136
          Mackenzie National Municipal Fund.......     175
          Mackenzie California Municipal Fund.....     175
          Mackenzie New York Municipal Fund.......     175



              These figures assume that the current voluntary
expense           limitation is in place for each of the time
periods indicated.           MIMI, as investment adviser, has
reserved the right to terminate           or revise this expense
limitation at any time (on 30 days notice           to
shareholders in the case of Mackenzie Limited Term Municipal
    Fund and Mackenzie National Municipal Fund), which may affect
the           results in years one, three, five and ten in the
preceding           Example. If the voluntary expense limitation
is terminated, the           Class A expenses for the one, three,
five and ten year periods           are estimated to be $43, $71,
$100 and $184, respectively, for           Mackenzie Limited Term
Municipal Fund; $62, $93, $126 and $220,           respectively,
for Mackenzie National Municipal Fund; $60, $86,           $115
and $196, respectively, for Mackenzie California Municipal
  Fund; and $60, $88, $117 and $200, respectively, for Mackenzie
        New York Municipal Fund.

          (1)  Assumes deduction of the maximum 3.00% initial
sales charge                at the time of purchase and no
deduction of a contingent                deferred sales charge at
the time of redemption.
          (2)  Assumes deduction of the maximum 4.75% initial
sales charge                at the time of purchase and no
deduction of a contingent                deferred sales charge at
the time of redemption.
                                EXAMPLE (1 OF 2)
                                 CLASS B SHARES

              You would pay the following expenses on a $1,000
investment           in a Fund, assuming (1) 5% annual return and
(2) redemption at           the end of each time period:

                                                      1 YEAR
                                               ---------
          Mackenzie Limited Term Municipal Fund...     $44(2)
     Mackenzie National Municipal Fund.......      69(1)
Mackenzie California Municipal Fund.....      69(1)
Mackenzie New York Municipal Fund.......      69(1)

                                                     3 YEARS
                                              ---------












          Mackenzie Limited Term Municipal Fund...    $64(3)
    Mackenzie National Municipal Fund.......     88(2)
Mackenzie California Municipal Fund.....     88(2)
Mackenzie New York Municipal Fund.......     88(2)

                                                     5 YEARS
                                              ----------
          Mackenzie Limited Term Municipal Fund...    $ 86(4)
     Mackenzie National Municipal Fund.......     120(3)
Mackenzie California Municipal Fund.....     120(3)
Mackenzie New York Municipal Fund.......     120(3)
                                                        10
                                                     YEARS(5)
                                               ----------
          Mackenzie Limited Term Municipal Fund...    $153
          Mackenzie National Municipal Fund.......     197
          Mackenzie California Municipal Fund.....     197
          Mackenzie New York Municipal Fund.......     197



              These figures assume that the current voluntary
expense           limitation is in place for each of the time
periods indicated.           MIMI, as investment adviser, has
reserved the right to terminate           or revise this expense
limitation at any time (on 30 days notice           to
shareholders in the case of Mackenzie Limited Term Municipal
    Fund and Mackenzie National Municipal Fund), which may affect
the           results in years one, three, five and ten in the
preceding           Example. If the voluntary expense limitation
is terminated, the           Class B expenses for the one, three,
five and ten year periods           are estimated to be $48, $77,
$109 and $201, respectively, for           Mackenzie Limited Term
Municipal Fund; $73, $101, $142 and $242,           respectively,
for Mackenzie National Municipal Fund; $71, $94,           $130
and $218, respectively, for Mackenzie California Municipal
  Fund; and $71, $95, $132 and $222, respectively, for Mackenzie
        New York Municipal Fund.

                                EXAMPLE (2 OF 2)
                                 CLASS B SHARES
                You would pay the following expenses on a $1,000
investment           in a Fund, assuming (1) 5% annual return and
(2) no redemption:

                                                      1 YEAR
                                              ---------












          Mackenzie Limited Term Municipal Fund...     $14
          Mackenzie National Municipal Fund.......      19
          Mackenzie California Municipal Fund.....      19
          Mackenzie New York Municipal Fund.......      19


                                                     3 YEARS
                                              ---------
          Mackenzie Limited Term Municipal Fund...    $44
          Mackenzie National Municipal Fund.......     58
          Mackenzie California Municipal Fund.....     58
          Mackenzie New York Municipal Fund.......     58


                                                     5 YEARS
                                              ----------
          Mackenzie Limited Term Municipal Fund...    $ 76
          Mackenzie National Municipal Fund.......     100
          Mackenzie California Municipal Fund.....     100
          Mackenzie New York Municipal Fund.......     100

                                                        10
                                                     YEARS(5)
                                               ----------
          Mackenzie Limited Term Municipal Fund...    $153
          Mackenzie National Municipal Fund.......     197
          Mackenzie California Municipal Fund.....     197
          Mackenzie New York Municipal Fund.......     197



              These figures assume that the current voluntary
expense           limitation is in place for each of the time
periods indicated.           MIMI, as investment adviser, has
reserved the right to terminate           or revise this expense
limitation at any time (on 30 days notice           to
shareholders in the case of Mackenzie Limited Term Municipal
    Fund and Mackenzie National Municipal Fund), which may affect
the           results in years one, three, five and ten in the
preceding           Example. If the voluntary expense limitation
is terminated, the           Class B expenses for the one, three,
five and ten year periods           are estimated to be $18, $57,
$99 and $201, respectively, for           Mackenzie Limited Term
Municipal Fund; $23, $71, $122 and $242,           respectively,
for Mackenzie National Municipal Fund; $21, $64,           $110
and $218, respectively, for Mackenzie California Municipal
  Fund; and $21, $65, $112 and $222, respectively, for Mackenzie
        New York Municipal Fund.













          (1) Assumes deduction of a 5% CDSC at the time of redemption.

          (2)  Assumes deduction of a 3% CDSC at the time of
redemption.
          (3)  Assumes deduction of a 2% CDSC at the time of
redemption.
          (4)  Assumes deduction of a 1% CDSC at the time of
redemption.
          (5)  Ten-year figures assume conversion of Class B
shares to                Class A shares at the end of the eighth
year and, therefore,                reflect Class A expenses for
years nine and ten.
               The purpose of the foregoing tables is to provide
an           investor with an understanding of the various
expenses that an           investor in a Fund will bear, directly
or indirectly. The           Examples assume reinvestment of all
distributions and that the           percentage amounts under
"Total Fund Operating Expenses" remain           the same each
year. The assumed annual return of 5% is required           by
applicable law to be applied by all investment companies and is used for illustrative purposes only. THIS ASSUMPTION IS
NOT A           PROJECTION OF FUTURE PERFORMANCE. THE ACTUAL
EXPENSES FOR THE           FUNDS MAY BE HIGHER OR LOWER THAN THE
ESTIMATES GIVEN.

               Except as set forth in the Funds' Financial
Highlights Table           below, the percentages expressing
annual fund operating expenses           are based on amounts
incurred during the fiscal year ended June           30, 1996.
The information in the tables does not reflect the
charge of $10 per transaction that would apply if a shareholder makes a request to have redemption proceeds wired to his
or her           bank account. For a more detailed discussion of
the Funds' fees           and expenses, see the following
sections of the Prospectus:           "Organization and
Management of the Funds," "Initial Sales Charge
Alternative -- Class A Shares," "Contingent Deferred Sales Charge
         Alternative -- Class B Shares," and "How to Buy Shares,"
and the           following section of the SAI: "Investment
Advisory and Other           Services."

          THE FUNDS' FINANCIAL HIGHLIGHTS


              The following information through the year ended
June 30,           1996 has been audited by Coopers & Lybrand
L.L.P., independent           accountants. The report of Coopers
& Lybrand L.L.P. on each           Fund's financial statements
appears in the Fund's Annual Report           to shareholders.
Each Fund's Annual Report, which is incorporated           by
reference into the SAI, contains further information about and management's discussion of the Fund's performance, and is
       available to shareholders upon request and without charge.
The           information presented below should be read in
conjunction with           the financial statements and notes
thereto.

          MACKENZIE LIMITED TERM MUNICIPAL FUND (A)













                                                         FOR THE
                                                        YEAR
                                                    ENDED
                                                JUNE 30,
                                               --------
                 CLASS A                       1996
                                          --------
SELECTED PER SHARE DATA
          Net asset value, beginning of period.........  $ 10.11
                                                       --------
       Income from investment operations
           Net investment income.......................
 .44(b)            Net gain (loss) on investments (both
             realized and unrealized)..................      .01
                                                       --------
         Total from investment operations..........      .45
                                                   --------
   Less distributions from
           Net investment income.......................      .44
         In excess of net investment income..........       --
      Net realized gain...........................       --
                                                 --------
   Total distributions.......................      .44
                                             --------
Net asset value, end of period...............  $ 10.12
                                             ========
Total return(%)(c)...........................     4.46
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $72,126
        Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................      .89
         Without expense reimbursement and fees paid
             indirectly(%)(f)..........................     1.32
        Ratio of net investment income to average net
           assets(%)...................................
4.41(b)           Portfolio turnover rate(%)...................
   34

                             CLASS A                       1995
                                                      --------
SELECTED PER SHARE DATA
          Net asset value, beginning of period.........  $  10.02
                                                        --------
        Income from investment operations
           Net investment income.......................       .43
(b)            Net gain (loss) on investments (both
             realized and unrealized)..................       .16
                                                        -------












             Total from investment operations..........       .59
                                                        --------
        Less distributions from
           Net investment income.......................       .43
          In excess of net investment income..........       .07
         Net realized gain...........................        --
                                                     --------
       Total distributions.......................       .50
                                                  --------
 Net asset value, end of period...............  $  10.11
                                               ========
Total return(%)(c)...........................      6.07
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $108,000
         Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................       .89
          Without expense reimbursement and fees paid
             indirectly(%)(f)..........................      1.18
         Ratio of net investment income to average net
           assets(%)...................................      4.38
(b)           Portfolio turnover rate(%)...................
53

                             CLASS A                       1994
                                                      --------
SELECTED PER SHARE DATA
          Net asset value, beginning of period.........  $  10.47
                                                        --------
        Income from investment operations
           Net investment income.......................
 .62(b)            Net gain (loss) on investments (both
             realized and unrealized)..................
(.45)                                                          --
------             Total from investment operations..........
 .17                                                          ---
-----           Less distributions from
           Net investment income.......................       .62
          In excess of net investment income..........        --
        Net realized gain...........................        --
                                                    --------
      Total distributions.......................       .62
                                                 --------
Net asset value, end of period...............  $  10.02
                                              ========
Total return(%)(c)...........................      1.56
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $155,187
         Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................       .88
          Without expense reimbursement and fees paid












             indirectly(%)(f)..........................      1.11
         Ratio of net investment income to average net
           assets(%)...................................
6.06(b)           Portfolio turnover rate(%)...................
    36

                             CLASS A                      1993
                                                     -------
SELECTED PER SHARE DATA
          Net asset value, beginning of period.........  $ 10.41
                                                       -------
      Income from investment operations
           Net investment income.......................      .63
(b)            Net gain (loss) on investments (both
             realized and unrealized)..................      .07
                                                       -------
        Total from investment operations..........      .70
                                                  -------
 Less distributions from
           Net investment income.......................      .63
         In excess of net investment income..........      .01
       Net realized gain...........................       --
                                                  -------
   Total distributions.......................      .64
                                             -------          Net
asset value, end of period...............  $ 10.47
                                         =======           Total
return(%)(c)...........................     6.97
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $94,460
        Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................      .85
         Without expense reimbursement and fees paid
             indirectly(%)(f)..........................     1.20
        Ratio of net investment income to average net
           assets(%)...................................     6.13
(b)           Portfolio turnover rate(%)...................
32

                             CLASS A                      1992
                                                     -------
SELECTED PER SHARE DATA
          Net asset value, beginning of period.........  $ 10.36
                                                       -------
      Income from investment operations
           Net investment income.......................
 .63(b)            Net gain (loss) on investments (both
             realized and unrealized)..................      .05
                                                       ------












             Total from investment operations..........      .68
                                                       -------
      Less distributions from
           Net investment income.......................      .62
         In excess of net investment income..........       --
      Net realized gain...........................      .01
                                                  -------
   Total distributions.......................      .63
                                             -------          Net
asset value, end of period...............  $ 10.41
                                         =======           Total
return(%)(c)...........................     6.56
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $30,005
        Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................      .97
         Without expense reimbursement and fees paid
             indirectly(%)(f)..........................     1.25
        Ratio of net investment income to average net
           assets(%)...................................
6.24(b)           Portfolio turnover rate(%)...................
   62

                                                         FOR THE
SIX
MONTHS ENDED
     JUNE 30,
    ------------                             CLASS A
          1991
     ------------
                     SELECTED PER SHARE DATA
          Net asset value, beginning of period.........     $
10.28
-------           Income from investment operations
           Net investment income.......................
 .29            Net gain (loss) on investments (both
             realized and unrealized)..................
 .10                                                             -
------             Total from investment operations..........
   .39
-------           Less distributions from
           Net investment income.......................
 .29            In excess of net investment income..........
  --           Net realized gain...........................
 .02
-------             Total distributions.......................
    .31
 -------          Net asset value, end of period...............
 $  10.36
   =======           Total
return(%)(c)...........................        7.58(d)
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....
$22,568












          Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................
--           Without expense reimbursement and fees paid
             indirectly(%)(f)..........................
1.81(d)           Ratio of net investment income to average net
           assets(%)...................................
5.71(d)           Portfolio turnover rate(%)...................
      27(d)
                                                         FOR THE
                                                        YEAR
                                                    ENDED
                                              DECEMBER 31,
                                               ------------
                     CLASS A                      1990
                                             -------
                                                        SELECTED
PER SHARE DATA
          Net asset value, beginning of period.........  $ 10.33
                                                       -------
      Income from investment operations
           Net investment income.......................      .65
         Net gain (loss) on investments (both
             realized and unrealized)..................     (.05)
                                                        -------
         Total from investment operations..........      .60
                                                   -------
  Less distributions from
           Net investment income.......................      .65
         In excess of net investment income..........       --
      Net realized gain...........................       --
                                                 -------
  Total distributions.......................      .65
                                            -------          Net
asset value, end of period...............  $ 10.28
                                         =======           Total
return(%)(c)...........................     5.81
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $25,883
        Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................       --
        Without expense reimbursement and fees paid
             indirectly(%)(f)..........................     1.23
        Ratio of net investment income to average net
           assets(%)...................................     6.32
        Portfolio turnover rate(%)...................       75


                             CLASS A                      1989
                                                     -------












          SELECTED PER SHARE DATA
          Net asset value, beginning of period.........  $ 10.42
                                                       -------
      Income from investment operations
           Net investment income.......................      .69
         Net gain (loss) on investments (both
             realized and unrealized)..................     (.09)
                                                        -------
         Total from investment operations..........      .60
                                                   -------
  Less distributions from
           Net investment income.......................      .69
         In excess of net investment income..........       --
      Net realized gain...........................       --
                                                 -------
  Total distributions.......................      .69
                                            -------          Net
asset value, end of period...............  $ 10.33
                                         =======           Total
return(%)(c)...........................     5.76
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $40,800
        Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................       --
        Without expense reimbursement and fees paid
             indirectly(%)(f)..........................      .88
        Ratio of net investment income to average net
           assets(%)...................................     6.75
        Portfolio turnover rate(%)...................       96


                             CLASS A                      1988
                                                     -------
SELECTED PER SHARE DATA
          Net asset value, beginning of period.........  $ 10.41
                                                       -------
      Income from investment operations
           Net investment income.......................      .69
         Net gain (loss) on investments (both
             realized and unrealized)..................      .01
                                                       -------
        Total from investment operations..........      .70
                                                  -------
 Less distributions from
           Net investment income.......................      .69
         In excess of net investment income..........       --
      Net realized gain...........................       --
                                                 -------
  Total distributions.......................      .69
                                            -------          Net
asset value, end of period...............  $ 10.42












                                                         =======
        Total return(%)(c)...........................     6.72
      RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $60,400
        Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................       --
        Without expense reimbursement and fees paid
             indirectly(%)(f)..........................      .73
        Ratio of net investment income to average net
           assets(%)...................................     6.64
        Portfolio turnover rate(%)...................       28


                             CLASS A                      1987
                                                     -------
SELECTED PER SHARE DATA
          Net asset value, beginning of period.........  $ 10.84
                                                       -------
      Income from investment operations
           Net investment income.......................      .69
         Net gain (loss) on investments (both
             realized and unrealized)..................     (.41)
                                                        -------
         Total from investment operations..........      .28
                                                   -------
  Less distributions from
           Net investment income.......................      .69
         In excess of net investment income..........       --
      Net realized gain...........................      .02
                                                  -------
   Total distributions.......................      .71
                                             -------          Net
asset value, end of period...............  $ 10.41
                                         =======           Total
return(%)(c)...........................     2.58
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $75,500
        Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................       --
        Without expense reimbursement and fees paid
             indirectly(%)(f)..........................      .67
        Ratio of net investment income to average net
           assets(%)...................................     6.52
        Portfolio turnover rate(%)...................       60


                             CLASS A                      1986
                                                     -------












          SELECTED PER SHARE DATA
          Net asset value, beginning of period.........  $ 10.24
                                                       -------
      Income from investment operations
           Net investment income.......................      .69
         Net gain (loss) on investments (both
             realized and unrealized)..................      .60
                                                       -------
        Total from investment operations..........     1.29
                                                  -------
 Less distributions from
           Net investment income.......................      .69
         In excess of net investment income..........       --
      Net realized gain...........................       --
                                                 -------
  Total distributions.......................      .69
                                            -------          Net
asset value, end of period...............  $ 10.84
                                         =======           Total
return(%)(c)...........................    12.60
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $95,800
        Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................       --
        Without expense reimbursement and fees paid
             indirectly(%)(f)..........................      .74
        Ratio of net investment income to average net
           assets(%)...................................     6.59
        Portfolio turnover rate(%)...................      137



                                                          FOR
                                                     THE
                                                YEAR
                                           ENDED
                                      JUNE 30,
                                    --------
      CLASS B                      1996
                              ------
                                            SELECTED PER SHARE
DATA
          Net asset value, beginning of period.........  $10.11
                                                      ------
    Income from investment operations
           Net investment income(b)....................     .40
        Net gain (loss) on investments (both             .01
       realized and unrealized)..................
                                                         ------
         Total from investment operations..........     .41












                                                         ------
       Less distributions from
           Net investment income.......................     .40
        In excess of net investment income..........      --
                                                  ------
  Total distributions.......................     .40
                                           ------          Net
asset value, end of period...............  $10.12
                                        ======           Total
return(%)..............................    3.98(c)
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $2,079
       Ratio of expenses to average net assets:
           With expense reimbursement and fees paid        1.39
          indirectly(%)(f)..........................
           Without expense reimbursement and fees paid     1.82
          indirectly(%)(f)..........................
          Ratio of net investment income to average net    3.91
        assets(%)(b)................................
          Portfolio turnover rate(%)...................      34


                             CLASS B                      1995
                                                     ------
SELECTED PER SHARE DATA
          Net asset value, beginning of period.........  $10.02
                                                      ------
    Income from investment operations
           Net investment income(b)....................     .38
        Net gain (loss) on investments (both
             realized and unrealized)..................     .16
                                                      ------
      Total from investment operations..........     .54
                                               ------
Less distributions from
           Net investment income.......................     .38
        In excess of net investment income..........     .07
                                                   ------
   Total distributions.......................     .45
                                            ------          Net
asset value, end of period...............  $10.11
                                        ======           Total
return(%)..............................    5.54  (c)
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands).....  $2,358
       Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)..........................    1.39
        Without expense reimbursement and fees paid
             indirectly(%)(f)..........................    1.68
       Ratio of net investment income to average net
           assets(%)(b)................................    3.88












          Portfolio turnover rate(%)...................      53


                                                           FOR
THE PERIOD
   APRIL 1, 1994
       (COMMENCEMENT) TO
                    JUNE 30,
                    -----------------
CLASS B                         1994
                                     ------
SELECTED PER SHARE DATA
      Net asset value, beginning of period.........    $ 10.11
                                                              ---
---                  Income from investment operations
                           Net investment
income(b)....................        .12                  Net
gain (loss) on investments (both
    realized and unrealized)..................       (.06)
                                                         ------
                Total from investment operations..........
 .06
   ------                  Less distributions from
                                 Net investment
income.......................        .12                  In
excess of net investment income..........        .03
                                                    ------
           Total distributions.......................        .15
                                                                -
-----                 Net asset value, end of
period...............    $ 10.02
                                ======                 Total
return(%)..............................        .63(e)
RATIOS/SUPPLEMENTAL DATA
      Net assets, end of period (in thousands).....    $ 1,030
            Ratio of expenses to average net assets:
                   With expense reimbursement and fees paid

indirectly(%)(f)..........................       1.38(d)
    Without expense reimbursement and fees paid
            indirectly(%)(f)..........................
1.61(d)              Ratio of net investment income to average
net
assets(%)(b)................................       5.56(d)
     Portfolio turnover rate(%)...................         36
           (a)   From April 22, 1985 (commencement) until August
2,                  1991, this Fund (formerly Limited Term
Portfolio of                  the Zweig Tax-Free Fund, Inc.) was
managed by                  Zweig/Glaser Advisors.
          (b)   Net investment income is net of expenses
reimbursed by                 MIMI.
          (c)   Total return does not reflect a sales charge.
     (d)   Annualized.
          (e)   Total return represents aggregate total return
and                  does not reflect a sales charge.
          (f)   Beginning in July 1995, total expenses include
fees                  paid indirectly through an expense offset
arrangement.














          MACKENZIE NATIONAL MUNICIPAL FUND

                                                    FOR THE
                                              YEAR
                                                     ENDED
                                                     JUNE
                                                      30,
                                                    -------
                          CLASS A                    1996
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.76
                                             -------
           Income from investment operations
           Net investment income(a)...............      .50
    Net gain (loss) on investments (both
             realized and unrealized).............     (.05)
                                              -------
             Total from investment operations.....      .45
                                             -------
           Less distributions from
           Net investment income..................      .48
    In excess of net investment income.....       --
           Net realized gain......................       --
                                                    -------
             Total distributions..................      .48
                                             -------
          Net asset value, end of period..........  $  9.73
                                             =======
Total return(%)(b)......................     4.69
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $23,673
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.52
   Ratio of net investment income to
           average net assets(%)(a)...............     5.09
   Portfolio turnover rate(%)..............       58

                          CLASS A                    1995
                                                    -------













          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.60
                                             -------
           Income from investment operations
           Net investment income(a)...............      .48
    Net gain (loss) on investments (both
             realized and unrealized).............      .19
                                             -------
             Total from investment operations.....      .67
                                             -------
           Less distributions from
           Net investment income..................      .48
    In excess of net investment income.....      .03
Net realized gain......................       --
                                                    -------
             Total distributions..................      .51
                                             -------
          Net asset value, end of period..........  $  9.76
                                             =======
Total return(%)(b)......................     7.21
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $28,351
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.30
   Ratio of net investment income to
           average net assets(%)(a)...............     5.08
   Portfolio turnover rate(%)..............       65

                          CLASS A                    1994
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $ 10.17
                                             -------
           Income from investment operations
           Net investment income(a)...............      .57
    Net gain (loss) on investments (both
             realized and unrealized).............     (.48)
                                              -------
             Total from investment operations.....      .09
                                             -------
           Less distributions from
           Net investment income..................      .57
    In excess of net investment income.....       --
           Net realized gain......................      .09
                                             -------
             Total distributions..................      .66
                                             ------












          Net asset value, end of period..........  $  9.60
                                             =======
Total return(%)(b)......................      .77
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $38,406
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.24
   Ratio of net investment income to
           average net assets(%)(a)...............     6.65
   Portfolio turnover rate(%)..............       68

                          CLASS A                    1993
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.94
                                             -------
           Income from investment operations
           Net investment income(a)...............      .60
    Net gain (loss) on investments (both
             realized and unrealized).............      .31
                                             -------
             Total from investment operations.....      .91
                                             -------
           Less distributions from
           Net investment income..................      .60
    In excess of net investment income.....       --
           Net realized gain......................      .08
                                             -------
             Total distributions..................      .68
                                             -------
          Net asset value, end of period..........  $ 10.17
                                             =======
Total return(%)(b)......................     9.48
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $42,739
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.29
   Ratio of net investment income to
           average net assets(%)(a)...............     6.06
   Portfolio turnover rate(%)..............       57













                          CLASS A                    1992
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.60
                                             -------
           Income from investment operations
           Net investment income(a)...............      .59
    Net gain (loss) on investments (both
             realized and unrealized).............      .41
                                             -------
             Total from investment operations.....     1.00
                                             -------
           Less distributions from
           Net investment income..................      .59
    In excess of net investment income.....      .06
Net realized gain......................      .01
                                  -------
             Total distributions..................      .66
                                             -------
          Net asset value, end of period..........  $  9.94
                                             =======
Total return(%)(b)......................    10.76
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $35,995
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.30
   Ratio of net investment income to
           average net assets(%)(a)...............     6.00
   Portfolio turnover rate(%)..............       62

                          CLASS A                     1991
                                                     -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....   $  9.59
                                               -------
Income from investment operations
           Net investment income(a)...............       .57
     Net gain (loss) on investments (both
             realized and unrealized).............       .12
                                               -------
Total from investment operations.....       .69
                                  -------           Less
distributions from
           Net investment income..................       .57
     In excess of net investment income.....       .06
Net realized gain......................       .05












                                                     -------
      Total distributions..................       .68
                                        -------          Net
asset value, end of period..........   $  9.60
                                 =======           Total
return(%)(b)......................      7.52
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................   $21,527
    Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................      1.07
     Without expense reimbursement and fees
             paid indirectly(%)(f)................      1.54
    Ratio of net investment income to
           average net assets(%)(a)...............      5.89
    Portfolio turnover rate(%)..............        97


                          CLASS A                    1990
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.82
                                             -------
           Income from investment operations
           Net investment income(a)...............      .62
    Net gain (loss) on investments (both
             realized and unrealized).............     (.15)
                                              -------
             Total from investment operations.....      .47
                                             -------
           Less distributions from
           Net investment income..................      .62
    In excess of net investment income.....      .08
Net realized gain......................       --
                                                    -------
             Total distributions..................      .70
                                             -------
          Net asset value, end of period..........  $  9.59
                                             =======
Total return(%)(b)......................     4.99
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $12,995
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................      .66
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     2.17
   Ratio of net investment income to
           average net assets(%)(a)...............     6.30
   Portfolio turnover rate(%)..............       30














                          CLASS A                   1989
1988(E)                                                       ---
----  -------
                               SELECTED PER SHARE DATA
                                   Net asset value, beginning of
period.... $  9.45   $9.55
                ------   -----                Income from
investment operations                                      Net
investment income(a)...............     .65     .06
Net gain (loss) on investments (both
      realized and unrealized).............     .40    (.13)
                                                 ------   -----
              Total from investment operations.....    1.05
(.07)                                                        ----
--   -----                Less distributions from
                              Net investment
income..................     .68     .03                In excess
of net investment income.....      --      --                Net
realized gain......................      --      --
                                         ------   -----
      Total distributions..................     .68     .03
                                                 ------   -----
           Net asset value, end of period.......... $  9.82
$9.45
======   =====               Total
return(%)(b)......................   11.56   (3.02)(c)
RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in
         thousands)............................. $ 6,330   $ 974
            Ratio of expenses to average net assets:
                 With expense reimbursement and fees
                       paid indirectly(%)(f)................
 .06      --(c)             Without expense reimbursement and fees
                                 paid
indirectly(%)(f)................    3.76   10.88(c)
Ratio of net investment income to
     average net assets(%)(a)...............    6.87    3.86(c)
        Portfolio turnover rate(%)..............      34       0




FOR
THE
YEAR
ENDED
JUNE 30,
   --------                               CLASS B
       1996
       ------
                          SELECTED PER SHARE DATA
          Net asset value, beginning of period..............  $
9.76












                                                              ---
---           Income from investment operations
           Net investment income(a).........................
 .43            Net gain (loss) on investments (both realized and
           unrealized)....................................
(.05)
 ------             Total from investment
operations...............     .38
                             ------           Less distributions
from
           Net investment income............................
 .42            In excess of net investment income...............
   --
------             Total
distributions............................     .42
                                             ------          Net
asset value, end of period....................  $ 9.72
                                                  ======
Total return(%)...................................    3.88(b)
     RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands)..........
$1,129           Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)...............................
1.85            Without expense reimbursement and fees paid
             indirectly(%)(f)...............................
2.27           Ratio of net investment income to average net
           assets(%)(a).....................................
4.34           Portfolio turnover rate(%)........................
    58

                               CLASS B
1995
-----
              SELECTED PER SHARE DATA
          Net asset value, beginning of period..............
$9.60
 -----           Income from investment operations
           Net investment income(a).........................
 .41            Net gain (loss) on investments (both realized and
           unrealized)....................................    .19
                                                             ----
-             Total from investment operations...............
 .60
-----           Less distributions from
           Net investment income............................
 .41            In excess of net investment income...............
 .03
-----             Total distributions............................
  .44
 -----          Net asset value, end of
period....................  $9.76
                             =====           Total
return(%)...................................   6.42(b)
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands)..........  $
767












          Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)...............................
1.85            Without expense reimbursement and fees paid
             indirectly(%)(f)...............................
2.05           Ratio of net investment income to average net
           assets(%)(a).....................................
4.33           Portfolio turnover rate(%)........................
   65

                                                            FOR
THE
PERIOD
APRIL 1,
     1994
(COMMENCEMENT)
       TO JUNE 30,
        --------------                               CLASS B
                1994
             --------
                            SELECTED PER SHARE DATA
          Net asset value, beginning of period...........   $9.69

-----


           Income from investment operations
                  Net investment income(a)......................
  .11                    Net gain (loss) on investments (both
realized                               and
unrealized).............................    (.06)
                                                  -----


             Total from investment operations............     .05



                                                            -----



           Less distributions from
                  Net investment income.........................
  .11


           In excess of net investment income............     .03



                                                            -----



             Total distributions.........................     .14



                                                            -----















          Net asset value, end of period.................   $9.60



                                                            =====



          Total return(%)................................
 .55(d)


          RATIOS/SUPPLEMENTAL DATA
                 Net assets, end of period (in thousands).......
$ 492


          Ratio of expenses to average net assets:
                  With expense reimbursement and fees paid

indirectly(%)(f)............................    1.85(c)


           Without expense reimbursement and fees paid
                    indirectly(%)(f)............................
 1.99(c)


          Ratio of net investment income to average net
                  assets(%)(a)..................................
 5.90(c)


          Portfolio turnover rate(%).....................      68
                 (a)   Net investment income is net of expenses
reimbursed by                 MIMI.
          (b)   Total return does not reflect a sales charge.
     (c)   Annualized.
          (d)   Total return represents aggregate total return
and                  does not reflect a sales charge.
          (e)   April 15, 1988 (commencement) to June 30, 1988.
       (f)   Beginning in July 1995, total expenses include fees
               paid indirectly through an expense offset
arrangement.


          MACKENZIE CALIFORNIA MUNICIPAL FUND

                                                    FOR THE
                                              YEAR
                                                     ENDED
                                                     JUNE
                                                      30,
                                                    -------
                          CLASS A                    1996
                                                    -------












          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $ 10.08
                                             -------
           Income from investment operations
           Net investment income(a)...............      .52
    Net gain (loss) on investments (both
             realized and unrealized).............      .03
                                             -------
             Total from investment operations.....      .55
                                             -------
           Less distributions from
           Net investment income..................      .50
    In excess of net investment income.....       --
           Net realized gain......................       --
                                                    -------
             Total distributions..................      .50
                                             -------
          Net asset value, end of period..........  $ 10.13
                                             =======
Total return(%)(b)......................     5.52
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $32,604
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.29
   Ratio of net investment income to
           average net assets(%)(a)...............     5.08
   Portfolio turnover rate(%)..............       34

                          CLASS A                    1995
                                                    -------
   SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.91
                                             -------
           Income from investment operations
           Net investment income(a)...............      .49
    Net gain (loss) on investments (both
             realized and unrealized).............      .19
                                             -------
             Total from investment operations.....      .68
                                             -------
           Less distributions from
           Net investment income..................      .49
    In excess of net investment income.....      .02
Net realized gain......................       --
                                                    -------
             Total distributions..................      .51
                                             ------












          Net asset value, end of period..........  $ 10.08
                                             =======
Total return(%)(b)......................     7.09
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $38,963
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.22
   Ratio of net investment income to
           average net assets(%)(a)...............     4.94
   Portfolio turnover rate(%)..............       81

                          CLASS A                    1994
                                                    -------
   SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $ 10.44
                                             -------
           Income from investment operations
           Net investment income(a)...............      .59
    Net gain (loss) on investments (both
             realized and unrealized).............     (.48)
                                              -------
             Total from investment operations.....      .11
                                             -------
           Less distributions from
           Net investment income..................      .59
    In excess of net investment income.....       --
           Net realized gain......................      .05
                                             -------
             Total distributions..................      .64
                                             -------
          Net asset value, end of period..........  $  9.91
                                             =======
Total return(%)(b)......................      .82
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $41,423
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.18
   Ratio of net investment income to
           average net assets(%)(a)...............     5.65
   Portfolio turnover rate(%)..............       26













                          CLASS A                    1993
                                                    -------



          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $ 10.29
                                             -------
           Income from investment operations
           Net investment income(a)...............      .58
    Net gain (loss) on investments (both
             realized and unrealized).............      .35
                                             -------
             Total from investment operations.....      .93
                                             -------
           Less distributions from
           Net investment income..................      .60
    In excess of net investment income.....       --
           Net realized gain......................      .18
                                             -------
             Total distributions..................      .78
                                             -------
          Net asset value, end of period..........  $ 10.44
                                             =======
Total return(%)(b)......................     9.55
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $47,493
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.20
   Ratio of net investment income to
           average net assets(%)(a)...............     5.80
   Portfolio turnover rate(%)..............       91

                          CLASS A                    1992
                                                    -------
   SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.94
                                             -------
           Income from investment operations
           Net investment income(a)...............      .52
    Net gain (loss) on investments (both
             realized and unrealized).............      .51
                                             -------
             Total from investment operations.....     1.03
                                             -------
           Less distributions from
           Net investment income..................      .52












           In excess of net investment income.....      .07
    Net realized gain......................      .09
                                      -------
             Total distributions..................      .68
                                             -------
          Net asset value, end of period..........  $ 10.29
                                             =======
Total return(%)(b)......................    10.80
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $46,288
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.19
   Ratio of net investment income to
           average net assets(%)(a)...............     5.66
   Portfolio turnover rate(%)..............       42

                          CLASS A                     1991
                                                     -------
SELECTED PER SHARE DATA
          Net asset value, beginning of period....   $  9.90
                                               -------
Income from investment operations
           Net investment income(a)...............       .54
     Net gain (loss) on investments (both
             realized and unrealized).............       .19
                                               -------
Total from investment operations.....       .73
                                  -------           Less
distributions from
           Net investment income..................       .54
     In excess of net investment income.....       .06
Net realized gain......................       .09
                                    -------             Total
distributions..................       .69
                            -------          Net asset value, end
of period..........   $  9.94
                =======           Total
return(%)(b)......................      7.58
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................   $30,556
    Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................      1.07
     Without expense reimbursement and fees
             paid indirectly(%)(f)................      1.34
    Ratio of net investment income to












           average net assets(%)(a)...............      5.73
    Portfolio turnover rate(%)..............        55


                          CLASS A                    1990
                                                    -------
   SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $ 10.09
                                             -------
           Income from investment operations
           Net investment income(a)...............      .64
    Net gain (loss) on investments (both
             realized and unrealized).............     (.13)
                                              -------
             Total from investment operations.....      .51
                                             -------
           Less distributions from
           Net investment income..................      .64
    In excess of net investment income.....      .06
Net realized gain......................       --
                                                    -------
             Total distributions..................      .70
                                             -------
          Net asset value, end of period..........  $  9.90
                                             =======
Total return(%)(b)......................     5.28
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $17,290
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................      .53
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.92
   Ratio of net investment income to
           average net assets(%)(a)...............     6.32
   Portfolio turnover rate(%)..............       25

                          CLASS A                    1989
1988(E)                                                         -
------  -------
                                    SELECTED PER SHARE DATA
                                          Net asset value,
beginning of period....  $  9.61   $9.55
                                ------   -----
Income from investment operations
      Net investment income(a)...............      .66     .05
            Net gain (loss) on investments (both
                    realized and unrealized).............
 .51     .04
   ------   -----                   Total from investment
operations.....     1.17     .09












                                                     ------   ---
--                 Less distributions from
                         Net investment income..................
   .68     .03                 In excess of net investment
income.....      .01      --                 Net realized
gain......................       --      --
                                   ------   -----
 Total distributions..................      .69     .03
                                               ------   -----
          Net asset value, end of period..........  $ 10.09
$9.61
======   =====                Total
return(%)(b)......................    12.59    3.51(d)
RATIOS/SUPPLEMENTAL DATA
      Net assets, end of period (in
             thousands).............................  $ 7,994   $
588                Ratio of expenses to average net assets:
                          With expense reimbursement and fees
                                  paid
indirectly(%)(f)................      .03      --(d)
Without expense reimbursement and fees
        paid indirectly(%)(f)................     3.59   13.74(d)
           Ratio of net investment income to
                  average net assets(%)(a)...............
6.68    3.20(d)             Portfolio turnover
rate(%)..............       12       0



FOR
THE
YEAR
ENDED
  JUNE
   30,
  ------                               CLASS B
    1996
    ------
                       SELECTED PER SHARE DATA
          Net asset value, beginning of period..............
$10.08
  ------           Income from investment operations
           Net investment income(a).........................
 .45            Net gain (loss) on investments (both realized and
           unrealized)....................................
 .02
------             Total from investment
operations...............     .47
                             ------           Less distributions
from
           Net investment income............................
 .43            Net realized gain................................
   --
------             Total
distributions............................     .43
                                             -----












          Net asset value, end of period....................
$10.12
  ======           Total
return(%)...................................    4.70(b)
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands)..........
$1,135           Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)...............................
1.85            Without expense reimbursement and fees paid
             indirectly(%)(f)...............................
2.04           Ratio of net investment income to average net
           assets(%)(a).....................................
4.33           Portfolio turnover rate(%)........................
    34

                               CLASS B
1995
------
               SELECTED PER SHARE DATA
          Net asset value, beginning of period..............  $
9.91
------           Income from investment operations
           Net investment income(a).........................
 .43            Net gain (loss) on investments (both realized and
           unrealized)....................................
 .17
------             Total from investment
operations...............     .60
                             ------           Less distributions
from
           Net investment income............................
 .43            Net realized gain................................
   --
------             Total
distributions............................     .43
                                             ------          Net
asset value, end of period....................  $10.08
                                                  ======
Total return(%)...................................    6.30(b)
     RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands)..........  $
993           Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)...............................
1.85            Without expense reimbursement and fees paid
             indirectly(%)(f)...............................
1.97           Ratio of net investment income to average net
           assets(%)(a).....................................
4.19           Portfolio turnover rate(%)........................
    81

                                                             FOR
THE
PERIOD
APRIL 1, 1994













(COMMENCEMENT)
            TO
        JUNE 30,
          --------                               CLASS B
            1994
          ------
                       SELECTED PER SHARE DATA
          Net asset value, beginning of period............  $9.97

-----                  Income from investment operations
                            Net investment
income(a).......................    .11                  Net gain
(loss) on investments (both
realized and unrealized).....................   (.03)
                                                    -----
          Total from investment operations.............    .08
                                                              ---
--                  Less distributions from
                         Net investment
income..........................    .11                  Net
realized gain..............................    .03
                                                  -----
        Total distributions..........................    .14
                                                            -----
               Net asset value, end of period..................
$9.91
     =====                 Total
return(%).................................    .82(c)
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in thousands)........  $ 114
          Ratio of expenses to average net assets:
                With expense reimbursement and fees paid

indirectly(%)(f).............................   1.85(d)
   Without expense reimbursement and fees paid
          indirectly(%)(f).............................   1.93(d)
            Ratio of net investment income to average net
                  assets(%)(a)...................................
 4.90(d)              Portfolio turnover
rate(%)......................     26                 (a)   Net
investment income is net of expenses reimbursed by
MIMI.
          (b)   Total return does not reflect a sales charge.
     (c)   Total return represents aggregate total return and
            does not reflect a sales charge.
          (d)   Annualized.
          (e)   April 15, 1988 (commencement) to June 30, 1988.
       (f)   Beginning in July 1995, total expenses includes fees
                paid indirectly through an expense offset
arrangement.


          MACKENZIE NEW YORK MUNICIPAL FUND

                                                    FOR THE












                                                     YEAR
                                                     ENDED
                                                     JUNE
                                                      30,
                                                    -------
                          CLASS A                    1996
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.72
                                             -------
           Income from investment operations
           Net investment income(a)...............      .51
    Net gain (loss) on investments (both
             realized and unrealized).............     (.02)
                                              -------
             Total from investment operations.....      .49
                                             -------
           Less distributions from
           Net investment income..................      .49
    In excess of net investment income.....       --
           Net realized gain......................       --
                                                    -------
             Total distributions..................      .49
                                             -------
          Net asset value, end of period..........  $  9.72
                                             =======
Total return(%)(b)......................     5.11
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $35,533
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.33
   Ratio of net investment income to
           average net assets(%)(a)...............     5.19
   Portfolio turnover rate(%)..............       35

                          CLASS A                    1995
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.50
                                             -------
           Income from investment operations
           Net investment income(a)...............      .48
    Net gain (loss) on investments (both
             realized and unrealized).............      .24
                                             -------
             Total from investment operations.....      .72












                                                    -------
           Less distributions from
           Net investment income..................      .48
    In excess of net investment income.....      .02
Net realized gain......................       --
                                                    -------
             Total distributions..................      .50
                                             -------
          Net asset value, end of period..........  $  9.72
                                             =======
Total return(%)(b)......................     7.93
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $40,290
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.24
   Ratio of net investment income to
           average net assets(%)(a)...............     5.12
   Portfolio turnover rate(%)..............       59

                          CLASS A                    1994
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $ 10.10
                                             -------
           Income from investment operations
           Net investment income(a)...............      .56
    Net gain (loss) on investments (both
             realized and unrealized).............     (.49)
                                              -------
             Total from investment operations.....      .07
                                             -------
           Less distributions from
           Net investment income..................      .56
    In excess of net investment income.....       --
           Net realized gain......................      .11
                                             -------
             Total distributions..................      .67
                                             -------
          Net asset value, end of period..........  $  9.50
                                             =======
Total return(%)(b)......................      .58
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $42,329
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10












           Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.21
   Ratio of net investment income to
           average net assets(%)(a)...............     5.59
   Portfolio turnover rate(%)..............       44

                          CLASS A                    1993
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.96
                                             -------
           Income from investment operations
           Net investment income(a)...............      .58
    Net gain (loss) on investments (both
             realized and unrealized).............      .38
                                             -------
             Total from investment operations.....      .96
                                             -------
           Less distributions from
           Net investment income..................      .58
    In excess of net investment income.....       --
           Net realized gain......................      .24
                                             -------
             Total distributions..................      .82
                                             -------
          Net asset value, end of period..........  $ 10.10
                                             =======
Total return(%)(b)......................    10.07
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $42,187
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.29
   Ratio of net investment income to
           average net assets(%)(a)...............     5.81
   Portfolio turnover rate(%)..............       87

                          CLASS A                    1992
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.56
                                             -------
           Income from investment operations
           Net investment income(a)...............      .51
    Net gain (loss) on investments (both












             realized and unrealized).............      .62
                                             -------
             Total from investment operations.....     1.13
                                             -------
           Less distributions from
           Net investment income..................      .51
    In excess of net investment income.....      .09
Net realized gain......................      .13
                                  -------
             Total distributions..................      .73
                                             -------
          Net asset value, end of period..........  $  9.96
                                             =======
Total return(%)(b)......................    12.15
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $32,755
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................     1.10
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     1.25
   Ratio of net investment income to
           average net assets(%)(a)...............     5.66
   Portfolio turnover rate(%)..............       24

                          CLASS A                     1991
                                                     -------
SELECTED PER SHARE DATA
          Net asset value, beginning of period....   $  9.55
                                               -------
Income from investment operations
           Net investment income(a)...............       .54
     Net gain (loss) on investments (both
             realized and unrealized).............       .15
                                               -------
Total from investment operations.....       .69
                                  -------           Less
distributions from
           Net investment income..................       .54
     In excess of net investment income.....       .10
Net realized gain......................       .04
                                    -------             Total
distributions..................       .68
                            -------          Net asset value, end
of period..........   $  9.56
                =======           Total
return(%)(b)......................      7.55
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................   $26,207












          Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................      1.07
     Without expense reimbursement and fees
             paid indirectly(%)(f)................      1.44
    Ratio of net investment income to
           average net assets(%)(a)...............      5.64
    Portfolio turnover rate(%)..............        41


                          CLASS A                    1990
                                                    -------
          SELECTED PER SHARE DATA
          Net asset value, beginning of period....  $  9.78
                                             -------
           Income from investment operations
           Net investment income(a)...............      .61
    Net gain (loss) on investments (both
             realized and unrealized).............     (.14)
                                              -------
             Total from investment operations.....      .47
                                             -------
           Less distributions from
           Net investment income..................      .61
    In excess of net investment income.....      .09
Net realized gain......................       --
                                                    -------
             Total distributions..................      .70
                                             -------
          Net asset value, end of period..........  $  9.55
                                             =======
Total return(%)(b)......................     4.97
RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in
           thousands).............................  $14,197
   Ratio of expenses to average net assets:
           With expense reimbursement and fees
             paid indirectly(%)(f)................      .52
    Without expense reimbursement and fees
             paid indirectly(%)(f)................     2.21
   Ratio of net investment income to
           average net assets(%)(a)...............     6.21
   Portfolio turnover rate(%)..............       18

                          CLASS A                   1989
1988(E)                                                    ------
-  -------
                 SELECTED PER SHARE DATA
          Net asset value, beginning of period.... $  9.45
$9.55                                                     ------
----












           Income from investment operations
    Net investment income(a)...............     .65     .05
    Net gain (loss) on investments (both
realized and unrealized).............     .35    (.12)
                                        ------   -----
Total from investment operations.....    1.00    (.07)
                                        ------   -----
Less distributions from                                     Net
investment income..................     .67     .03            In
excess of net investment income.....      --      --
Net realized gain......................      --      --
                                        ------   -----
Total distributions..................     .67     .03
                                       ------   -----
Net asset value, end of period.......... $  9.78   $9.45
                                          ======   =====
Total return(%)(b)......................   11.08   (3.02)(d)
    RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)............................. $ 6,259   $1,230
Ratio of expenses to average net assets:                     With
expense reimbursement and fees                           paid
indirectly(%)(f)................     .02      --(d)
Without expense reimbursement and fees
paid indirectly(%)(f)................    3.55    7.29(d)
Ratio of net investment income to
average net assets(%)(a)...............    6.74    3.65(d)
  Portfolio turnover rate(%)..............      10      48(d)



FOR
THE
YEAR
ENDED
JUNE 30,
   --------                               CLASS B
       1996
       ------
                          SELECTED PER SHARE DATA
          Net asset value, beginning of period..............  $
9.72
------           Income from investment operations
           Net investment income(a).........................
 .44            Net gain (loss) on investments (both realized and
           unrealized)....................................
(.02)
 ------             Total from investment
operations...............     .42
                             ------           Less distributions
from
           Net investment income............................
 .42












           In excess of net investment income...............
--           Net realized gain................................
 --
------             Total
distributions............................     .42
                                             ------          Net
asset value, end of period....................  $ 9.72
                                                  ======
Total return(%)...................................    4.37(b)
     RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands)..........
$2,178           Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)...............................
1.85            Without expense reimbursement and fees paid
             indirectly(%)(f)...............................
2.08           Ratio of net investment income to average net
           assets(%)(a).....................................
4.44           Portfolio turnover rate(%)........................
    35

                               CLASS B
1995
------
               SELECTED PER SHARE DATA
          Net asset value, beginning of period..............  $
9.50
------           Income from investment operations
           Net investment income(a).........................
 .41            Net gain (loss) on investments (both realized and
           unrealized)....................................
 .24
------             Total from investment
operations...............     .65
                             ------           Less distributions
from
           Net investment income............................
 .41            In excess of net investment income...............
  .02            Net realized
gain................................      --
                                       ------             Total
distributions............................     .43
                                             ------          Net
asset value, end of period....................  $ 9.72
                                                  ======
Total return(%)...................................    7.14(b)
     RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (in thousands)..........
$1,436           Ratio of expenses to average net assets:
           With expense reimbursement and fees paid
             indirectly(%)(f)...............................
1.85            Without expense reimbursement and fees paid
             indirectly(%)(f)...............................
1.99           Ratio of net investment income to average net
           assets(%)(a).....................................
4.37           Portfolio turnover rate(%)........................
    59














                                                          FOR THE
                                                         PERIOD
                                                     APRIL 1,
1994
(COMMENCEMENT) TO
         JUNE 30,
         --------                               CLASS B
          1994
      --------
                     SELECTED PER SHARE DATA
          Net asset value, beginning of period............  $9.65



                                                            -----


           Income from investment operations


           Net investment income(a).......................    .10


           Net gain (loss) on investments (both


             realized and unrealized).....................
(.08)

                                                            -----


             Total from investment operations.............    .02


                                                            -----


           Less distributions from


           Net investment income..........................    .14


           In excess of net investment income.............     --


           Net realized gain..............................    .03


                                                            -----


             Total distributions..........................    .17


                                                            -----


          Net asset value, end of period..................  $9.50


                                                            =====


          Total return(%).................................
 .20(c)

          RATIOS/SUPPLEMENTAL DATA














          Net assets, end of period (in thousands)........  $ 869


          Ratio of expenses to average net assets:


           With expense reimbursement and fees paid


             indirectly(%)(f).............................
1.85(d)

           Without expense reimbursement and fees paid


             indirectly(%)(f).............................
1.96(d)

          Ratio of net investment income to average net


           assets(%)(a)...................................
4.84(d)

          Portfolio turnover rate (%) ....................     44
         (a)   Net investment income is net of expenses
reimbursed by                 MIMI.
          (b)   Total return does not reflect a sales charge.
     (c)   Total return represents aggregate total return and
            does not reflect a sales charge.
          (d)   Annualized.
          (e)   April 15, 1988 (commencement) to June 30, 1988.
       (f)   Beginning in July 1995, total expenses include fees
               paid indirectly through an expense offset
arrangement.


          INVESTMENT OBJECTIVES AND POLICIES

              Each Fund has its own investment objective and
policies,           which are described below. Each Fund's
investment objective is           fundamental and may not be
changed without the approval of a           majority of the
outstanding voting shares of the Fund. Except for           a
Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment
policies           and practices described in this Prospectus and
in the SAI are           non-fundamental, and may be changed by
the Trustees without           shareholder approval. There can be
no assurance that a Fund's           objective will be met. The
different types of securities and           investment techniques
used by the Funds involve varying degrees           of risk. For
more information about the particular risks           associated
with each type of investment, see "Investment
Techniques and Risk Factors," below, and the SAI.

              Whenever an investment objective, policy or
restriction of a           Fund described in this Prospectus or
in the SAI states a maximum           percentage of assets that
may be invested in a security or other           asset or
describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, for example, if a percentage limitation is
adhered           to at the time of investment, a later increase
or decrease in the           percentage that results from
circumstances not involving any           affirmative action by
the Fund will not be considered a           violation.


              Each Fund's portfolio will be actively managed in
the pursuit           of its objective, and therefore may have
higher portfolio           turnover than that of other funds with
similar objectives.           Portfolio turnover may result in
the realization of taxable           capital gains, which are not
tax exempt when distributed to           shareholders. See
"Portfolio Turnover" in the SAI for further           information
about portfolio turnover and portfolio transactions.

              MACKENZIE LIMITED TERM MUNICIPAL FUND:  Mackenzie
Limited           Term Municipal Fund seeks a high a level of
interest income           exempt from Federal income taxes as is
consistent with the           preservation of shareholders'
capital. The Fund attempts to           achieve its objective by
investing primarily in tax-exempt           limited term
municipal securities. As a fundamental policy, at           least
80% of the Fund's net assets will be invested, during
normal market conditions, in tax- exempt securities (exclusive of obligations the interest on which constitutes an item of
tax           preference for purposes of the Federal alternative
minimum tax).           The Fund expects to maintain a dollar-
weighted average portfolio           maturity of three to six
years and will only purchase instruments           with remaining
maturities of ten years or less. The tax-exempt
securities in which the Fund may invest include debt obligations issued by or on behalf of the fifty States, the District
of           Columbia, and their political subdivisions,
agencies, authorities           and instrumentalities and the
governments of Puerto Rico and           Guam. (The Fund will not
invest more than 5% of its net assets in           obligations of
each of Puerto Rico and Guam.)



              MACKENZIE NATIONAL MUNICIPAL FUND:  Mackenzie
National           Municipal Fund seeks as high a level of
interest income exempt           from Federal income taxes as is
consistent with the preservation           of shareholders'
capital. The Fund attempts to achieve its           objective by
investing primarily in debt securities, the interest           on
which is exempt from Federal income taxes. As a fundamental
   policy, at least 80% of the Fund's assets will be invested, during normal market conditions, in municipal securities
(which           may include certain private activity bonds, the
interest on which           is subject to the Federal alternative
minimum tax). The           tax-exempt securities in which the
Fund may invest include debt           obligations issued by or
on behalf of the fifty States, the           District of
Columbia, and their respective political           subdivisions,
agencies, authorities and instrumentalities,           including
multi-state agencies or authorities and the government of Puerto Rico. (The Fund will not invest more than 5% of its net assets in obligations of Puerto Rico.) The Fund has no
stated           policy regarding the dollar-weighted average
portfolio maturity           or the duration of the portfolio.


              MACKENZIE CALIFORNIA MUNICIPAL FUND:  Mackenzie
California           Municipal Fund seeks as high a level of
interest income exempt           from Federal income and
California personal income taxes as is           consistent with
the preservation of shareholders' capital. The           Fund
attempts to achieve this objective by investing primarily in debt securities, the interest on which is exempt from Federal income and California personal income taxes. As a
fundamental           policy, at least 80% of the Fund's assets
will be invested,           during normal market conditions, in
municipal securities (which           may include certain private
activity bonds, the interest on which           is subject to the
Federal alternative minimum tax), with 65% of           those
securities being California municipal securities. The
tax-exempt securities in which the Fund may invest include debt obligations issued by or on behalf of the State of
California and           its political subdivisions (for example,
counties, cities, towns,           villages, districts and
authorities). The Fund has no stated           policy regarding
the dollar-weighted average portfolio maturity           nor the
duration of the portfolio.

              MACKENZIE NEW YORK MUNICIPAL FUND:  Mackenzie New
York           Municipal Fund seeks as high a level of interest
income exempt           from Federal income and New York State
and New York City personal           income taxes as is
consistent with preservation of shareholders'           capital.
The Fund attempts to achieve its objective by investing
primarily in debt securities, the interest on which is exempt from Federal, New York State and New York City personal
income           taxes. As a fundamental policy, at least 80% of
the Fund's assets           will be invested, during normal
market conditions, in municipal           securities (which may
include certain private activity bonds, the           interest on
which is subject to the Federal alternative minimum
tax), with at least 65% of those securities being New York municipal securities. The tax-exempt securities in which the
Fund           may invest include debt obligations issued by or
on behalf of the           State of New York and its political
subdivisions, agencies,           authorities and
instrumentalities. The Fund has no stated policy regarding the dollar-weighted average portfolio maturity or the duration of the portfolio.


          RISK FACTORS AND INVESTMENT TECHNIQUES


              DEBT SECURITIES, IN GENERAL:  Investment in debt
securities,           including municipal securities, involves
both interest rate and           credit risk. Generally, the
value of debt instruments rises and           falls inversely
with fluctuations in interest rates. As interest           rates
decline, the value of debt securities generally increases.
  Conversely, rising interest rates tend to cause the value of
debt           securities to decrease. Bonds with longer
maturities generally












          are more volatile than bonds with shorter maturities.
The market           value of debt securities also varies
according to the relative           financial condition of the
issuer. In general, lower-quality           bonds offer higher
yields due to the increased risk that the           issuer will
be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

              MUNICIPAL SECURITIES:  Municipal securities are
debt           obligations that generally have a maturity at the
time of issue           in excess of one year and are issued to
obtain funds for various           public purposes. The two
principal classifications of municipal           bonds are
"general obligation" and "revenue" bonds, including
industrial development bonds or private activity bonds. General obligation bonds are secured by the issuer's pledge of its
full           faith, credit and taxing power for the payment of
principal and           interest. Revenue bonds are payable only
from the revenues           derived from a particular facility or
class of facilities, or, in           some cases, from the
proceeds of a special excise tax or specific           revenue
source. Industrial development bonds or private activity
bonds are issued by or on behalf of public authorities to obtain funds for privately-operated facilities and are in most
cases           revenue bonds that do not carry the pledge of the
full faith and           credit of the issuer of such bonds, but
depend for payment on the           ability of the industrial
user to meet its obligations (or on any           property
pledged as security).

              The interest on municipal securities is wholly
exempt from           Federal income tax in the opinion of bond
counsel to the issuers           at the time of issuance.
Interest on certain municipal securities           (including
certain industrial development bonds which are
specified private activity bonds, as defined in the Internal
    Revenue Code of 1986, as amended (the "Code"), issued after
       August 7, 1986), while exempt from regular Federal income
tax, is           a preference item for the purpose of the
Federal alternative           minimum tax. Where a regulated
investment company receives such           interest, a
proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders.

              Certain municipal securities that the Funds may
purchase bear           interest at rates that are not fixed, but
that vary with changes           in specified market rates or
indices (such as a Federal Reserve           composite index).
Such securities may also carry a demand feature           that
would permit the holder to tender them back to the issuer at par value prior to maturity, and may include participation interests in variable rate tax-exempt municipal securities
        (expected to be primarily in industrial development
bonds) owned           by banks. A participation interest gives a
Fund an undivided           interest in the municipal securities
in the proportion that the           Fund's participation
interest bears to the total principal amount           of the
municipal security and provides the demand purchase
feature described above. Each participation is backed by an
   irrevocable letter of credit or guarantee of a bank that MIMI
has           determined meets the prescribed investment quality
standards for












          that Fund. A Fund has the right to sell the instrument
back to           the bank and draw on the letter of credit on
demand, after seven           days notice, for all or any part of
the full principal amount of           that Fund's participation
interest in the industrial development           bond, plus
accrued interest. To the extent these securities are
illiquid, each Fund will limit its investments in these and all other illiquid securities to not more than 10% of its net
assets           (calculated at market value at the time of each
investment).
              Mackenzie Limited Term Municipal Fund may purchase
(i)           municipal securities that are backed by the full
faith and credit           of the United States Government; (ii)
notes rated MIG-1, MIG-2 or           MIG-3 by Moody's Investors
Service, Inc. ("Moody's") or AAA, AA,           A, SP-1 or SP-2
by Standard and Poor's Corporation ("S&P"); (iii)
municipal bonds rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P; (iv) other types of municipal securities,
provided           that such obligations are rated A-1 or A-2 by
S&P or Prime-1 or           Prime-2 by Moody's; and (v) municipal
securities that are           themselves unrated, but either are
issued by an entity that has           other municipal securities
outstanding that meet one of the           minimum rating
requirements listed above, or are of equivalent
investment quality as determined by MIMI pursuant to guidelines established and maintained in good faith by the Board of Trustees. A description of the ratings of Moody's and S&P
is           contained in the SAI.

              Each of Mackenzie National Municipal Fund,
Mackenzie           California Municipal Fund and Mackenzie New
York Municipal Fund           may invest in municipal securities
rated within the four highest           rating categories of
Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA,           A, BBB).
Municipal securities rated Baa by Moody's and BBB by S&P
are regarded as having an adequate capacity to pay interest and repay principal, although adverse economic conditions or
changing           circumstances are more likely to lead to a
weakened capacity to           pay interest and repay principal
for bonds in this category           relative to bonds in higher
rated categories. Should any           individual bond held by a
Fund fall below a rating of Baa or BBB,           MIMI currently
intends to dispose of the bond consistent with           then
existing market conditions. Mackenzie National Municipal
Fund, Mackenzie California Municipal Fund and Mackenzie New York
        Municipal Fund may also purchase unrated municipal
securities (i)           where the securities are guaranteed as
to payment of principal           and interest by the full faith
and credit of the U.S. Government           or are short-term
municipal securities (those having a maturity           of less
than one year) of issuers having outstanding at the time
of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of MIMI, the investment adviser, the unrated municipal securities are comparable in quality to those within the four highest
ratings.           However, a Fund will not purchase an unrated
municipal security           (other than a security described in
(i) above) if, after such           purchase, more than 20% of
the Fund's total assets (calculated at           market value at
the time of each investment) would be invested in           such
securities. Under certain circumstances, each of these three












          Funds may also invest a portion of its assets in short-
term           municipal securities (i.e., those with less than
one year           remaining to maturity). Except when one of the
Funds is in a           temporary defensive investment position,
its investments in           short-term municipal securities will
represent less than 20% of           its total assets (calculated
at market value at the time of each           investment). Where
short-term municipal securities are rated by           Moody's or
S&P, a Fund will limit its investment to "high           quality"
securities (i.e., within the two highest rating
categories). A Fund's investments in unrated short-term municipal securities will be subject to the overall limitation on
investing           in unrated securities described above.

              Each of the Funds may invest without limit in
municipal           securities with similar risk characteristics,
such as municipal           securities issued by issuers located
in the same geographic           region, and municipal securities
(other than those issued by           non-governmental issuers)
that derive interest payments from           revenues of similar
projects (for example, electric utility           systems,
hospitals and other health care facilities, airport
revenue obligations, or housing finance agencies). As a result, a
         Fund's portfolio of investments may be more susceptible
to           adverse political, economic or regulatory
developments than a           portfolio of securities that is
more diversified.

                  SPECIAL CONSIDERATIONS RELATING TO MACKENZIE
CALIFORNIA           MUNICIPAL FUND:  In recent years
"Proposition 13" and similar           California constitutional
and statutory initiatives and           legislative measures have
restricted the ability of California           taxing entities to
increase real property tax revenues and other           tax
sources. Other initiative measures adopted by California
voters, through limiting various other taxes, have resulted in a reduction in the absolute amount, or in the rate of
growth, of           certain components of state and local
revenues. From mid-1990           through late 1993, California
suffered a prolonged recession           coupled with
deteriorating fiscal and budget conditions. During           this
period, the state also contended with natural disasters, a
  rapidly growing population and increasing social service requirements. The prolonged recession seriously impacted California tax revenues and produced the need for additional expenditures and health and welfare services. As a result
of the           deterioration in the State's budget and cash
situation, major           rating agencies downgraded the credit
ratings of certain           obligations of the State of
California and other California           municipal obligations.
California continued to experience           difficulty in
balancing budgets for fiscal year 1994 - 1995. The
State entered the 1995 - 1996 fiscal year, however, with strengthening revenues based on an improving economy. Attainment of the state's budget projections for fiscal year
1995-1996 hinge           on the continuation of its economic
recovery into 1996 and the           maintenance of fiscal
discipline by the state. It is not           currently possible
to determine the impact of these initiatives           and fiscal
developments on the ability of California governmental issuers to pay interest or repay principal on their obligations.












          Additional financial considerations relating to the
risks           associated with investing in California municipal
securities are           summarized in the SAI.


              SPECIAL CONSIDERATIONS RELATING TO MACKENZIE NEW
YORK           MUNICIPAL FUND:  The State of New York and several
of its public           bodies and municipalities experienced
serious financial           difficulties during the 1989 - 1990
through 1991 - 1992 fiscal           years that at times
jeopardized the credit standing and impaired           the
borrowing abilities of the State and such other entities and generally contributed to higher interest costs for their borrowing and fewer markets for their outstanding debt obligations. However, the State's financial operations have improved during recent fiscal years. A recurrence of the financial difficulties previously experienced by certain
issuers           of New York municipal obligations could result
in defaults or           declines in the market values of their
existing obligations and,           possibly, in the obligations
of other issuers of New York           municipal securities. If
an issuer of New York municipal           obligations should
default with respect to the payment of its           municipal
obligations, the market values and marketability of all
New York municipal obligations and, consequently, the net asset value of the Fund's portfolio could be adversely affected.
         Additional financial considerations relating to the
risks           associated with investing in New York municipal
securities are           summarized in the SAI.

              U.S. GOVERNMENT SECURITIES:  Each of the Funds may
invest in           U.S. Government securities. U.S. Government
securities are           obligations of, or guaranteed by, the
U.S. Government, its           agencies or instrumentalities.
Securities guaranteed by the U.S.           Government include:
(1) direct obligations of the U.S. Treasury           (such as
Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S.
       Treasury (such as GNMA certificates, which are mortgage-
backed           securities).When such securities are held to
maturity, the           payment of principal and interest is
unconditionally guaranteed           by the U.S. Government, and
thus they are of the highest possible           credit quality.
U.S. Government Securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.

                  Mortgage-backed securities are securities
representing           part ownership of a pool of mortgage
loans. Although the mortgage           loans in the pool will
have maturities of up to 30 years, the           actual average
life of the loans typically will be substantially           less
because the mortgages will be subject to normal principal
 amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to
increase,           thereby shortening the actual average life of
the security.           Conversely, rising interest rates tend to
decrease the rate of           prepayment, thereby lengthening
the security's actual average           life and (increasing the
security's price volatility). Since it












          is not possible to predict accurately the average life
of a           particular pool, and because prepayments are
reinvested at           current rates, the market value of
mortgage-backed securities may           decline during periods
of declining interest rates.


              INVESTMENT-GRADE DEBT SECURITIES:  Bonds rated Aaa
by Moody's           and AAA by S&P are judged to be of the best
quality (i.e.,           capacity to pay interest and repay
principal is extremely           strong). Bonds rated Aa/AA are
considered to be of high quality           (i.e., capacity to pay
interest and repay principal is very           strong and differs
from the highest rated issues only to a small           degree).
Bonds rated A are viewed as having many favorable
investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in
circumstances           and economic conditions than debt in
higher rated categories.           Bonds rated Baa/BBB
(considered by Moody's to be "medium grade"
obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective
elements may           be lacking (i.e., such bonds lack
outstanding investment           characteristics and have some
speculative characteristics). The           Funds may invest in
debt securities that are given an           investment-grade
rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

              CORPORATE DEBT SECURITIES:  Bonds rated Aaa by
Moody's and           AAA by S&P are of the highest quality,
carrying the smallest           degree of investment risk. Bonds
rated Aa by Moody's and AA by           S&P also are considered
very high quality, rating lower than the           best bonds
because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude.

              BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS:
Each of           the Funds may invest in bank obligations, which
may include           certificates of deposit, bankers'
acceptances, and other           short-term debt obligations.
Investments in certificates of           deposit and bankers'
acceptances are limited to obligations of           (i) banks
having total assets in excess of $1 billion, and (ii)
other banks if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation
("FDIC")           (currently up to $100,000). Investments in
certificates of           deposit of savings associations are
limited to obligations of           federal or state-chartered
institutions that have total assets in           excess of $1
billion and whose deposits are insured by the FDIC.
              COMMERCIAL PAPER:  Commercial paper represents
short-term           unsecured promissory notes issued in bearer
form by bank holding           companies, corporations and
finance companies. Investments in           commercial paper are
limited to obligations rated Prime-1 by           Moody's or A-1
by S&P or, if not rated by Moody's or S&P, issued           by
companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.













              REPURCHASE AGREEMENTS:  Repurchase agreements are
agreements           under which the Fund buys a money market
instrument and obtains a           simultaneous commitment from
the seller to repurchase the           instrument at a specified
time and at an agreed upon yield. A           Fund will not enter
into a repurchase agreement with more than           seven days
to maturity if, as a result, more than 10% of the
Fund's net assets (calculated at market value at the time of each investment) would be invested in illiquid securities
including           such repurchase agreements. A Fund may enter
into repurchase           agreements with banks or broker/dealers
deemed to be creditworthy           by MIMI under guidelines
approved by the Board of Trustees. In           the unlikely
event of failure of the executing bank or
broker/dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might
incur a           loss if the value of the security should
decline, as well as           costs in disposing of the security.

              BORROWING:  As a fundamental policy, each Fund may
borrow           from a bank up to a limit of 10% of its total
assets (calculated           at market value at the time of the
borrowing), but only for           temporary or emergency
purposes. Borrowing may exaggerate the           effect on a
Fund's net asset value of any increase or decrease in
the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include
commitment fees           and/or the cost of maintaining minimum
average balances).
              TAXABLE FIXED-INCOME OBLIGATIONS:  Under normal
market           conditions, Mackenzie Limited Term Municipal
Fund may invest up           to 20% of its net assets in taxable
fixed-income obligations. For           temporary defensive
purposes, all of the Funds may invest without           limit in
such securities. Taxable investments of a Fund may
consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper, corporate obligations rated Aaa or Aa by Moody's or AAA
or           AA by S&P, certificates of deposit or bankers'
acceptances or           other short-term obligations of domestic
banks or thrifts, or           repurchase agreements with banks
or broker-dealers.
                 OTHER INVESTMENT TECHNIQUES:  Each Fund may make
         commitments to purchase municipal obligations on a
"when-issued"           or firm commitment basis. Purchasing
securities on a           "when-issued" or firm commitment basis
involves a risk of loss if           the value of the security to
be purchased declines prior to the           settlement date.
Each Fund may also acquire third party puts or           stand by
commitments to enable the Fund to improve its portfolio liquidity by providing a ready market for certain municipal securities at an acceptable price.



          ORGANIZATION AND MANAGEMENT OF THE FUNDS














              Each Fund is a separate, diversified portfolio of
the Trust,           an open-end management investment company
organized as a           Massachusetts business trust on April
22, 1985. (The business and           affairs of each Fund are
managed under the direction of the           Trustees.)
Information about the Trustees, as well as the Trust's
executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial
interest. The           Trustees have the authority, without
shareholder approval, to           classify and reclassify the
shares of any Fund into one or more           classes. The
Trustees have authorized the issuance of two classes           of
shares of the Funds, designated as Class A and Class B. Shares of each Fund entitle their holders to one vote per share
(with           proportionate voting for fractional shares). The
shares of each           class of a Fund represent an interest in
the same portfolio of           investments of the Fund. Each
class of shares has a different           12b-1 distribution plan
and bears different distribution fees.           Shares of each
class have equal rights as to voting, redemption, dividends and liquidation, but have exclusive voting rights with respect to their Rule 12b-1 distribution plans.
          [/R]

          INVESTMENT MANAGER


              The Trust employs MIMI to provide business
management,           investment advisory, administrative and
accounting services. As           of September 30, 1996, MIMI had
approximately $162 million in           assets under management.
MIMI is a subsidiary of Mackenzie           Financial
Corporation, which has been an investment counsel and
mutual fund manager in Toronto, Ontario, Canada for more than 25 years. MIMI's subsidiary, Ivy Management, Inc., provides investment advice to 14 U.S. investment portfolios, which
as of           September 30, 1996 had combined assets of
approximately $1.76           billion.



              PORTFOLIO MANAGEMENT:  The Funds are managed by a
team, with           each team member having specific
responsibilities. The following           individuals have
responsibilities related to the management of           the
Funds. Daniel J. Johnedis, Jr., portfolio manager for the
 Funds from 1993 to 1995, presently serves in an advisory
capacity           to the Funds and as a consultant to MIMI. Mr.
Johnedis has nine           years of professional investment
experience and is a Chartered           Financial Analyst. Leslie
A. Ferris, a Vice President of MIMI and           Managing
Director -- Fixed Income, has been a portfolio manager
for the Funds since 1995. Ms. Ferris joined MIMI in 1988 and has
        14 years of professional investment experience. She is a Chartered Financial Analyst and holds an MBA degree from
the           University of Chicago. Prior to joining MIMI, Ms.
Ferris was a           portfolio manager at Kemper Financial
Services Inc. from 1982 -          1988. Michael Borowsky has
served as a portfolio assistant to the           Funds since
1994. Michael G. Landry, the President and a Director of MIMI and the President and a Trustee of the Trust, is the












          investment strategist for the Funds. Mr. Landry joined
MIMI in           1987 and has over 20 years of professional
investment experience.

              INVESTMENT MANAGEMENT EXPENSES:  For management of
its           investments and business affairs, each Fund pays
MIMI a monthly           fee calculated on the basis of each
Fund's average net assets at           an annual rate of 0.55%.


              Under the Funds' management agreements, MIMI pays
all           expenses incurred by it in rendering management
services to the           Funds. Each Fund bears its own costs of
operations. See the SAI.           If, however, a Fund's total
expenses in any fiscal year exceed           the permissible
limits applicable to that Fund in any state in           which
its shares are then qualified for sale, MIMI will bear the
  excess expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification and extraordinary expenses), which may lower a Fund's expenses
and           increase its total return. In addition, MIMI may
voluntarily           limit a fund's total operating expenses.
Without voluntary           expense reimbursements, the ratio of
operating expenses to           average net assets for Class A
and Class B shares of the Funds           for the fiscal year
ended June 30, 1996 were 1.32% and 1.82%,           respectively,
for Mackenzie Limited Term Municipal Fund; 1.52%           and
2.27%, respectively, for Mackenzie National Municipal Fund;
   1.29% and 2.04%, respectively, for Mackenzie California
Municipal           Fund; and 1.33% and 2.08%, respectively, for
Mackenzie New York           Municipal Fund.



              The assets received by each class of a Fund for the
issue or           sale of its shares and all income, earnings,
profits, losses and           proceeds therefrom, subject only to
the rights of the creditors,           are allocated to, and
constitute the underlying assets of, that           class of the
Fund. The underlying assets of each class of a Fund           are
allocated and are charged with the expenses with respect to
   that class of the Fund and with a share of the general
expenses           of the Trust. General expenses of the Trust
(such as costs of           maintaining the Trust's existence,
legal fees, proxy and           shareholders meeting costs, etc.)
that are not readily           identifiable as belonging to a
particular Fund or to a particular           class of a Fund will
be allocated among and charged to the assets           of each
Fund on a fair and equitable basis, which may be based on
 the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.
Expenses that           relate exclusively to a particular Fund,
such as certain           registration fees, brokerage
commissions and other portfolio           expenses, will be borne
directly by that Fund. The fees payable           to MIMI are
subject to any reimbursement or fee waiver to which MIMI may agree.















          FUND ADMINISTRATION AND ACCOUNTING



              MIMI provides various administrative services for
the Funds,           such as maintaining the registration of Fund
shares under state           "Blue Sky" laws, and assisting with
the preparation of Federal           and state income tax
returns, financial statements and periodic           reports to
shareholders. MIMI also assists the Trust's legal
counsel with the filing of registration statements, proxies and other required filings under Federal and state law. Under
this           arrangement, the average net assets attributable
to each Fund's           Class A and Class B shares are subject
to a fee, accrued daily           and paid monthly, at an annual
rate of 0.10%.



              MIMI also provides certain accounting and pricing
services           for the Funds (see "Fund Accounting Services"
in the SAI for more           information).

          TRANSFER AGENT

                  IMSC is the transfer and dividend-paying agent
for the           Funds, and also provides certain shareholder-
related services.           Certain broker-dealers that maintain
shareholder accounts with           the Funds through an omnibus
account provide transfer agent and           other shareholder-
related services that would otherwise be           provided by
IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly
       (see "Investment Advisory and Other Services" in the SAI).


          DIVIDENDS AND TAXES

              Dividends and capital gain distributions that you
receive           from the Funds are reinvested in additional
shares of your class           unless you elect to receive them
in cash. If you elect the cash           option and the U.S.
Postal Service cannot deliver your checks,           your
election will be converted to the reinvestment option.
Because of the higher expenses associated with Class B shares, any dividend on these shares will be lower than on Class A shares.


              Each Fund intends to declare and pay monthly on an
equal           basis any dividends from net investment income
(to the extent not           previously distributed) on both
classes of Fund shares, based on           their relative net
asset value. Net investment income generally           is the
income from interest earned on a Fund's investments, less expenses incurred in its operations. Thus, the amount of dividends paid per share may vary from month to month. Each Fund intends to make a final distribution for each fiscal year of any remaining net investment income and net realized short-
term           capital gain, as well as undistributed net long-
term capital gain           realized during the year. An
additional distribution may be made           of net investment
income, net realized short-term capital gain           and net
realized long-term capital gain to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Code.


              If, for any year, the total distributions from a
Fund exceed           earnings and profits of the Fund, the
excess, distributed from           the assets of the Fund, will
generally be treated as return of           capital. The amount
treated as a return of capital will reduce a
shareholder's adjusted basis in his/her shares (thereby increasing the potential gain or reducing the potential loss on the sale of the shares) and, to the extent that the amount exceeds this basis, will be treated as a taxable gain.
However,           if a Fund has current or accumulated earnings
and profits, so as           to characterize all or a portion of
such excess as a dividend for           Federal income tax
purposes, the distributions, to that extent,           would
normally be taxable as ordinary income (unless taxable as a
   capital gain dividend or exempt-interest dividend, as
described           below).

              TAXATION:  The following discussion is intended for
general           information only. An investor should consult
with his/her own tax           advisor as to the tax consequences
of an investment in a Fund,           including the status of
distributions from the Fund under           applicable state or
local law.

              Each Fund intends to qualify annually and elect to
be treated           as a regulated investment company under the
Code. To qualify, a           Fund must meet certain income,
distribution and diversification           requirements. In any
year in which a Fund qualifies as a           regulated
investment company and timely distributes all of its
taxable income and substantially all of its net tax-exempt
  interest income, the Fund generally will not pay any U.S.
Federal           income or excise tax.

              Dividends distributed by a Fund that are derived
from           interest income exempt from Federal income tax and
are designated           by the Fund as "exempt interest
dividends" will be exempt from           Federal income taxation.

              Dividends paid out of a Fund's investment company
taxable           income (including interest and net short-term
capital gain) will           be taxable to a shareholder as
ordinary income. Because no           portion of a Fund's income
is expected to consist of dividends           paid by U.S.
corporations, no portion of the dividends paid by           the
Funds is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gain
       (the excess of net long-term capital gain over net short-
term           capital loss), if any, designated as capital gain
dividends are           taxable as long-term capital gains,
regardless of how long the












          shareholder has held the Fund's shares. Dividends are
taxable to           shareholders in the same manner whether
received in cash or           reinvested in additional Fund
shares.

              A distribution will be treated as paid on December
31 of the           current calendar year if it is declared by a
Fund in October,           November or December with a record
date in such a month and paid           by the Fund during
January of the following calendar year. Such
distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than
the           calendar year in which the distributions are
received.
              Each year the Funds will notify shareholders of the
tax           status of distributions.

              Any gain or loss realized by a shareholder upon the
sale or           other disposition of shares of a Fund, or upon
receipt of a           distribution in complete liquidation of a
Fund, generally will be           a capital gain or loss which
will be long term or short term,           generally depending
upon the shareholder's holding period for the           shares.

              The Funds may be required to withhold U.S. Federal
income tax           at the rate of 31% of all distributions
payable to shareholders           who fail to provide their
correct taxpayer identification number           or to make
required certifications, or who have been notified by
the Internal Revenue Service ("IRS") that they are subject to backup withholding. Backup withholding is not an additional
tax.           Any amounts withheld may be credited against the
shareholder's           U.S. Federal income tax liability.

              Further information relating to tax consequences is
contained           in the SAI.

              STATE AND LOCAL TAXES:  Fund distributions may be
subject to           state and local taxes. In certain states,
Fund distributions           which are derived from interest on
obligations of that state or           its municipalities or any
political subdivisions thereof may be           exempt from state
and local taxes. Fund distributions which are           derived
from interest on obligations of the U.S. Government and
certain of its agencies, authorities and instrumentalities also may be exempt from state and local taxes in certain
states.           California residents generally will not incur
personal income tax           on the amount of dividends received
by them from Mackenzie           California Municipal Fund that
the Fund designates as California           exempt-interest
dividends derived from California state and local
issues or certain U.S. Government obligations. Exempt-interest dividends received by New York residents from Mackenzie New
York           Municipal Fund and derived from interest on
qualifying New York           bonds generally will be exempt from
New York State and New York           City personal income taxes.
Shareholders should consult their own           tax advisers
regarding the particular tax consequences of an investment in a Fund.













          PERFORMANCE DATA

              Performance information is computed separately for
each           Fund's Class A and Class B shares in accordance
with the formulas           described below. Because Class B
shares bear the expense of           distribution fees, it is
expected that the level of performance           of a Fund's
Class B shares will be lower than that of the Fund's
Class A shares.


              Performance information for the separate classes of
shares of           a Fund may be compared, in reports to
promotional literature, to           indices such as the Standard
& Poor's 500 Stock Index, Dow Jones           Industrial Average,
or other unmanaged indices. Further           information and
comparisons is contained in the SAI.           Advertisements,
sales literature and communications to           shareholders may
also contain various expressions of a Fund's           total
return and current distribution rate. Performance figures
 will vary in part because of the different expense structures of each Fund's different classes. Performance rankings are
based on           historical information and are not intended to
indicate future           performance.



              "Total return" is the change in value of an
investment in a           Fund for a specified period, and
assumes the reinvestment of all           distributions and
imposition of the maximum applicable sales           charge.
"Average annual total return" represents the average
annual compound rate of return of an investment in a particular class of a Fund's shares assuming the investment is held
for one           year, five years and ten years as of the end of
the most recent           calendar quarter. Where a Fund provides
total return quotations           for other periods, or based on
investments at various sales           charge levels or at net
asset value, "total return" is based on           the total of
all income and capital gains paid to (and reinvested
by) shareholders, plus (or minus) the change in the value of the original investment expressed as a percentage of the
purchase           price.


              Current yield reflects the income per share earned
by a           Fund's portfolio investments; it is calculated by
dividing the           Fund's net investment income per share
during a recent 30-day           period by the maximum public
offering price on the last day of           that period and then
annualizing the result.


              Yield, which is calculated according to a formula
prescribed           by the SEC (see the SAI), is not indicative
of the dividends or           distributions that were or will be
paid to a Fund's shareholders.           Dividends or
distributions paid to shareholders are reflected in           the
current distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid
by a Fund           during the 12 months by a current maximum
offering price           (offering price includes sales charge).
The distribution rate           will differ from the current
yield computation because it may           include distributions
to shareholders from sources other than           dividends and
interest, short-term capital gains and net           equalization
credits and will be calculated over a different           period
of time.



              Performance figures are based upon past performance
and           reflect all recurring charges against Fund income.
In the case of           Class A shares, performance figures may
assume the payment of the           maximum sales charge on the
purchase of shares, which charge           would reduce a
performance figure. In the case of Class B shares,
performance figures may assume the deduction of any applicable
      CDSC imposed on a redemption of shares held for the period.
The           investment results of a Fund, like all others, will
fluctuate           over time; thus, performance figures should
not be considered to           represent what an investment may
earn in the future or what the           Fund's total return may
be in any future period.


          ALTERNATIVE PURCHASE ARRANGEMENTS

              You can purchase shares of a Fund at a price equal
to their           net asset value per share, plus a sales
charge. At your election,           this charge may be imposed
either at the time of purchase (see           "Initial Sales
Charge Alternative -- Class A Shares") or on a
contingent deferred basis (see "Contingent Deferred Sales Charge
        Alternative -- Class B Shares"). If you do not specify on
your           Account Application which class of shares you are
purchasing, it           will be assumed that you are investing
in Class A shares.
              CLASS A SHARES:  If you elect to purchase Class A
shares, you           will incur an initial sales charge unless
the amount you purchase           is $500,000 or more. If you
purchase $500,000 or more of Class A           shares, you will
not be subject to an initial sales charge, but           you will
incur a CDSC if you redeem your shares within 24 months
of purchase. See "Contingent Deferred Sales Charge -- Class A
     Shares." Class A shares of a Fund are subject to ongoing
service           fees at an annual rate of up to 0.25% of the
Fund's average net           assets attributable to Class A
shares. Certain purchases of Class           A shares qualify for
a reduced initial sales charge. See           "Qualifying for a
Reduced Sales Charge."

              CLASS B SHARES:  You will not incur a sales charge
when you           purchase Class B shares, but the shares are
subject to a CDSC if           you redeem them within six years
(five years for Mackenzie           Limited Term Municipal Fund)
of purchase. Class B shares are           subject to ongoing
service and distribution fees at a combined           annual rate
of up to 1.00% (0.75% for Mackenzie Limited Term
Municipal Fund) of a Fund's average net assets attributable to












          Class B shares. The ongoing distribution fee will cause
these           shares to have a higher expense ratio than that
of Class A           shares. To the extent that any dividends are
paid by a Fund,           these higher expenses will also result
in lower dividends than           those paid on Class A shares.

                  FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE:
The           multi-class structure of each Fund allows you to
choose the most           beneficial way to buy shares given the
amount of your purchase,           the length of time you expect
to hold your shares and other           circumstances. You should
consider whether, during the           anticipated life of your
investment in a Fund, the accumulated           fees on Class B
shares would be less than the initial sales           charge and
accumulated fees on Class A shares purchased at the
same time, and to what extent this differential would be offset by the Class A shares' potentially higher yield. To help
you make           this determination, the table under the
caption "Annual Fund           Operating Expenses" at the
beginning of this Prospectus gives           examples of the
charges applicable to each class of shares. Class           A
shares will normally be more beneficial if you qualify for a reduced sales charge. See "Qualifying for a Reduced Sales
     Charge".


              Class A shares are not subject to distribution
fees, and           accordingly, pay correspondingly higher
dividends per share.           However, because initial sales
charges are deducted at the time           of purchase, you would
not have all of your funds invested           initially and,
therefore, would own fewer shares. If you do not
qualify for a reduced initial sales charge and expect to maintain your investment for an extended period of time, you
might           consider purchasing Class A shares because the
accumulated           service and distribution charges on Class B
shares may exceed the           initial sales charge and
accumulated service charges on Class A           shares during
the life of your investment.

              Alternatively, you might determine that it would be
more           advantageous to purchase Class B shares in order
to have all of           your funds invested initially, although
remaining subject to a           CDSC over a period of six years
(five years for Mackenzie Limited           Term Municipal Fund)
and a distribution fee over a period of           eight years.

              In the case of Class A shares, the distribution
expenses that           IMDI incurs in connection with the sale
of the shares will be           paid from the proceeds of the
initial sales charge and the           ongoing service fees. In
the case of Class B shares, the expenses           will be paid
from the proceeds of ongoing service and           distribution
fees, as well as the CDSC incurred upon redemption
within six years of purchase (five years for Mackenzie Limited
      Term Municipal Fund). The purpose and function of the Class
B           shares' CDSC and ongoing service and distribution
fees are the           same as those of the Class A shares'
initial sales charge and           ongoing service fees. Sales
personnel distributing each Fund's












          shares may receive different compensation for selling
each class           of shares.

          HOW TO BUY SHARES

              The minimum initial investment for each Fund is
$1,000; the           minimum additional investment is $100. All
purchases must be made           in U.S. dollars. Complete the
Account Application attached to           this Prospectus.
Indicate the name of the Fund in which you are
investing and whether you are purchasing Class A or Class B
   shares. If you do not specify which class of shares you are purchasing, IMSC will assume you are investing in Class A
shares.           Each Fund reserves the right to reject for any
reason any           purchase order or exchange (see "Exchange
Privilege" below).
              OPENING AN ACCOUNT

              BY CHECK

              1.    Make your check payable to the Fund in which
you are                     investing. Third party checks will
not be accepted.
              2.    Deliver the completed application and check
to your                     registered representative or selling
broker, or mail it                     directly to IMSC.

              3.    Our address is:


                          IVY MACKENZIE SERVICES CORP.

                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

              4. Our courier address is:


                          IVY MACKENZIE SERVICES CORP.

                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

              BY WIRE


              1.    Deliver a completed Account Application to
your                     registered representative or selling
broker, or mail it                     directly to IMSC. Before
wiring any funds, please                     contact IMSC at
1-800-777-6472 to verify your account                     number.


              2.    Instruct your bank to wire funds to:














                      FIRST UNION NATIONAL BANK OF FLORIDA


                                JACKSONVILLE, FL


                                 ABA #063000021


                             ACCOUNT #2090002063833


                             FOR FURTHER CREDIT TO:


                      YOUR MACKENZIE ACCOUNT REGISTRATION


                      YOUR FUND NUMBER AND ACCOUNT NUMBER


              Your bank may charge a fee for wiring funds.

              THROUGH A REGISTERED SECURITIES DEALER:  You may
also place           an order to purchase shares through your
Registered Securities           Dealer.

              BUYING ADDITIONAL CLASS A AND CLASS B SHARES

              BY CHECK

              1.    Complete the investment stub attached to your
statement                     or include a note with your check
listing the name of                     the fund in which you are
investing, the class of                     shares to purchase,
your account number and the name(s)                     in which
the account is registered.

              2.    Make your check payable to the Fund in which
you are                     investing.

              3.    Mail the account information and check to:


                          IVY MACKENZIE SERVICES CORP.

                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

              Our courier address is:


                          IVY MACKENZIE SERVICES CORP.













                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

               or deliver it to your registered representative or
selling           broker.

              BY WIRE

              Instruct your bank to wire funds to:


                      FIRST UNION NATIONAL BANK OF FLORIDA


                                JACKSONVILLE, FL


                                 ABA #063000021


                             ACCOUNT #2090002063833


                             FOR FURTHER CREDIT TO:


                      YOUR MACKENZIE ACCOUNT REGISTRATION


                      YOUR FUND NUMBER AND ACCOUNT NUMBER


               Before wiring any funds, please call IMSC at
1-800-777-6472.           Your bank may charge a fee for wiring
funds.

               THROUGH A REGISTERED SECURITIES DEALER:  You may
also place           an order to purchase shares through your
Registered Securities           Dealer.

              BY AUTOMATIC INVESTMENT METHOD ("AIM")

               1. Complete the "Automatic Investment Method" and
"Wire/EFT           Information" sections on the Account
Application designating a           bank account from which funds
may be drawn. Please note that in           order to invest using
this method, your bank must be a member of           the
Automated Clearing House system (ACH). The minimum investment under this plan is $50 per month ($25 per month for
retirement           plans). Please remember to attach a voided
check to your Account           Application.

              2. At pre-specified intervals, your bank account
will be           debited and the proceeds will be credited to
your Ivy or           Mackenzie fund account.













          HOW YOUR PURCHASE PRICE IS DETERMINED

              Your purchase price for Class A shares of a Fund is
the net           asset value ("NAV") per share plus a sales
charge, which may be           reduced or eliminated in certain
circumstances. The purchase           price for Class A shares is
known as the public offering price.           Your purchase price
for Class B shares of a Fund is the net asset           value per
share.

              Your purchase of shares will be made at the next
determined           price after the purchase order is received.
The price is           effective for orders received by IMSC or
by your Registered           Securities Dealer prior to the time
of the determination of the           net asset value. Any orders
received after the time of the           determination of the net
asset value will be entered at the next           calculated
price.

              Orders placed with a securities dealer before the
time of           determination of the net asset value and
transmitted through the           facilities of the National
Securities Clearing Corporation by           7:00 p.m., EST, on
the same day are confirmed at that day's           price. Any
loss resulting from the dealer's failure to submit an
order by the deadline will be borne by that dealer.
              You will receive an account statement after any
purchase,           exchange or full liquidation. Statements
related to reinvestment           of distributions, automatic
investment plans (see the SAI for           further explanation)
and/or systematic withdrawal plans will be           sent
quarterly.

          HOW A FUND VALUES ITS SHARES

              The NAV per share is the value of one Fund share.
The NAV is           determined in the following manner: the
total of all Fund           liabilities, including accrued
expenses and taxes and any           necessary reserves, is
deducted from the aggregate value of all           Fund assets,
and the difference is divided by the number of           shares
outstanding at the time, adjusted to the nearest cent. The
  NAV per share is determined once every business day (as of the close of regular trading on each day the New York Stock
Exchange           is open, normally 4:00 p.m. EST) (see the SAI
under "Net Asset           Value" for a detailed description of
how the NAV is determined).

              The Trust's Board of Trustees has established
procedures to           value each Fund's securities in order to
determine the NAV.

              Each Fund offers two classes of shares in this
Prospectus:           Class A shares, which are subject to an
initial sales charge; and           Class B shares, which are
subject to a contingent deferred sales           charge. IF YOU
DO NOT SPECIFY A PARTICULAR CLASS OF SHARES, IT           WILL BE
ASSUMED THAT YOU ARE PURCHASING CLASS A SHARES AND AN
INITIAL SALES CHARGE WILL BE ASSESSED.













          INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

              Class A shares may be purchased at a public
offering price           equal to their NAV per share plus a
sales charge, as set forth           below:

          MACKENZIE LIMITED TERM MUNICIPAL FUND

                                                SALES CHARGE
                                     --------------------------
                                          AS A            AS A
                                        PERCENTAGE
PERCENTAGE                                            OF PUBLIC
     OF NET
OFFERING         AMOUNT                                AMOUNT
INVESTED   PRICE         INVESTED             -------------------
----------------------------------------
                                                     Less than
$25,000..................  3.00%         3.09%
$25,000 but less than $250,000.....  2.50%         2.56%
   $250,000 but less than $500,000....  2.00%         2.04%
      $500,000 and over*.................  0.00%         0.00%

                                                 PORTION OF
                                       PUBLIC OFFERING
                                       PRICE
                                                  RETAINED
          AMOUNT                                 BY DEALER
          --------------------------------------------------
          Less than $25,000..................      2.50%
          $25,000 but less than $250,000.....      2.00%
          $250,000 but less than $500,000....      1.65%
          $500,000 and over*.................      0.00%


          MACKENZIE NATIONAL MUNICIPAL FUND
          MACKENZIE CALIFORNIA MUNICIPAL FUND
          MACKENZIE NEW YORK MUNICIPAL FUND

                                                    SALES CHARGE
                                                   --------------
---------                                                  AS A
     AS A
PERCENTAGE   PERCENTAGE
    OF PUBLIC      OF NET
         OFFERING      AMOUNT             AMOUNT INVESTED
               PRICE      INVESTED            -------------------
-----------------------------------------












          Less than $100,000................    4.75%
4.99%           100,000 but less than $250,000....    3.75%
3.90%           $250,000 but less than $500,000...    2.50%
2.56%           $500,000 and over*................    0.00%
0.00%
                                                PORTION OF
                                              PUBLICOFFERING
                                             PRICE
                                                 RETAINED
          AMOUNT INVESTED                       BY DEALER
    ---------------------------------------------------


          Less than $100,000..................   4.00%
          100,000 but less than $250,000......   3.00%
          $250,000 but less than $500,000.....   2.00%
          $500,000 and over*..................   0.00%


          *    A contingent deferred sales charge may apply to
the                redemption of Class A shares that are
purchased on or after                January 26, 1994 without an
initial sales charge. See                "Contingent Deferred
Sales Charge -- Class A Shares."
               Former shareholders of Zweig Limited Term
Portfolio and           Zweig Money Market Portfolio who became
shareholders of Mackenzie           Limited Term Municipal Fund
as a result of the transfer of all           the assets of those
portfolios to the Fund may purchase Class A           shares of
this Fund using the sales charges previously in effect for Zweig Limited Term Portfolio. The sales charge on purchases by these investors is as follows:

                                                SALES CHARGE
                                     ------------------------
                                         AS A        AS A
                                   PERCENTAGE  PERCENTAGE
                                   OF PUBLIC     OF NET
                                  OFFERING     AMOUNT
AMOUNT INVESTED                     PRICE      INVESTED
--------------------------------------------------------
                                                            Less
than $250,000................    1.50%    1.52%           250,000
but less than $500,000....    1.00%    1.01%           $500,000
and over.................    0.00%    0.00%
                                                   PORTION OF
                                            PUBLIC OFFERING
                                               PRICE












                                                    RETAINED
    AMOUNT INVESTED                          BY DEALER
 -------------------------------------------------------
          Less than $250,000....................    1.25%
          250,000 but less than $500,000........    0.80%
          $500,000 and over.....................    0.00%

              Sales charges are not applied to any dividends
which are           reinvested in additional shares of a Fund.

              IMDI may, at the time of any purchase of Class A
shares, pay           out of IMDI's own resources commissions to
dealers that provided           distribution assistance in
connection with the purchase. For           purchases over
$500,000, the commission would be computed at           1.00% of
the first $3,000,000 invested (0.75% for Mackenzie
Limited Term Municipal Fund); 0.50% of the next $2,000,000
  invested; and 0.25% of the amount invested in excess of $5,000,000. An investor may be charged a transaction fee for
     Class A shares purchased or redeemed at net asset value
through a           broker or agent other than IMDI.

              IMDI compensates participating brokers who sell
Class A           shares through the initial sales charge. IMDI
retains that           portion of the initial sales charge that
is not reallowed to the           dealers, which it may use to
distribute a Fund's Class A shares.           IMDI may, from time
to time, reallow the entire sales charge or a           portion
of the sales charge greater than that which will normally
 be reallowed to selected dealers who sell or are expected to
sell           significant amounts of shares of the Funds during
specified time           periods. During periods when 90% or more
of the sales commission           is reallowed, such dealers may
be deemed to be underwriters, as           that term is defined
in the Securities Act of 1933. Pursuant to           separate
distribution plans for each Fund's Class A and Class B
shares, IMDI bears various promotional and sales-related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Pursuant to each
Fund's           distribution plans applicable to its Class A and
Class B shares,           IMDI currently pays a continuing
service fee to qualified dealers           at an annual rate of
0.25% of qualified investments.
              IMDI may from time to time pay a bonus or other
incentive to           dealers (other than IMDI) that employ a
registered representative           who sells a minimum dollar
amount of the shares of a Fund and/or           other funds
distributed by IMDI during a specified period of           time.
This bonus or other incentive may take the form of payment
  for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives
and           members of their families to places within or
without the United           States or other bonuses such as gift
certificates or the cash           equivalent of such bonus or
incentive.

          CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES













              Purchases of $500,000 or more of Class A shares
will be made           at net asset value with no initial sales
charge, but if the           shares are redeemed within 24 months
after the end of the           calendar quarter in which the
purchase was made (the contingent           deferred sales charge
period), a contingent deferred sales charge           of 1.00%
(0.75% in the case of Mackenzie Limited Term Municipal
Fund) will be imposed.

              In order to recover commissions paid to dealers on
NAV           Transfers (as defined in "Purchase of Class A
Shares at Net Asset           Value"), Class A shares of the Fund
are subject to a contingent           deferred sales charge of
1.00% (0.75% for Mackenzie Limited Term           Municipal Fund)
for certain redemptions within 24 months after           the date
of purchase.

              The charge will be assessed on an amount equal to
the lesser           of the current market value or the original
purchase cost of the           Class A shares redeemed.
Accordingly, no contingent deferred           sales charge will
be imposed on increases in account value above           the
initial purchase price, including any dividends which have been reinvested in additional Class A shares.

              In determining whether a contingent deferred sales
charge           applies to a redemption, the calculation will be
determined in a           manner that results in the lowest
possible rate being charged.           Therefore, it will be
assumed that the redemption is first made           from any
shares in your account not subject to the contingent
deferred sales charge. The contingent deferred sales charge is waived in certain circumstances. See the discussion below
under           the caption "Waiver of Contingent Deferred Sales
Charge."
              WAIVER OF CONTINGENT DEFERRED SALES CHARGE:  The
contingent           deferred sales charge is waived for any
partial or complete           redemption following the death or
disability (as defined in           Section 72(m)(7) of the Code)
of a shareholder from an account in           which the deceased
or disabled is named, provided that the           redemption is
requested within one year of the death or           disability.
IMDI may require documentation prior to waiver of the contingent deferred sales charge.

              Class A shareholders may exchange their Class A
shares           subject to a contingent deferred sales charge
("outstanding Class           A shares") for Class A shares of
another Ivy or Mackenzie fund           ("new Class A shares") on
the basis of the relative net asset           value per Class A
share, without the payment of any contingent           deferred
sales charge that otherwise would be due upon the
redemption of the outstanding Class A shares. The original
  contingent deferred sales charge rate that would have been charged if the outstanding Class A shares were redeemed will carry over to the Class A shares received in the
exchange, and           will be charged accordingly at the time
of redemption.
          QUALIFYING FOR A REDUCED SALES CHARGE













              RIGHTS OF ACCUMULATION:  Rights of Accumulation
("ROA") is           calculated by determining the current market
value of all Class A           shares in all Ivy or Mackenzie
fund accounts (except Ivy Money           Market Fund) owned by
you, your spouse and your children under 21           years of
age. ROA is also applicable to accounts under a trustee
or other single fiduciary (including retirement accounts qualified under Section 401 of the Code). The current market value of each of your accounts as described above is added together and then added to your current purchase amount. If
the           combined total is equal to or greater than a
breakpoint amount           for the Fund, then you qualify for
the reduced sales charge. To           reduce or eliminate the
sales charge, you must complete Section           4B of the
Account Application. For additional information, contact IMSC at 1-800-777-6472.

              LETTER OF INTENT: A Letter of Intent ("LOI") is a non-binding agreement that states your intention to
invest in           additional Class A shares, within a thirteen
month period after           the initial purchase, an amount
equal to a breakpoint amount for           the Fund. The LOI may
be backdated up to 90 days. To sign a LOI,           complete
Section 4B of the Account Application. For additional information, contact IMSC at 1-800-777-6472.

              Should the LOI not be fulfilled within the thirteen
month           period, your account will be debited for the
difference between           the full sales charge that applies
and the reduced sales charge           actually paid on purchases
placed under the terms of the LOI.
          PURCHASES OF CLASS A SHARES AT NET ASSET VALUE

              An investor who was a shareholder of any Ivy Fund
on December           31, 1991 or a shareholder of American
Investors Income Fund, Inc.           or American Investors
Growth Fund, Inc. on October 31, 1988 and           who became a
shareholder of Ivy Bond Fund (formerly Mackenzie           Fixed
Income Trust) or Ivy Growth Fund as a result of the
respective reorganizations of the funds will be exempt from sales charges, including any contingent deferred sales charge,
on           purchases of Class A shares of any Ivy or Mackenzie
fund. This           privilege is also available to immediate
family members of a           shareholder (i.e., the
shareholder's children, the shareholder's           spouse and
the children of the shareholder's spouse). This           no-load
privilege terminates for the investor if the investor redeems all shares owned. Shareholders and their relatives as described above should call 1-800-235-3322 for further information on additional purchases or to inquire about their account.


              Officers and Trustees of the Trust (and their
relatives),           MIMI, Ivy Management, Inc. (which is a
wholly owned subsidiary of           MIMI) and Mackenzie
Financial  Corporation (of which MIMI is a           subsidiary)
and their officers, directors, employees and retired employees (and their relatives) and legal counsel and independent  accountants (and their relatives) may buy
Class A           shares  of the Fund without an initial sales
charge or a           contingent  deferred sales charge.



              Directors, officers, partners, registered
representatives,           employees (and their relatives) of
dealers having a sales           agreement with IMDI may buy
Class A shares of a Fund without an           initial sales
charge or a contingent deferred sales charge. In
addition, certain investment advisers and financial planners who charge a management, consulting or other fee for their
services           and who place trades for their own accounts
and the accounts of           their clients may purchase Class A
shares of a Fund without an           initial sales charge or a
contingent deferred sales charge,           provided such
purchases are placed through a broker or agent who
maintains an omnibus account with the Fund. Also, clients of these advisers and planners may make purchases under the same conditions if the purchases are through the master
account of           such adviser or planner on the books of such
broker or agent.

              Class A shares of Mackenzie Limited Term Municipal
Fund can           also be purchased without an initial sales
charge, but subject to           a contingent deferred sales
charge of 0.75% during the first 24           months by trust
companies, bank trust departments, credit unions,
savings and loans, and other similar organizations in their
   fiduciary capacity or for their own accounts, subject to any minimum requirements set by IMDI. Currently, these
criteria           require that the amount invested or to be
invested during the           subsequent 13-month period totals
at least $250,000. IMDI may, at           the time of any such
purchase, pay out of IMDI's own resources           commissions
to dealers which provided distribution assistance in
connection with the purchase. Commissions would be computed at
      0.75% of the first $3,000,000 invested; 0.50% of the next
       $2,000,000 invested; and 0.25% of the amount invested in
excess           of $5,000,000.

              Class A shares of Mackenzie Limited Term Municipal
Fund can           also be purchased without an initial sales
charge, but subject to           a contingent deferred sales
charge of 0.75% during the first 24           months by any
state, county, or city, or any instrumentality,
department, authority or agency of these entities, which is
   prohibited by applicable investment laws from paying a sales charge or commission when purchasing shares of any
registered           management investment company (an "eligible
governmental           authority"). IMDI may, at the time of such
purchase, pay out of           IMDI's own resources commissions
to dealers which provided           distribution assistance in
connection with the purchase.           Commissions would be
computed at 0.75% of the first $3,000,000           invested;
0.50% of the next $2,000,000 invested; and 0.25% of the amount invested in excess of $5,000,000.














              Class A shares of Mackenzie National Municipal
Fund,           Mackenzie California Municipal Fund and Mackenzie
New York           Municipal Fund can be purchased without an
initial sales charge,           but subject to a contingent
deferred sales charge of 1.00% during           the first 24
months by trust companies, bank trust departments,
credit unions, savings and loans, and other similar organizations in their fiduciary capacity or for their own accounts,
subject to           any minimum requirements set by IMDI.
Currently, these criteria           require that the amount
invested or to be invested during the           subsequent 13-
month period totals at least $250,000. IMDI may, at           the
time of any such purchase, pay out of IMDI's own resources
  commissions to dealers which provided distribution assistance
in           connection with the purchase. Commissions would be
computed at           1.00% of the first $3,000,000 invested;
0.50% of the next           $2,000,000 invested; and 0.25% of the
amount invested in excess           of $5,000,000.



              Class A shares of Mackenzie National Municipal
Fund,           Mackenzie California Municipal Fund and Mackenzie
New York           Municipal Fund can also be purchased without
an initial sales           charge, but subject to a contingent
deferred sales charge of           1.00% during the first 24
months by any state, county, or city,           or any
instrumentality, department, authority or agency of these
 entities, which is prohibited by applicable investment laws from paying a sales charge or commission when purchasing
shares of any           registered management investment company
(an "eligible government           authority"). IMDI may, at the
time of any such purchase, pay out           of IMDI's own
resources commissions to dealers which provided
distribution assistance in connection with the purchase. Commissions would be computed at 1.00% of the first $3,000,000 invested; 0.50% of the next $2,000,000 invested; and 0.25%
of the           amount invested in excess of $5,000,000.


              Class A shares of the Fund may also be purchased
without a           sales charge in connection with certain
liquidation, merger or           acquisition transactions
involving other investment companies or           personal
holding companies.

              The Funds may, from time to time, waive the initial
sales           charge on its Class A shares sold to clients of
various           broker/dealers with which IMDI has a selling
relationship. This           privilege will apply only to Class A
shares of the Fund that are           purchased using all or a
portion of the proceeds obtained by such           clients
through redemptions of shares (on which a commission has
been paid) of an investment company (other than the Trust or Ivy
        Fund), unit investment trust or limited partnership ("NAV Transfers"). Some dealers may elect not to participate
in this           program. Those dealers that do elect to
participate in the           program must complete certain forms
required by IMDI. The normal           service fee, as described
in the "Initial Sales Charge           Alternative -- Class A
Shares" and "Contingent Deferred Sales












          Charge Alternative -- Class B Shares" sections of this
        Prospectus, will also be paid to dealers in connection
with these           purchases. Additional information on
reductions or waivers may be           obtained from IMDI at the
address listed on the cover of this           Prospectus.

          CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B
         SHARES

              Class B shares are offered at net asset value
without a           front-end sales charge. However, Class B
shares redeemed within           six years (five years in the
case of Mackenzie Limited Term           Municipal Fund) of
purchase will be subject to a contingent           deferred sales
charge at the rates set forth below. This charge           will
be assessed on an amount equal to the lesser of the current
   market value or the original cost of the shares being
redeemed.           Accordingly, you will not be assessed a
contingent deferred sales           charge on increases in
account value above the initial purchase           price,
including shares derived from the reinvestment of
distributions. In determining whether a contingent deferred sales charge applies to a redemption, the calculation will be determined in a manner that results in the lowest
possible rate           being charged. It will be assumed that
your redemption comes           first from shares you have held
beyond the contingent deferred           sales charge redemption
period or those you acquire through           reinvestment of
distributions, and next from the shares you have           held
the longest.

              Proceeds from the contingent deferred sales charge
are paid           to IMDI. IMDI uses them, in whole or in part,
to defray its           expenses related to providing the Fund
with distribution services           in connection with the sale
of Class B shares, such as           compensating selected
dealers and agents for selling these           shares. The
combination of the contingent deferred sales charge           and
the service and distribution fees makes it possible for the
   Fund to sell Class B shares without deducting a sales charge
at           the time of purchase.

              The amount of the contingent deferred sales charge,
if any,           will vary depending upon the number of years
from the time of           your purchase of Class B shares until
the time you redeem them.           Solely for purposes of
determining this holding period, all           payments during
the quarter will be aggregated and deemed to have           been
made on the last day of the quarter.

          MACKENZIE LIMITED TERM MUNICIPAL FUND

                                                  CONTINGENT
DEFERRED                                                    SALES
CHARGE AS A
PERCENTAGE OF
    DOLLAR AMOUNT               YEAR SINCE PURCHASE
       SUBJECT TO CHARGE












          -------------------------------------------------------
----
            First.................................           3%
         Second................................       2 1/2%
      Third.................................           2%
   Fourth.................................      1 1/2%
Fifth.................................           1%
Sixth and thereafter..................           0%


          MACKENZIE NATIONAL MUNICIPAL FUND
          MACKENZIE CALIFORNIA MUNICIPAL FUND
          MACKENZIE NEW YORK MUNICIPAL FUND

                                                  CONTINGENT
DEFERRED                                                    SALES
CHARGE AS A
PERCENTAGE OF
    DOLLAR AMOUNT               YEAR SINCE PURCHASE
       SUBJECT TO CHARGE           ------------------------------
-----------------------------
            First.................................           5%
         Second................................           4%
      Third.................................           3%
   Fourth.................................          3%
Fifth.................................           2%
Sixth and thereafter..................           1%
   Seventh and thereafter................           0%


              MIMI, on behalf of IMDI, currently intends to pay
dealers a           sales commission of 2.50% of the sale price
of Class B shares of           Mackenzie Limited Term Municipal
Fund and 4.00% of the sale price           of Class B shares of
Mackenzie National Municipal Fund, Mackenzie           California
Municipal Fund and Mackenzie New York Municipal Fund
sold by such dealers, subject to future amendment or termination.
         IMDI will retain 0.50% of the continuing 0.75%
          service/distribution fee for Mackenzie Limited Term
Municipal           Fund (0.75% of the continuing 1.00% for
Mackenzie National           Municipal Fund, Mackenzie California
Municipal Fund and Mackenzie           New York Municipal Fund)
assessed to Class B shareholders and           will receive the
entire amount of the contingent deferred sales           charge
paid by shareholders on the redemption of Class B shares to finance the sales commission plus related marketing expenses.

              CONVERSION OF CLASS B SHARES:  Your Class B shares
and an           appropriate portion of both reinvested
distributions on those           shares will be converted into
Class A shares automatically no           later than the month
following eight years after the shares were           purchased,
resulting in the discontinuance of annual distribution












          fees. If you exchanged Class B shares from another Ivy
or           Mackenzie fund into Class B shares of a Fund, the
calculation           will be based on the time the shares in the
original fund were           purchased.

              WAIVER OF CONTINGENT DEFERRED SALES CHARGE:  The
contingent           deferred sales charge is waived for any
partial or complete           redemption following the death or
disability (as defined in           Section 72(m)(7) of the Code)
of a shareholder from an account in           which the deceased
or disabled is named, provided that the           redemption is
requested within one year of death or disability.           IMDI
may require documentation prior to waiver of the contingent deferred sales charge.

              ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS:  IMDI
may, at           its own expense, pay concessions in addition to
those described           above to dealers which satisfy certain
criteria established from           time to time by IMDI. These
conditions relate to increasing sales           of shares of the
Fund over specified periods and to certain other
factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) 0.25% of the value of Fund shares sold by such
dealer           during a particular period, and (ii) 0.10% of
the value of Fund           shares held by the dealer's customers
for more than one year,           calculated on an annual basis.

          HOW TO REDEEM SHARES

              You may redeem your Fund shares through your
registered           securities representative, by mail, by
telephone or by Federal           Funds wire. A contingent
deferred sales charge may apply to           certain Class A
share redemptions, and to Class B share           redemptions
prior to conversion. All redemptions are made at the
net asset value next determined after a redemption request has been received in good order. Requests for redemptions must
be           received by 4:00 p.m. EST to be processed at the net
asset value           for that day. Any redemption request in
good order that is           received after 4:00 p.m. EST will be
processed at the price           determined on the following
business day. IF SHARES TO BE           REDEEMED WERE PURCHASED
BY CHECK, PAYMENT OF THE REDEMPTION MAY           BE DELAYED
UNTIL THE CHECK HAS CLEARED OR FOR UP TO 15 DAYS AFTER
THE DATE OF PURCHASE, WHICHEVER IS LESS. If you own shares of more than one class of a Fund, the Fund will redeem Class A shares first; any shares subject to a contingent deferred
sales           charge will be redeemed last unless you
specifically elect           otherwise.

              When shares are redeemed, a Fund generally sends
you payment           on the next business day. Under unusual
circumstances, a Fund may           suspend redemptions or
postpone payment to the extent permitted           by Federal
securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's
       securities at the time of the redemption. If the redemption is for over $50,000, or the proceeds are to be sent to an
address           other than the address of record, or an address
change has           occurred in the last 30 days, it must be
requested in writing           with a signature guarantee. See
"Signature Guarantees" below.
              If you are not certain of the requirements for a
redemption,           please contact IMSC at 1-800-777-6472.

              THROUGH YOUR REGISTERED SECURITIES DEALER:  The
Dealer is           responsible for promptly transmitting
redemption orders.           Redemptions requested by dealers
will be made at the net asset           value (less any
applicable contingent deferred sales charge)           determined
at the close of regular trading (4:00 p.m. EST) on the day that a redemption request is received in good order by IMSC.

              BY MAIL:  Requests for redemption in writing are
considered           to be in "proper or good order" if they
contain the following:
              - Any outstanding certificate(s) for shares being redeemed.

              - A letter of instruction, including the fund name,
the                 account number, the account name(s), the
address and                 the dollar amount or number of shares
to be redeemed.
              - Signatures of all registered owners whose names
appear                 on the account.

              - Any required signature guarantees.

              - Other supporting legal documentation, if required
(in                 the case of estates, trusts, guardianships,
             corporations, or other representative capacities).

              The dollar amount or number of shares indicated for redemption must not exceed the available shares or net
asset           value of your account at the next determined
prices. If your           request exceeds these limits, then the
trade will be rejected in           its entirety.

              Mail your request to:


                          IVY MACKENZIE SERVICES CORP.

                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

              Our courier address is:


                          IVY MACKENZIE SERVICES CORP.

                      700 SOUTH FEDERAL HIGHWAY, SUITE 300












                              BOCA RATON, FL 33432

              BY TELEPHONE:  Individual and joint accounts may
redeem up to           $50,000 per day over the telephone by
contacting IMSC at           1-800-777-6472. In times of unusual
economic or market changes,           the telephone redemption
privilege may be difficult to implement.           If you are
unable to execute your transaction (for example,           during
such times), you may want to consider placing the order in writing and sending it by mail or overnight courier.

              Checks will be made payable to the current account registration and sent to the address of record. If there
has been           a change of address in the last 30 days,
please use the           instructions for redemption requests by
mail described above. A           signature guarantee would be
required.

              Requests for telephone redemptions will be accepted
from the           registered owner of the account, the
designated registered           representative or his/her
assistant.

              Shares held in certificate form cannot be redeemed
by           telephone.

              If Section 6E of the Account Application is not
completed,           telephone redemption privileges will be
provided automatically.           Although telephone redemptions
may be a convenient feature, you           should realize that
you may be giving up a measure of security           that you may
otherwise have if you terminated the privilege and
redeemed your shares in writing. If you do not wish to make
   telephone redemptions or permit your registered representative
or           his/her assistant to do so on your behalf, you must
notify IMSC           in writing.

              The Fund employs reasonable procedures that require
personal           identification prior to acting on redemption
instructions           communicated by telephone to confirm that
such instructions are           genuine. In the absence of such
procedures, the Fund may be           liable for any losses due
to unauthorized or fraudulent telephone           instructions.

              CHECK WRITING:  With respect to Mackenzie Limited
Term           Municipal Fund, check writing is available on
Class A shares of           the Fund. Checks must be written for
a minimum of $500. You may           sign up for this option by
completing Section 8 (Check Writing           Enrollment) on the
last page of the Account Application. If the           Class A
shares to be redeemed have been purchased by check,
availability of the shares for redemption by check may be delayed until your check clears or for up to 15 calendar days
after the           date of purchase, whichever is less.

              In order to qualify for check writing, Fund
shareholders must           maintain a minimum average balance of
$1,000. Class A shares must           be unissued (held at the
Fund) for any account requesting check           writing
privileges.













              Checks can be reordered by calling IMSC at
1-800-777-6472.           Checking activity is reported on your
statement, and cancelled           checks are returned to you
each month. There is no limitation on           the number of
checks a shareholder may write.

              Checks written on the Fund are redemptions of
shares and           considered taxable events by the IRS. As
such, any capital gain           realized must be reported on
your income tax return.
              When a check is presented for payment, the Fund
redeems a           sufficient number of Class A shares to cover
the amount of the           check. Checks written on accounts
with insufficient shares will           be returned to the payee
marked "non-sufficient funds." There is           a nominal
charge for each supply of checks, copies of canceled
checks, stop payment orders, checks drawn for amounts less than the Fund minimum (see above) and checks returned for "non-sufficient funds." To pay for these charges, the Fund automatically redeems an appropriate number of the
shareholder's           Class A shares after the charges are
incurred.

              You may not close your Fund account by writing a
check           because any earned dividends will remain in your
account. Check           writing is not available for accounts in
Class B of the Fund. The           Fund reserves the right to
change, modify or terminate the check           writing service
at any time upon notification mailed to the           address of
record of the shareholder(s).

              BY FEDERAL FUNDS WIRE:  For shareholders who
established this           feature at the time they opened their
new account, telephone           instructions will be accepted
for redemption amounts up to           $50,000 ($1,000 minimum)
and proceeds will be wired on the next           business day to
a predesignated bank account.

              In order to add this feature to an existing account
or change           existing bank account information, please
submit a letter of           instructions including your bank
information to IMSC at the           address provided above. The
letter must be signed by all           registered owners, and
their signatures must be guaranteed.
              Your account will be charged a $10 fee each time
redemption           proceeds are wired to your bank.

              Neither IMSC nor the Fund can be responsible for
the           efficiency of the Federal Funds wire system or the
shareholder's           bank.

          MINIMUM ACCOUNT BALANCE REQUIREMENTS

              Due to the high cost of maintaining small accounts
and           subject to state law requirements, the Fund may
redeem the           accounts of shareholders who have maintained
an investment,           including sales charges paid, of less
than $1,000 for more than           12 months. No redemption will
be made unless the shareholder has












          been given at least 60 days notice of the Fund's
intention to           redeem the shares. No redemption will be
made if a shareholder's           account falls below the minimum
due to a reduction in the value           of the Fund's portfolio
securities.

          SIGNATURE GUARANTEES

                For your protection, and to prevent fraudulent
redemptions,           we require a signature guarantee in order
to accommodate the           following requests:

              - Redemption requests over $50,000.

              - Requests for redemption proceeds to be sent to
someone                 other than the registered shareholder.

              - Requests for redemption proceeds to be sent to an
               address other than the address of record.

              - Registration transfer requests.

              - Requests for redemption proceeds to be wired to
your                 bank account (if this option was not
selected on your                 original application, or if you
are changing the bank                 wire information).

              A signature guarantee may be obtained only from an
eligible           guarantor institution. An eligible guarantor
institution includes           banks, brokers, dealers, municipal
securities dealers, government           securities dealers,
government securities brokers, credit unions,           national
securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from notary publics are not the same as signature guarantees, and are not accepted.

              Circumstances other than those described above may
require a           signature guarantee. Please contact IMSC at
1-800-777-6472 for           more information.

          CHOOSING A DISTRIBUTION OPTION

              You have the option of selecting the dividend and
capital           gain distribution option that best suits your
needs:
          1.   AUTOMATIC REINVESTMENT OPTION -- Both dividends
and capital                gains are automatically reinvested at
net asset value in                additional shares of the same
class of the Fund unless you                specify one of the
other options.

          2.   INVESTMENT IN ANOTHER IVY OR MACKENZIE FUND --
Both                dividends and capital gains are automatically
invested at                net asset value in another Ivy or
Mackenzie Fund of the same                class.













          3.   DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED --
Dividends will                be paid in cash. Capital gains will
be reinvested at net                asset value in additional
shares of the same class of the                Fund or another
Ivy or Mackenzie fund of the same class.
          4.   DIVIDENDS AND CAPITAL GAINS IN CASH -- Both
dividends and                capital gains will be paid in cash.

              If you wish to have your cash distributions
deposited           directly to your bank account via electronic
funds transfer, or           if you wish to change your
distribution option, please contact           IMSC at
1-800-777-6472.

              If you wish to have your cash distributions go to
an address           other than the address of record, a
signature guarantee is           required.

          TAX IDENTIFICATION NUMBER

                In general, to avoid being subject to a 31%
Federal backup           withholding tax on dividends, capital
gain distributions and           redemption proceeds, you must
furnish the Fund with your           certified tax identification
number ("TIN") and certify that you           are not subject to
backup withholding due to prior           under-reporting of
interest and dividends to the IRS. If you fail           to
provide a certified TIN, or such other tax-related
certifications as the Fund may require, within 30 days of opening your new account, the Fund reserves the right to
involuntarily           redeem your account and send the proceeds
to the address of           record.

              You can avoid the above withholding and/or
redemption by           correctly furnishing your TIN and making
certain certifications           in Section 2 of the Account
Application at the time you open your           new account,
unless the IRS requires that backup withholding be applied to your account.

              Certain payees, such as corporations, generally are
exempt           from backup withholding. Please complete IRS
Form W-9 with the           Account Application to claim the
exemption. If the registration           is for a UGMA/UTMA
account, please provide the social security           number of
the minor. Non-U.S. investors who do not have a TIN must provide, with the Account Application, a completed IRS Form
        W-8.

          CERTIFICATES

                In order to facilitate transfers, exchanges and redemptions, most shareholders elect not to receive
certificates.           Should you wish to have a certificate
issued, please contact IMSC           at 1-800-777-6472 and
request that one be sent to you. Please           note that if
you were to lose your certificate, you would incur           an
expense to replace it.













                  Certificates for shares valued up to $50,000
will be           issued to the current registration and mailed
to the address of           record. Should you wish to have your
certificates mailed to a           different address, or
registered differently from the current           registration,
you must provide a letter of instruction, signed by           all
registered owners with signature guarantee. The letter of
 instruction would then be mailed to IVY MACKENZIE SERVICES
CORP.,           P.O. BOX 3022, BOCA RATON, FL 33431-0922.


          EXCHANGE PRIVILEGE

                Shareholders of the Fund have an exchange
privilege with           other Ivy and Mackenzie funds. Class A
shareholders may exchange           their outstanding Class A
shares for Class A shares of another           Ivy or Mackenzie
fund on the basis of the net asset value per           Class A
share, plus an amount equal to the difference between the
 sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange
on the           new Class A shares. Incremental sales charges
are waived for           outstanding Class A shares that have
been invested for 12 months           or longer.

              Class B shareholders may exchange their Class B
shares for           Class B shares of another Ivy or Mackenzie
fund on the basis of           the net asset value per Class B
share, without the payment of any           contingent deferred
sales charge that would otherwise be due upon           the
redemption of Class B shares. Class B shareholders who
exercise the exchange privilege would continue to be subject to the Fund's contingent deferred sales charge schedule (or
period)           following an exchange if such schedule is
higher (or longer) than           the contingent deferred sales
charge for the new Class B shares.
              Shares resulting from the reinvestment of
distributions will           not be charged an initial sales
charge or a contingent deferred           sales charge when
exchanged into another Ivy or Mackenzie fund.
              Exchanges are considered to be taxable events, and
may result           in a capital gain or a capital loss for tax
purposes. Prior to           executing an exchange, you should
obtain and read the prospectus           and consider the
investment objective of the fund to be           purchased.
Shares must be unissued in order to execute an
exchange. Exchanges are available only in states where they can be legally made. This privilege is not intended to provide shareholders a means by which to speculate on short-term movements in the market. Exchanges are accepted only if
the           registrations of the two accounts are identical.
Amounts to be           exchanged must meet minimum investment
requirements for the Ivy           or Mackenzie fund into which
the exchange is made.
              With respect to Fund shares subject to a contingent
deferred           sales charge, if less than all of an
investment is exchanged out           of the Fund, the shares
exchanged will reflect, pro rata, the












          cost, capital appreciation and/or reinvestment of
distributions           of the original investment as well as the
original purchase date,           for purposes of calculating any
contingent deferred sales charge           for future redemptions
of the exchanged shares.

              An investor who was a shareholder of American
Investors           Income Fund, Inc. or American Investors
Growth Fund, Inc. prior           to October 31, 1988, or a
shareholder of Ivy Fund prior to           December 31, 1991, who
became a shareholder of the Fund as a           result of a
reorganization or merger between the Funds may           exchange
between funds without paying a sales charge. An investor
who was a shareholder of American Investors Income Fund, Inc. or
        American Investors Growth Fund, Inc. on or after October
31, 1988           who became a shareholder of the Fund as a
result of the           reorganization between the Funds will
receive credit toward any           applicable sales charge
imposed by any Ivy or Mackenzie fund into           which an
exchange is made.

              In calculating the sales charge assessed on an
exchange,           shareholders will be allowed to use the
Rights of Accumulation           privilege.

              EXCHANGES BY TELEPHONE:  When you fill out the
application           for your purchase of Fund shares, if
Section 6E of the new           Account Application is not
completed, telephone exchange           privileges will be
provided automatically. Although telephone           exchanges
may be a convenient feature, you should realize that
you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your
shares in           writing. If you do not wish to make telephone
exchanges or permit           your registered representative or
his/her assistant to do so on           your behalf, you must
notify IMSC in writing.

              In order to execute an exchange, please contact
IMSC at           1-800-777-6472. Have the account number of your
current fund and           the exact name in which it is
registered available to give to the           telephone
representative.

              The Fund employs reasonable procedures that require
personal           identification prior to acting on exchange
instructions           communicated by telephone to confirm that
such instructions are           genuine. In the absence of such
procedures, the Fund may be           liable for any losses due
to unauthorized or fraudulent telephone           instructions.

              EXCHANGES IN WRITING:  In a letter, request an
exchange and           provide the following information:

              - The name and class of the Fund whose shares you currently own.

              - Your account number

              - The name(s) in which the account is registered.













              - The name of the Fund in which you wish your
exchange                 to be invested.

              - The number of shares, all shares or the dollar
amount                 you wish to exchange.

              The request must be signed by all registered owners.
              Mail the request and information to:


                          IVY MACKENZIE SERVICES CORP.

                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

          REINVESTMENT PRIVILEGE

              Investors who have redeemed Class A shares of
Mackenzie           National Municipal Fund, Mackenzie California
Municipal Fund or           Mackenzie New York Municipal Fund
have a one-time privilege of           reinvesting all or a part
of the proceeds of the redemption back           into Class A
shares of the Fund at net asset value (without a           sales
charge), within 60 days after the date of redemption.
Investors who have redeemed Class A shares Mackenzie Limited Term
         Municipal Fund have an unlimited privilege of
reinvesting all or           a part of the proceeds of the
redemption back into class A shares           of the Fund at net
asset value (without a sales charge) within 24           months
after the date of redemption. IN ORDER TO REINVEST WITHOUT
  A SALES CHARGE, SHAREHOLDERS OR THEIR BROKERS MUST INFORM IMSC
        THAT THEY ARE EXERCISING THE REINVESTMENT PRIVILEGE AT
THE TIME           OF REINVESTMENT. The tax status of a gain
realized on a           redemption generally will not be affected
by the exercise of the           reinvestment privilege, but a
loss realized on a redemption           generally may be
disallowed by the IRS if the reinvestment           privilege is
exercised within 30 days after the redemption. In
addition, upon a reinvestment, the shareholder may not be
 permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain
or           loss.

          SYSTEMATIC WITHDRAWAL PLAN

              You must elect the Systematic Withdrawal Plan at
any time by           completing the Account Application, which
is attached to this           Prospectus. You can also obtain
this application by contacting           your registered
representative or IMSC at 1-800-777-6472. To be
eligible, you must have at least $5,000 in your account. Payments
         (minimum distribution amount -- $50) from your account
can be           made monthly, quarterly, semi-annually, annually
or on a selected           monthly basis, to yourself or any
other designated payee. You may           elect to have your
systematic withdrawal paid directly to your           bank
account via electronic funds transfer ("EFT"). Share












          certificates must be unissued (held by the Fund) while
the           Systematic Withdrawal Plan is in effect. A
Systematic Withdrawal           Plan may not be established if
you are currently participating in           the Automatic
Investment Method. For more information, please           contact
IMSC at 1-800-777-6472.

              If payments you receive through the Systematic
Withdrawal           Plan exceed the dividends and capital
appreciation of your           account, you will be reducing the
value of your account.           Additional investments made by
shareholders participating in the           Systematic Withdrawal
Plan must equal at least $1,000 while the           plan is in
effect. However, it may not be advantageous to           purchase
additional Class A or Class B shares when you have a
Systematic Withdrawal Plan, because you may be subject to an initial sales charge on your purchase of Class A shares or to
a           contingent deferred sales charge imposed on your
redemptions of           Class B shares. In addition, redemptions
are taxable events.
              Amounts paid to you through the Systematic
Withdrawal Plan           are derived from the redemption of
shares in your account. Any           applicable contingent
deferred sales charge will be assessed upon           redemption.
A contingent deferred sales charge will not be           assessed
on withdrawals not exceeding 12% annually of the initial account balance when the Systematic Withdrawal Plan was started.

              Should you wish at any time to add a Systematic
Withdrawal           Plan to an existing account or change payee
instructions, you           will need to submit a written
request, signed by all registered           owners, with
signatures guaranteed.

              If the U.S. Postal Service cannot deliver your
checks, or if           deposits to a bank account are returned
for any reason, your           redemptions will be discontinued.

          AUTOMATIC INVESTMENT METHOD

                You may authorize an investment to be
automatically drawn           each month from your bank for
investment in Fund shares under the           "Automatic
Investment Method" and "Fed Wire/EFT" sections of the Account Application. There is no charge to you for this program.

              You may terminate or suspend your Automatic
Investment Method           by telephone at any time by
contacting IMSC at 1-800-777-6472.
              If you have investments being withdrawn from a bank
account           and we are notified that the account has been
closed, your           Automatic Investment Method will be
discontinued.
          CONSOLIDATED ACCOUNT STATEMENTS

              Shareholders with two or more Ivy or Mackenzie fund
accounts           will receive a single quarterly account
statement, unless           otherwise specified. This feature
consolidates the activity for           each account onto one
statement. Requests for quarterly












          consolidated statements for all other accounts must be
submitted           in writing and must be signed by all
registered owners.
          SHAREHOLDER INQUIRIES

              Inquiries regarding the Funds should be directed to
IMSC at           1-800-777-6472.


                                 ACCOUNT APPLICATION
                        MACKENZIE LIMITED TERM MUNICIPAL FUND
                     MACKENZIE NATIONAL MUNICIPAL FUND
             MACKENZIE CALIFORNIA MUNICIPAL FUND
        MACKENZIE NEW YORK MUNICIPAL FUND

               Please mail applications and checks to: Ivy
Mackenzie           Services Corp., P.O. Box 3022, Boca Raton, FL
33431-0922.

                 (This application should not be used for
retirement                         accounts for which Ivy is
custodian.)
_________________________________________________________________
              FUND USE ONLY
          _______________________  _____________  _____________
__________           Account Number           Dealer#
Branch#        Rep. I.D.#
_________________________________________________________________

_________________________________________________________________

          1    REGISTRATION
          / / Individual
_____________________________________________           / / Joint
Tenant    Owner, Custodian or Trustee
          / / Estate
          / / UGMA/UTMA
_____________________________________________           / /
Corporation     Co-owner or Minor
          / / Partnership
          / / Sole Proprietor
_____________________________________________           / / Trust
                            Minor's State of Residence

        _________________
_____________________________________________           Date of
Trust       Street
          / / Other________
_____________________________________________
_________________   City                State            Zip Code

                                 -          -               -
-                              Phone Number -- Day   Phone Number
-- Evening
_________________________________________________________________

_________________________________________________________________

          2 TAX ID#
               -     -             or        -      -
          Social Security Number        Tax Identification Number

          Citizenship / / U.S. / / Other_____













          Under penalties of perjury, I certify by signing in
Section 9           below that: (1) the number shown in this
section is my correct           taxpayer identification number
(TIN), and (2) I am not subject to           backup withholding
because: (a) I have not been notified by the           Internal
Revenue Service (IRS) that I am subject to backup
withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no
longer           subject to backup withholding. (Cross out item
(2) if you have           been notified by the IRS that you are
currently subject to backup           withholding because of
underreporting interest or dividends on           your tax
return.) Please see the "Tax Identification Number"
section of the Prospectus for additional information on
completing this section.

_________________________________________________________________

_________________________________________________________________
         3    DEALER INFORMATION

          The undersigned ("Dealer") agrees to all applicable
provisions in           this Application, guarantees the
signature and DEALER legal           capacity of the Shareholder,
and agrees to notify IMSC of any           purchases made under a
Letter of Intent or Rights INFORMATION of           Accumulation.

          _____________________________
________________________________           Dealer Name
         Representative's Name and Number

          _____________________________
________________________________           Branch Office Address
         Representative's Phone Number

          _____________________________
________________________________           City          State
Zip Code    Authorized Signature of Dealer


_________________________________________________________________

_________________________________________________________________

          4    INVESTMENTS

          A.  Enclosed is my check for $ _______________($1,000
minimum)           made payable to the appropriate Fund. Please
invest it in the           following Fund(s):

               $ _______________ Mackenzie Limited Term Municipal
Fund                Class A / / or Class B / / shares

               $ _______________ Mackenzie National Municipal
Fund Class A                / / or Class B / / shares

               $ _______________ Mackenzie California Municipal
Fund Class                A / / or Class B / / shares

               $ _______________ Mackenzie New York Municipal
Fund Class A                / / or Class B / / shares













          B.   I qualify for a reduced sales charge due to the
following           privilege (applies only to Class A shares):

               / / New Letter of Intent (if ROA or 90-day
backdate                privilege is applicable, provide
account(s) information                below.)

               / / ROA with the account(s) listed below.

               / / Existing Letter of Intent with account(s) listed below.

               ____________________________ ____________________
/ / or New                Fund Name                    Account
Number

               ____________________________ ____________________
/ / or New                Fund Name                    Account
Number
          If establishing a Letter of Intent, you will need to
purchase           Class A shares over a thirteen-month period in
accordance with           the provisions in the Prospectus. The
aggregate amount of these           purchases will be at least
equal to the amount indicated below           (see Prospectus for
minimum amount required for reduced sales           charges).


               / / $25,000    / / $100,000    / / $250,000    / /
$500,000
          C.   FOR DEALER USE ONLY
               Confirmed trade orders:
               ______________  ________________  --  _______
_____________                Confirm Number  Number of Shares
         Trade Date
_________________________________________________________________

_________________________________________________________________

          5    DISTRIBUTION OPTIONS

          A.   I would like to reinvest dividends and capital
gains into                additional shares of the same class in
this account at net                asset value unless a different
option is checked below.

          B.   / / Reinvest all dividends and capital gains into
additional                shares of the same class in an account
in a different Ivy or                Mackenzie fund.

               _______________________ ____________________ / /
New Account                Fund Name               Account Number


          C.   / / Pay all dividends in cash and reinvest capital
gains                into additional shares of the same class in
this account or                an account in a different Ivy or
Mackenzie fund.

               _______________________ ____________________ / /
New Account                Fund Name               Account Number


          D.   / / Pay all dividends and capital gains in cash.













                        I REQUEST THE ABOVE CASH DISTRIBUTION,
                        SELECTED IN C OR D ABOVE, BE:

               / / Sent to the address listed in the
registration.                / / Sent to the special payee listed
in Section                     7A / / (By Mail)
                    7B / / (By E.F.T.)

_________________________________________________________________

_________________________________________________________________

          6 OPTIONAL SPECIAL FEATURES
          A.   / / AUTOMATIC INVESTMENT METHOD (AIM)
                                        My bank account
               I wish to invest         will be debited on or
about the                / / once per month.
_________________ day of the month                / / twice
        _________________ day of the month                / / 3
times              _________________ day of the month
  / / 4 times              _________________ day of the month*

               Please invest $ _____________ each period starting
in the                                Dollar Amount
               month of _______ in Class A / / or Class B / / of
                      Month
               _________________ .
               Fund Name

               / / I have attached a voided check to ensure my
correct bank                account will be debited.
               * There must be a period of at least seven
calendar days                between each investment period.

          B. / / SYSTEMATIC WITHDRAWAL PLANS*

               I wish to automatically withdraw funds from my account in Class A / / or Class B / / of ___________
                                                     Fund Name

               / / Once / / Twice / / 3 times / / 4 times per month

               / / Monthly / / Quarterly / / Semiannually / /
Annually                I request the distribution be:
               / / Sent to the address listed in the
registration.                / / Sent to the special payee listed
in Section 7.                / / Invested into additional shares
of the same class of a                different Ivy or Mackenzie
fund:

               _______________________________
               Fund Name

               ___________________________
               Account Number














               Amount $ _______________, starting on or about the
                         Minimum $50
               ________ day of the  __________________________
                                 month
               ________ day of the  __________________________
                                 month
               ________ day of the  __________________________
                                 month**

                                     (choose one)
               NOTE:  Account minimum: $5,000 in shares at
current offering                price)
               ** There must be a period of at least seven
calendar days                between each withdrawal period.

          C. / / FEDERAL FUNDS WIRE FOR REDEMPTION PROCEEDS*
           I authorize the Agent to honor telephone instructions
for           the redemption of Fund shares up to $50,000.
Proceeds may be wire           transferred to the bank account
designated ($1,000 minimum).           Shares issued in
certificate form may not be redeemed under this
privilege. (COMPLETE SECTION 7B)

          D. / / TELEPHONIC EXCHANGES* / / YES / / NO
                 I authorize exchanges by telephone among the Ivy
and           Mackenzie family of funds, upon instructions from
any person as           more fully described in the Prospectus.
To change this option           once established, written
instructions must be received from the           shareholder of
record or the current registered representative.

                 If neither box is checked, the telephone
exchange           privilege will be provided automatically.

          E. / / TELEPHONIC REDEMPTIONS* / / YES / / NO
                 A Fund or its agents are authorized to honor
telephone           instructions from any person as more fully
described in the           Prospectus for the redemption of Fund
shares. The amount of the           redemption shall not exceed
$50,000 and the proceeds are to be           payable to the
shareholder of record and mailed to the address of
record. To change this option once established, written
instructions must be received from the shareholder of record or the current registered representative.

                 If neither box is checked, the telephone
exchange           privilege will be provided automatically.
                                             *MAY NOT BE USED IF
SHARES ARE           ISSUED IN CERTIFICATE FORM.

_________________________________________________________________

_________________________________________________________________

          7 SPECIAL PAYEE

               A.   MAILING ADDRESS


____________________________________________________________












                Please send all disbursements to this special
payee
                ____________________________________________
           Name of Bank or Individual


                ____________________________________________
           Account Number (if applicable)

                ____________________________________________
                          Street


                ____________________________________________
                          City/State/Zip


               B.   FED WIRE / E.F.T. INFORMATION

               ____________________________________________
        Financial Institution

               ____________________________________________
        ABA #                         Account #

               ____________________________________________
                         Street


               ____________________________________________
                         City/State/Zip
                                   (Please attach a voided check)



_________________________________________________________________

_________________________________________________________________

          8    CHECK WRITING ENROLLMENT FORM

                        MACKENZIE LIMITED TERM MUNICIPAL FUND
               (checks must be written for a minimum of $500)

                 Check writing privileges are available to Class
A           shareholders of Mackenzie Limited Term Municipal
Fund. Class A           shares purchased in the Fund may be
subject to a holding period           of up to 15 calendar days
before being redeemed by check. Please           see this
Prospectus for details.
                 HOW TO ENROLL
                 1.     ALL REGISTERED OWNERS MUST SIGN THIS FORM
IN THE           SPACE PROVIDED BELOW.
                 2.     Check the appropriate Number of
Signatures Required           box to indicate the number of
signatures required when writing           checks.
                 NUMBER OF SIGNATURES REQUIRED
                 / / All signatures are required  / / One
signature is           required  / / More than one signature is
required            ___________________
          number of signatures required













               IF NONE OF THE ABOVE IS CHECKED THEN ALL
SIGNATURES WILL BE                REQUIRED


_________________________________________________________________
         Authorized Signature
Date

_________________________________________________________________
         Authorized Signature
Date

_________________________________________________________________
         Authorized Signature
Date

_________________________________________________________________
         Authorized Signature
Date


_________________________________________________________________

_________________________________________________________________

          9    SIGNATURES

          Investors should be aware that failure to check "No"
under           Section 6D or 6E above means that the Telephone
          Exchange/Redemptions Privileges will be provided. The
Funds           employ reasonable procedures that require
personal identification           prior to acting on
exchange/redemption instructions communicated           by
telephone to confirm that such instructions are genuine. In
   the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone
instructions.           Please see "Exchange Privilege" and "How
to Redeem Shares" in the           Prospectus for more
information on these privileges.
          I certify to my legal capacity to purchase or redeem
shares of           the Fund for my own account or for the
account of the           organization named in Section 1. I have
received a current           Prospectus and understand its terms
are incorporated in this           application by reference. I am
certifying my taxpayer information           as stated in Section
2.

          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR
CONSENT TO ANY           PROVISION OF THIS DOCUMENT OTHER THAN
THE CERTIFICATIONS REQUIRED           TO AVOID BACKUP
WITHHOLDING.



___________________________________________________________ _____
         Signature of Owner, Custodian, Trustee or Corporate
Officer  Date


___________________________________________________________ _____
         Signature of Joint Owner, Co-Trustee or Corporate
Officer    Date

          MUNI-1-1096                          (Remember to Sign
Section 9)















                        MACKENZIE LIMITED TERM MUNICIPAL FUND
                     MACKENZIE NATIONAL MUNICIPAL FUND
             MACKENZIE CALIFORNIA MUNICIPAL FUND
        MACKENZIE NEW YORK MUNICIPAL FUND

                                      series of

                                MACKENZIE SERIES TRUST
                        Via Mizner Financial Plaza, Suite 300
                         700 South Federal Highway
                              Boca Raton, Florida 33432

                         STATEMENT OF ADDITIONAL INFORMATION

                                  October 25, 1996


_________________________________________________________________

               Mackenzie Series Trust (the "Trust") is a
diversified open-          end management investment company that
consists of four fully           managed portfolios, which are
offered hereby.  This Statement of           Additional
Information ("SAI") describes the four portfolios listed above (each, a "Fund," and collectively, the "Funds").

               This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated
October 25,           1996 (the "Prospectus"), which may be
obtained without charge           from the Trust at the
Distributor's address and telephone number           listed
below.


                                  INVESTMENT MANAGER

                    Mackenzie Investment Management Inc. ("MIMI")
                       Via Mizner Financial Plaza, Suite 300
                        700 South Federal Highway
                              Boca Raton, Florida 33432
                            Telephone:  (800) 456-5111

                                     DISTRIBUTOR

                   Mackenzie Ivy Funds Distribution, Inc.
("IMDI")                         Via Mizner Financial Plaza,
Suite 300                               700 South Federal Highway
                              Boca Raton, Florida 33432
                              Telephone:  (800) 456-5111




















                                  TABLE OF CONTENTS


    PAGE

          INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . .
 . . .   4

          DEBT SECURITIES, IN GENERAL . . . . . . . . . . . . . .
 . . .   4                MUNICIPAL SECURITIES . . . . . . . . . .
 . . . . . . . .   4                     RISK FACTORS AND SPECIAL
CONSIDERATIONS RELATING           TO CALIFORNIA MUNICIPAL
SECURITIES  . . . . . . . . . . . . .   7
RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING
  TO NEW YORK MUNICIPAL SECURITIES  . . . . . . . . .  17
      U.S. GOVERNMENT SECURITIES . . . . . . . . . . . . . . .
26                INVESTMENT-GRADE DEBT SECURITIES . . . . . . .
 . . . . .  27                BANKING INDUSTRY AND SAVINGS AND
LOAN OBLIGATIONS  . . .  27                COMMERCIAL PAPER . . .
 . . . . . . . . . . . . . . . . .  28                REPURCHASE
AGREEMENTS  . . . . . . . . . . . . . . . . .  28
BORROWING  . . . . . . . . . . . . . . . . . . . . . . .  28
         RESTRICTED AND ILLIQUID SECURITIES . . . . . . . . . . .
29                TEMPORARY INVESTMENTS  . . . . . . . . . . . .
 . . . . .  29                     MACKENZIE NATIONAL MUNICIPAL
FUND, MACKENZIE                     CALIFORNIA MUNICIPAL FUND AND
MACKENZIE NEW YORK                     MUNICIPAL FUND ONLY . . .
 . . . . . . . . . . . . .  30                OTHER INVESTMENT
TECHNIQUES  . . . . . . . . . . . . . .  31

          INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . .
 . . .  31

          ADDITIONAL RESTRICTIONS . . . . . . . . . . . . . . . .
 . . .  33

          ADDITIONAL RIGHTS AND PRIVILEGES  . . . . . . . . . . .
 . . .  34                AUTOMATIC INVESTMENT METHOD  . . . . . .
 . . . . . . . .  35                EXCHANGE OF SHARES . . . . . .
 . . . . . . . . . . . . .  35                     INITIAL SALES
CHARGE SHARES . . . . . . . . . . . .  35
CONTINGENT DEFERRED SALES CHARGE SHARES . . . . . .  35
    LETTER OF INTENT . . . . . . . . . . . . . . . . . . . .  38
             REINVESTMENT PRIVILEGE . . . . . . . . . . . . . . .
 . .  39                RIGHTS OF ACCUMULATION . . . . . . . . . .
 . . . . . . .  40                SYSTEMATIC WITHDRAWAL PLAN . . .
 . . . . . . . . . . . .  40

          BROKERAGE ALLOCATION  . . . . . . . . . . . . . . . . .
 . . .  41

          TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . .
 . . .  43                PERSONAL INVESTMENTS BY EMPLOYEES OF THE
ADVISER . . . .  46

          COMPENSATION TABLE  . . . . . . . . . . . . . . . . . .
 . . .  47

          INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . .
 . . .  48                BUSINESS MANAGEMENT AND INVESTMENT
ADVISORY SERVICES . .  48                DISTRIBUTION SERVICES  .
 . . . . . . . . . . . . . . . .  50                     RULE
18F-3 PLAN . . . . . . . . . . . . . . . . . .  52
    RULE 12b-1 DISTRIBUTION PLANS . . . . . . . . . . .  53
             RULE 12B-1 PAYMENTS BY THE FUNDS FOR DISTRIBUTION-
                     RELATED SERVICES . . . . . . . . . . . . . .
 .  54                     DISTRIBUTION-RELATED EXPENSES BORNE BY
IMDI . . . .  55












               CUSTODIAN  . . . . . . . . . . . . . . . . . . . .
 . . .  56                FUND ACCOUNTING  . . . . . . . . . . . .
 . . . . . . . .  56                TRANSFER AND DIVIDEND PAYING
AGENT . . . . . . . . . . .  57                ADMINISTRATOR  . .
 . . . . . . . . . . . . . . . . . . .  57                AUDITORS
 . . . . . . . . . . . . . . . . . . . . . . . .  57

          CAPITALIZATION AND VOTING RIGHTS  . . . . . . . . . . .
 . . .  58                     PRINCIPAL HOLDERS OF SECURITIES . .
 . . . . . . . .  59

          NET ASSET VALUE . . . . . . . . . . . . . . . . . . . .
 . . .  60

          PORTFOLIO TURNOVER  . . . . . . . . . . . . . . . . . .
 . . .  61

          REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . .
 . . .  61

          CONVERSION OF CLASS B SHARES  . . . . . . . . . . . . .
 . . .  63

          TAXATION  . . . . . . . . . . . . . . . . . . . . . . .
 . . .  64                GENERAL  . . . . . . . . . . . . . . . .
 . . . . . . . .  64                DISCOUNT . . . . . . . . . . .
 . . . . . . . . . . . . .  65                DISTRIBUTIONS  . . .
 . . . . . . . . . . . . . . . . . .  66
DISPOSITION OF SHARES  . . . . . . . . . . . . . . . . .  67
         BACKUP WITHHOLDING . . . . . . . . . . . . . . . . . . .
68                OTHER TAXATION . . . . . . . . . . . . . . . .
 . . . . .  68                SPECIAL INFORMATION RELATING TO
MACKENZIE CALIFORNIA                     MUNICIPAL FUND  . . . .
 . . . . . . . . . . . . . .  69                SPECIAL
INFORMATION RELATING TO MACKENZIE NEW YORK
MUNICIPAL FUND  . . . . . . . . . . . . . . . . . .  70

          PERFORMANCE INFORMATION . . . . . . . . . . . . . . . .
 . . .  70                     YIELD . . . . . . . . . . . . . . .
 . . . . . . . .  70                     TAX-EQUIVALENT YIELD  . .
 . . . . . . . . . . . . .  71                     AVERAGE ANNUAL
TOTAL RETURN . . . . . . . . . . . .  72
CUMULATIVE TOTAL RETURN . . . . . . . . . . . . . .  78

          FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . .
 . . .  83

          APPENDIX A
               DESCRIPTION OF STANDARD & POOR'S CORPORATION
("S&P")                AND MOODY'S INVESTORS SERVICE, INC.
("MOODY'S")                CORPORATE BOND, COMMERCIAL PAPER AND
MUNICIPAL                OBLIGATIONS RATINGS  . . . . . . . . . .
 . . . . . . . .  84

          APPENDIX B
                            TAX-EXEMPT VS. TAXABLE INCOME . . . .
 . . .  91





















                          INVESTMENT OBJECTIVES AND POLICIES

               Mackenzie Series Trust (the "Trust") is a
diversified open-          end management investment company
organized as a Massachusetts           business trust on April
22, 1985 under the name Industrial Series           Trust.  The
Funds' investment objectives and general investment
policies are described in the Prospectus.  Additional information concerning the characteristics of the Funds' investments
is set           forth below.

          DEBT SECURITIES, IN GENERAL



   Investment in debt securities involves both
interest rate           and credit risk. Generally, the value of
debt instruments rises           and falls inversely with
fluctuations in interest rates. As           interest rates
decline, the value of debt securities generally
increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with
shorter           maturities. The market value of debt securities
also varies           according to the relative financial
condition of the issuer. In           general, lower-quality
bonds offer higher yields due to the           increased risk
that the issuer will be unable to meet its           obligations
on interest or principal payments at the time called for by the debt instrument.

          MUNICIPAL SECURITIES

               To achieve its investment objectives as described
in the           Fund's Prospectus, each Fund may invest in
"investment grade"           municipal securities, i.e.,
securities within the four highest           rating categories
for Moody's Investors Service, Inc. ("Moody's)           or
Standard & Poor's Corporation ("S&P").  A description of the ratings is contained in Appendix A to this SAI.  Baa
securities           are considered "medium grade" obligations by
Moody's, and BBB is           the lowest classification which is
still considered an           "investment grade" rating by S&P.
Baa securities are described           by Moody's as obligations
on which "[i]nterest payments and           principal security
appear adequate for the present but certain           protective
elements may be lacking or may be characteristically
unreliable over any great length of time."  According to Moody's,
         "[s]uch bonds lack outstanding investment
characteristics and in           fact have speculative
characteristics as well."  The ratings of           Moody's and
S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality.

               Each Fund may invest in both "general obligation
bonds" and           "revenue bonds."  General obligation bonds
are secured by the           issuer's pledge of its full faith,
credit and taxing power for           the payment of principal
and interest.  Revenue bonds are payable           from the
revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not
from the           general taxing power.  Municipal bonds are
issued for various           public purposes, including
construction of a wide range of public           facilities such
as bridges, highways, housing, hospitals, mass
transportation, schools, streets, and water and sewer works.
     Other public purposes for which municipal bonds may be
issued           include the refunding of outstanding
obligations, obtaining funds           for general operating
expenses and obtaining funds to loan to           other public
institutions and facilities, including certain types           of
industrial facilities for water supply, gas, electricity or sewage or solid waste disposal.

               Industrial development bonds which pay tax-exempt
interest           are, in most cases, revenue bonds and do not
generally carry the           pledge of the full faith and credit
of the issuer of such bonds.            The payment of the
principal and interest on such industrial           development
bonds depends solely on the ability of the user of           the
facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.  A Fund will
not invest           more than 5% of its assets in securities
where the principal and           interest are the responsibility
of an industrial user with less           than three years'
operational history.  In addition, a Fund will           not
invest in industrial development bonds for the use of privately-owned electric utilities.

               There are, depending on numerous factors,
variations in the           risks involved in holding municipal
securities, both within a           particular rating
classification and between classifications.            The market
values of outstanding municipal bonds will vary as a
result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal
payments.            Such market values will also change in
response to changes in the           interest rates payable on
new issues of municipal bonds.  Should           such interest
rates rise, the values of outstanding bonds,           including
those held in a Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

               As a result of litigation or other factors, the
power or           ability of issuers of municipal bonds to pay
principal and/or           interest might be adversely affected.
Municipal securities are           subject to the provisions of
bankruptcy, insolvency and other           laws affecting the
rights and remedies of creditors, such as the           Federal
Bankruptcy Code, and laws, if any, which may be enacted
by Congress, state legislatures extending the time for payment of principal or interest or both, or imposing other
constraints upon           enforcement of such obligations or
upon the power of           municipalities to levy taxes.

               A Fund may invest without percentage limitations
in issues           of municipal securities which have similar
characteristics, such           as the location of their issuers
in the same geographic region or           the derivation of
interest payments from revenues or similar












          projects (for example, electric utility systems,
hospitals, or           housing finance agencies).  Consequently,
a Fund's portfolio of           municipal securities may be more
susceptible to the risks of           adverse economic,
political, or regulatory developments than           would be the
case with a portfolio of securities required to be           more
diversified as to geographic region and/or source of revenue.

               For the purpose of certain requirements under the
Investment           Company Act of 1940, as amended (the "1940
Act"), and revenues of           a political subdivision are
separate from those of the government           which created the
subdivision and the security is backed only by           the
assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer.  Similarly, in the case of
an           industrial development bond or private activity
bond, if that           bond is backed only by the assets and
revenues of the           nongovernmental user, then the
nongovernmental user would be           deemed to be the sole
issuer.  If, however, in either case, the           creating
government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the government or other agency.

               Interest on certain types of industrial
development bonds           (or private activity bonds)
(generally small issues, and           obligations to finance
certain exempt facilities which may be           leased to or
used by persons other than the issuer) will not be
exempt from Federal income tax when received by "substantial users" or persons related to "substantial users" as defined
in           the Internal Revenue Code of 1986, as amended (the
"Code").  The           term "substantial user" generally
includes any "non-exempt           person" who regularly uses in
his or her trade or business a part           of a facility
financed from the proceeds of industrial           development
bonds.  The Funds may invest periodically in           industrial
development bonds and private activity bonds and,
therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by such
bonds           or "related persons" of substantial users.
Generally, an           individual will not be a related person
of a substantial user           under the Code unless the person
or his or her immediate family           (spouse, brothers,
sisters and lineal descendants) owns directly           or
indirectly in the aggregate more than 50% in value of the equity of the substantial user.

               Legislative developments may affect the value of
the           securities in a Fund's portfolio, and therefore the
value of the           Fund's shares, as well as the tax-exempt
status of dividends.            The Board of Trustees of the
Trust will monitor the progress of           any such proposals
to determine what, if any, defensive action           may be
taken.  If any legislation which would have a material
adverse effect on the ability of a Fund to pursue its objective were adopted, the investment objective and policies of
that Fund           would be reconsidered by the shareholders of
that Fund.














               RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING
TO           CALIFORNIA MUNICIPAL SECURITIES:  The following
information as to           certain California state (as used in
this subsection, the           "State") risk factors is given to
investors in light of Mackenzie           California Municipal
Fund's policy of concentrating its           investments in
California municipal issuers.  Certain California
constitutional amendments, legislative measures, and voter
  initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be
held by           the Fund.  Obligations of the State or local
governments may also           be affected by budgetary pressures
affecting the State and           economic conditions in the
State.  The following information           constitutes only a
brief summary, does not purport to be a           complete
description and is based on information from sources
believed by the Trust to be reliable, including official statements relating to securities offerings of California issuers and periodic publications by national ratings
organizations.            Such information, however, has not been
independently verified by           the Trust.

               Certain California municipal securities held by
the Fund may           be obligations of issuers that rely in
whole or in part on State           revenues for payment of these
obligations.  Property tax revenues           and a portion of
the state's General Fund surplus are distributed           to
counties, cities and their various taxing entities and the
  State assumes certain obligations theretofore paid out of local funds.  Whether and to what extent a portion of the
State's           General Fund will be distributed in the future
to counties,           cities and their various entities, is
unclear.

               Some of the California municipal securities held
by the Fund           may be obligations of issuers who rely in
whole or in part on           ad valorem real property taxes as a
source of revenue.  On           June 6, 1978, "Proposition 13"
added Article XIIIA to the           California Constitution.
Briefly, Article XIIIA limits           ad valorem taxes on real
property and generally restricts the           ability of taxing
entities to increase real property tax           revenues.

               Legislation enacted by the California Legislature
to           implement Article XIIIA (Statutes of 1978, Chapter
292, as           amended) provides that notwithstanding any
other law, local           agencies may not levy any ad valorem
property tax except to pay           debt service on indebtedness
approved by the voters prior to July           1, 1978, and any
bonded indebtedness for the acquisition or           improvement
of real property approved on or after July 1, 1978           must
be approved by two-thirds of the voters voting on the proposition. In addition, each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed
valuation.            The apportionment of property taxes in
fiscal years after 1978-79           was revised pursuant to
Statutes of 1979, Chapter 282, which           provided relief
funds from state moneys beginning in fiscal year
1979-80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies.
Under Chapter           282, cities and counties receive more of
the remaining property           tax revenues collected under
Proposition 13, instead of direct           state aid.  School
districts receive a correspondingly reduced           amount of
property taxes, but receive compensation directly from the state and are given additional relief.

               On November 6, 1979, California voters approved Proposition 4, which added Article XIIIB to the California
        Constitution.  Article XIIIB may have an adverse impact
on           California state and municipal issuers because it
subjects State           and local governments to an annual
"appropriations limit," which           prohibits them from
spending certain moneys (called           "appropriations subject
to limitation") in excess of the imposed           appropriations
limit.  The State's appropriations limit in each           year
is based on the limit for the prior year, adjusted annually
   for changes in State per capita personal income and changes in population, and adjusted, where applicable, for any
transfer of           financial responsibility of providing
services to or from another           unit of government.  As
originally enacted, the appropriations           limit was based
on certain 1978-79 expenditures and adjusted           annually
to reflect changes in cost-of-living and population.
Starting in the 1991-92 fiscal year, the appropriations limit was recalculated by taking the actual 1986-87 fiscal year
limit, and           applying the annual adjustments as if
Proposition 111 (discussed           below) had been in effect.
This recalculation resulted in an           increase of $1
billion to the State's appropriations limit in the 1990-91 fiscal year.

               On November 4, 1986, California voters approved an
         initiative statute known as "Proposition 62."  This
statute           (i) requires that any tax for general
governmental purposes           imposed by local governments be
approved by resolution or           ordinance adopted by a two-
thirds vote of the governmental           entity's legislative
body and by a majority vote of the           electorate of the
governmental entity; (ii) requires that any           special tax
(defined as taxes levied for other than general
governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a
special           tax to the purposes or for the service for
which the special tax           was imposed; (iv) prohibits the
imposition of ad valorem taxes on           real property by
local governmental entities except as permitted           by
Article XIIIA of the California Constitution; (v) prohibits
   the imposition of transaction taxes and sales taxes on the
sale           of real property by local governments; (vi)
requires that any tax           imposed by a local government on
or after August 1, 1985 be           ratified by a majority of
the electorate within two years of the           adoption of the
initiative or be terminated by November 15, 1988;           (vii)
requires that, in the event a local government fails to
comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government
occur in           an amount equal to the revenues received by
such entity           attributable to the tax levied in violation
of the initiative;












          and (viii) permits these provisions to be amended
exclusively by           the voters of the State.  In September
1988 the California Court           of Appeals held that it was
unconstitutional to require that           local tax measures be
submitted to the electorate, as described           in (vi)
above.

               On November 8, 1988, voters approved "Proposition
98," which           has significantly altered the operation and
effect of the Article           XIIIB spending limit, the first
changes since its adoption in           1979.  This combined
initiative, constitutional amendment and           statute,
called the "Classroom Instructional Improvement and Accountability Act" (the "Act"), changes State funding of public education below the university level and the operation of
the           State's Appropriations Limit.  Specifically,
Proposition 98           requires that (a) the California
Legislature establish a prudent           State reserve fund in
an amount as it shall deem reasonable and           necessary,
and (b) revenues in excess of amounts permitted to be
spent and which would otherwise be returned pursuant to Article
       XIIIB by revision of tax rates or fee schedules, be
transferred           and allocated (up to a maximum of 4%) to
the State School Fund           and be expended solely for
purposes of instructional improvement           and
accountability.  No such transfer or allocation of funds will be required if certain designated State officials determine
that           annual student expenditures and class size meet
certain criteria           as set forth in Proposition 98.  Any
funds allocated to the State           School Fund shall cause
the appropriation limits established in           Article XIIIB
to be annually increased for any such allocation           made
in the prior year.

               The Act also amends Article XVI to require that
the State           provide a minimum level of funding for public
schools and           community colleges.  Commencing with the
1988-89 fiscal year,           State moneys to support school
districts and community college           districts shall equal
or exceed the lesser of:  (a) an amount           equaling the
percentage of State general revenue bonds for school
districts and community college districts in fiscal year 1986-87, or (b) an amount equal to the prior year's State general
fund           proceeds of taxes appropriated under Article XIIIB
plus allocated           proceeds of local taxes, after
adjustment under Article XIIIB.            The Act permits the
enactment of legislation, by a two-thirds           vote, to
suspend the minimum funding requirement for one year.

               "Proposition 111" was approved by the voters and
took effect           on July 1, 1990.  Among a number of
important provisions,           Proposition 111 recalculates
spending limits for the State and           local governments,
allows greater annual increases in the limits,           allows
the averaging of two years' tax revenues before requiring
 action regarding excess tax revenues, reduces the amount of the funding guarantee in recession years for school districts
and           community college districts (but with a floor of
40.9 percent of           State General Fund tax revenues),
removes the provision of           Proposition 98 which included
excess moneys transferred to school           districts and
community college districts in the base calculation           for
the next year, limits the amount of State tax revenue over












          the limit which would be transferred to school
districts and           community college districts, and exempts
increased gasoline taxes           and truck weight fees from the
State appropriations limit.            Additionally, Proposition
111 exempts from the State           appropriations limit funding
for capital outlays.

               In the years immediately following enactment, very
few           California governmental entities operated near
their           appropriations limit; in the mid-to-late 1980's,
however, many           entities were at or approaching their
limit.  Many local entities           have successfully sought
voter approval for 4-year waivers of the           limit and,
under Proposition 111, may elect among different
measures of population in setting the limit.  During fiscal year
        1986-87, State receipts from proceeds of taxes exceeded
its           appropriations limit by $1.138 billion, which was
returned to           taxpayers.  Since that time, appropriations
subject to limitation           were under the State limit.
State appropriations are estimated           to be approximately
$6.5 billion under the limit for the 1995-96           fiscal
year.

               Article XIIIB, like Article XIIIA, may require
further           interpretation by both the California
Legislature and the courts           to determine its
applicability to specific situations involving           the
State and local taxing authorities. Depending upon such interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

               Certain California municipal securities held by
the Fund may           be obligations that are secured in whole
or in part by a mortgage           or deed of trust on real
property.  Upon the default of a           mortgage or deed of
trust with respect to California real           property, the
creditor's nonjudicial foreclosure rights under the
power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon
     transfers of title to real property by private power of
sale.            During the three-month period beginning with the
filing of a           formal notice of default, the debtor is
entitled to reinstate the           home mortgage by making any
overdue payments.  Under standard           loan servicing
procedures, the filing of the formal notice of           default
does not occur unless at least three full monthly
payments have become due and remain unpaid.  The power of sale is exercised by posting and publishing a notice of sale for
a least           20 days after expiration of the three-month
reinstatement period.            Therefore, the effective minimum
period for foreclosing on a           mortgage could be in excess
of seven months after the initial           default.  Such time
delays in collections could disrupt the flow           of
revenues available to an issuer for the payment of debt
service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or
deeds           of trust securing an issuer's obligations.

               Certain California municipal securities held by
the Fund may           be obligations that finance the
acquisition of single family home












          mortgages for low- and moderate-income mortgagors.
These           obligations may be payable solely from revenues
derived from the           home mortgages and are subject to the
California statutory           limitations on the transfer of
title during foreclosure           proceedings as described
above.  Under California anti-deficiency           legislation,
there is no personal recourse against a mortgagor of           a
single family residence purchased with the loan secured by the mortgage.

               Under California law, mortgage loans secured by
single           family owner-occupied dwellings may be prepaid
at any time.            Prepayment charges on such mortgage loans
may be imposed only           with respect to voluntary
prepayments made during the first five           years of the
mortgage loan's term, and cannot in any event exceed
six months' advance interest on the amount prepaid in excess of
       20% of the original principal amount of the mortgage loan.
This           limitation could affect the flow of revenues
available to an           issuer for debt service on the
outstanding debt obligations which           financed such home
mortgages.

               In December 1991, Standard and Poor's Corporation
("S&P")           downgraded its rating of the State's general
obligation bonds to           "AA" from "AAA".  As the State's
economy worsened and its budget           deficit swelled, rating
agency officials closely monitored the           State's budget
progress.  In February 1992, Moody's Investors           Service
Inc. ("Moody's") downgraded its rating of the State's
general obligation bonds to "Aa1" from "Aaa".  In April 1992, S&P placed the State's general obligation bonds on its
CreditWatch,           indicating the possibility of further
downgrades should the           State's budget and recessionary
problems persist.  In July 1992,           Moody's and S&P
downgraded their ratings of the State's general
obligation bonds to "Aa" from "Aa1", and to "A+" from "AA",
   respectively.  On July 15, 1993, Moody's confirmed its "Aa"
      rating of the State's general obligation bonds.  However,
on July           15, 1994, Moody's, S & P and Fitch Investors
Service downgraded           their ratings of the State's general
obligation bonds from "Aa"           to "A1", "A+" to "A", and
"AA" to "A", respectively.

               From mid-1990 until late 1993, California suffered
a           prolonged recession coupled with deteriorating fiscal
and budget           conditions.  During this period, the state
also contended with           natural disasters including fires,
a prolonged drought and a           major earthquake in the Los
Angeles area (January 1994), a           rapidly growing
population, and increasing social service           requirements.
Since the start of 1994, however, the State's           economy
has been on a steady recovery.  Employment has grown by
over 500,000 in 1994 and 1995, and the pre-recession level of total employment is expected to be matched by early 1996.
The           strongest growth has been in export-related
industries, business           services, electronics,
entertainment and tourism, all of which           have offset the
recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance. Residential housing construction, with new permits for under












          100,000 annual new units issued in 1994 and 1995, is
weaker than           in previous recoveries, but has been
growing slowly since           1993.

               In 1994 and 1995, the State registered two
consecutive years           of job growth and declining
unemployment rates. During 1994 and           throughout most of
1995, California posted non-farm employment           gains of
1.3% and 2.3%.  This period has also seen personal
income growth exceeding 3% annually, increasing retail sales, and increased international trade, particularly manufactured
goods.            Over the next two years, non-farm employment is
projected to           annually expand at rates above 2%.  These
trends are expected to           continue and allow the State's
recovery to gain momentum over the           next two years.
Over the next two years, growth in employment           and
personal income is forecast to outpace the growth of the national economy. Any setbacks to this recovery or future breakdowns in fiscal discipline could lead to additional budgetary pressures on State and local governments.

               The prolonged  recession seriously impacted
California tax           revenues and produced the need for
additional expenditures on           health and welfare services.
Since the late 1980's, the State's            Administrations
have recognized that its budget problems stem in           part
from a structural imbalance.  The largest General Fund
programs -- K-12 schools and community colleges, health and
   welfare, and corrections -- have been increasing faster than
the           revenue base, driven by the State's rapid
population growth.           These structural concerns may be
exacerbated in coming years by           the expected need to
substantially increase capital and operating           funds for
corrections as a result of a "Three Strikes" law enacted in 1994.

               The principal sources of the State's General Fund
revenues           are the California personal income tax, 43% of
total revenues,           sales and use tax, 34%, and bank and
corporation taxes, 13%.  The           State maintains a Special
Fund for Economic Uncertainties (the           "Special Fund")
derived from General Fund revenues as a reserve           to meet
the cash requirements of the General Fund but which is
required to be replenished as soon as sufficient revenues are available.  Because of the recession, the Special Fund has
had a           negative balance since 1991; the Administration
projects a           positive balance of about $92 million in the
Special Fund by June           30, 1996.

               The accumulated budget deficits over the past
several years,           together with expenditures for school
funding, which have not           been reflected in the budget,
and reduction of available internal           borrowable funds,
have combined to significantly deplete the           State's cash
resources to pay its ongoing expenses.  In order to
meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings
past the           end of a fiscal year.  Such borrowings are
expected to continue           in future fiscal years.













               Administration reports during the course of the
1993-1994           Fiscal Year indicated that while economic
recovery appeared to           have started in the second half of
the fiscal year, recessionary           conditions continued
longer than had been anticipated when the           1993-1994
Budget Act was adopted.  Overall, revenues for the
1993-1994 Fiscal Year were approximately $800 million lower than original projections, and expenditures were approximately
$780           million higher, primarily because of higher health
and welfare           caseloads, lower property taxes which
required greater State           support for K-14 education to
make up the shortfall, and lower           than anticipated
federal government payments for immigration-          related
costs.  The reports in May and June, 1994, indicated that
 revenues in the second half of the 1993-94 Fiscal Year were very close to the projections made in the Governor's Budget
of January           10, 1994, which was consistent with a slow
turnaround in the           economy.

               The Department of Finance's July 1994 Bulletin
including the           final June receipts, reported that June
revenues were $114           million, or 2.5%, above projections,
with final end-of-year           results at $377 million, or
approximately 1.1%, above the           projections in the May
1994 Revision to the 1994-95 Governor's           Budget ("May
Revision").  Part of this result was due to the end-          of-
year adjustments and reconciliations.  Personal income tax and sales tax continued to track projections.  The largest
factor in           the higher than anticipated revenues was from
bank and           corporation taxes, which were $140 million, or
18.4%, above           projections in June.

               During the 1993-1994 Fiscal Year, the State
implemented the           Deficit Retirement Plan, which was part
of the 1993-94 Budget           Act, by issuing $1.2 billion of
revenue anticipation warrants in           February 1994 maturing
December 21, 1994.  This borrowing reduced           the cash
deficit at the end of the 1993-94 Fiscal Year.
Nevertheless, because of the $1.5 billion variance from the
   original 1993-1994 Budget Act assumptions, the General Fund
ended           the Fiscal Year at June 30, 1994 carrying forward
an accumulated           deficit of approximately $1.7 billion.

               Because of the revenue shortfall and the State's
reduced           internal borrowable cash resources, in addition
to the $1.2           billion or revenue anticipation warrants
issued as part of the           Deficit Retirement and Reduction
Plan, the State issued an           additional $2.0 billion of
revenue anticipation warrants,           maturing July 26, 1994,
which were needed to fund the State's           obligations and
expenses through the end of the 1993-94 Fiscal           Year.

               On January 17, 1994, an earthquake of the
magnitude of an           estimated 6.8 on the Richter Scale
struck Los Angeles (the           "Northbridge Earthquake").
Significant property damage to           private and public
facilities occurred in a four-county area           including
northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. Although some individuals and businesses suffered losses totaling in the billions
of           dollars, the overall effect on the earthquake on the
regional and           state economy is not expected to be
serious.

               The 1994-95 fiscal year represented the fourth
consecutive           year that the Governor and the Legislature
were faced with a           difficult budget environment.  Many
program cuts and budgetary           adjustments had already been
made in the last three years.

               The Governor's Budget Proposal, as updated in May
and June           1994, recognized that the accumulated deficit
could not be repaid           in one year, and proposed a two-
year solution.  The budget           proposal sets forth revenue
and expenditure forecasts and revenue           and expenditure
proposals which result in operating surpluses for           the
budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about
         $1.7 billion at June 30, 1994, by June 30, 1996.

               The 1994-95 Budget Act, signed by the Governor on
July 8,           1994, projected revenues and transfers of $41.9
billion, $2.1           billion higher than revenues in 1993-94.
This reflected the           Administration's forecast of an
improving economy.  Also included           in this figure was
the projected receipt of about $360 million           from the
Federal Government to reimburse the State's cost of
incarcerating undocumented immigrants, most of which eventually was not received.  The Legislature took no action on a
proposal           in the January 1994-95 Governor's Budget to
undertake an           expansion of the transfer of certain
programs to counties, which           would also have transferred
to counties 0.5% of the State's           current sales tax.

               The 1994-95 Budget Act projected Special Fund
revenues of           $12.1 billion, a decrease of 2.4% from
1993-94 estimated           revenues.  The 1994-95 Budget Act
projected General Fund           expenditures of $40.9 billion,
an increase of $1.6 billion over           1993-94.  The 1994-95
Budget Act also projected Special Fund           expenditures of
$12.3 billion, a 4.7% increase over 1993-94           estimated
expenditures.

               Among other major features of the 1994-95 Budget
Act were           reductions in health and welfare costs,
increases in educational           funding, and increased funding
for anticipated growth in the           State's prison inmate
population, including provisions for           implementing
recent legislation which requires mandatory life           prison
terms for certain third time felony offenders.

               The 1994-95 Budget Act contained no tax increases.
Under           legislation enacted for the 1993-94 Budget Act,
the renters' tax           credit was suspended for two years
(1993 and 1994).  A ballot           proposition to permanently
restore the renters' tax credit after           this year failed
at the June, 1994 election.  The Legislature           enacted a
further one-year suspension of the renters' tax credit, for 1995, saving approximately $390 million in the 1995-96 Fiscal
         Year.












               The 1994-95 Budget assumed that the State would
use a cash           flow borrowing program in 1994-95 which
combined one-year notes           and two-year warrants, which
have now been issued.  Issuance of           the warrants allows
the State to defer repayment of approximately           $1.0
billion of its accumulated budget deficit into the 1995-96
  Fiscal Year.  The Budget Adjustment law enacted along with the
        1994-95 Budget Act is designed to ensure that the
warrants will           be repaid in the 1995-96 Fiscal Year.

               Because of the accumulated budget deficit over the
past           several years, the payment of certain unbudgeted
expenditures to           schools to maintain constant per-pupil
aid levels, and a           reduction of the level of available
internal borrowing, the           State's cash resources have
been significantly reduced.  This has           required the
State to rely on a series  of external borrowings           for
the past several years to pay its normal expenses, including borrowings which have gone past the end of the fiscal  year.
In           February 1994,  the State borrowed $3.2 billion,
maturing by           December 1994. In July 1994, the State
borrowed a total of $7.0           billion to meet its cash flow
requirements for the 1994-95 fiscal           year and to fund
part of its deficit into the 1995-96 fiscal            year.  A
total of $4.0 billion of this borrowing matures in April 1996. The State will continue to utilize external borrowing to meet its cash needs to the foreseeable future.

               In order to assure repayment of the $4 billion,
22-month           borrowing, the State enacted legislation (the
"Trigger Law")           which can lead to automatic, across-the-
board cuts in General           Fund expenditures in either the
1994-95 or 1995-96 fiscal years           if cash flow
projections made at certain times during those years
show deterioration from the projections made in July 1994 when the borrowings were made. This plan places the burden on
the           legislature to maintain ongoing control over the
annual budget,           and could exert additional  pressure on
local governments reliant           on appropriated program
expenditures.  On November 15, 1994,  the           State
Controller as part of the Trigger Law reported  that the
cash position of the General Fund on June 30, 1995 would be about
         $580 million better than earlier projected,  so no
automatic           budget adjustments were required in 1994-95.
The Controller's           report showed that loss of federal
funds was offset by higher           revenues, lower
expenditures, and certain other increases in cash resources.

               Again in 1995, the State experienced difficulties
in           obtaining a consensus on the Budget which produced a
two-month           delay in passage.  The enacted FY1995-96
Budget projects General           Fund revenues of $44.1 billion
and expenditures of $43.4 billion.            Key components
built into the budget included the receipt of           about
$830 million of new Federal aid for undocumented aliens'
costs and the successful resolution of litigation concerning previous budget actions.  This Budget proposes to eliminate
the           outstanding deficit including all short-term
borrowings and           generate a small surplus of $289 million
by year end.  On October           16, 1995, the State Controller
indicated that the cash position












          of the General Fund  exceeded  requirements  for
enacting the           Trigger Law.  Initial results show that
the major tax sources           (Income, Sales and Corporation
Taxes) of  the state are exceeding           projections by $440
million.  The tax revenue growth provides            some
evidence of the breadth of  California's economic rebound
 and offsets some reductions in anticipated Federal aid during
      1995.  Attainment of FY1995-96 Budget  projections hinge on
the           continuation of the economic recovery into 1996 and
the           maintenance of fiscal discipline by the state.

               On January 10, 1996, the Governor released his
proposed           budget for the next fiscal year (the
"Governor's Budget").  The           governor requested total
General Fund appropriations of about           $45.2 billion,
based on projected revenues and transfers of about
$45.6 billion.  The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15 percent
phased cut           in individual and corporate tax rates over
three years (the           budget proposal assumes this will be
enacted, reducing revenues           in 1996-97 by about $600
million).  There was also a proposal to           restructure
trial court funding in a way which would result in a $300 million decrease in General fund revenues. The Governor's budget projects external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997.

               ORANGE COUNTY BANKRUPTCY PROCEEDINGS.  On December
6, 1994,           Orange County, California (the "County"),
together with its           pooled investment funds (the "Pooled
Funds") filed for protection           under Chapter 9 of the
Federal Bankruptcy Code, after reports           that the Pooled
Funds had suffered significant market losses in           their
investments, causing a liquidity crisis for the Pooled
Funds and the County.  More than 200 other public entities, most of which, but not all, are located in the County, were
also           depositors in the Pooled Funds.  As of mid-January
1995,           following a restructuring of most of the Pooled
Funds' assets to           increase their liquidity and reduce
their exposure to interest           rate increases, the County
estimated the Pooled Funds' loss at           about $1.69
billion, or about 23% of their initial deposits of
approximately $7.5 billion.  A Recovery Plan which includes the diversion of public transit revenues to the General  Fund
was           adopted by the County and approved by the State
Legislature in           the fall of 1995.  The most recent plan
calls for the County to           pay for investment losses to
the investment pool participants           over 15 years.  Before
the plan can be submitted to the           bankruptcy court for
approval, the proposal must be unanimously           approved by
the investment pool participants. The County anticipates receiving court approval of the plan and emerging from bankruptcy by the end of fiscal year 1996.

               The State has no existing obligation with respect
to any           outstanding obligations or securities of Orange
County or any of           the other participating entities.

               LITIGATION.  The State is a party to numerous
legal           proceedings, many of which normally recur in
governmental












          operations.  In addition, the State is involved in
certain other           legal proceedings that, if decided
against the State, may require           the State to make
significant future expenditures or may impair           future
revenue sources.

               Among the more significant lawsuits pending
against the           State are the following: (i) a lawsuit
seeking reimbursement for           alleged state-mandated costs;
(ii) lawsuits related to           contamination at the
Stringfellow toxic waste site; (iii) an           action
involving 3,000 plaintiffs seeking recovery for damages
caused by the Yuba River flood of February, 1986; (iv) challenges to several budget appropriations in the 1994 and 1995
budget           acts; and (v) actions challenging the transfer
of moneys from           special fund accounts within the State
Treasury to the State's           General Fund.

               RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING
TO NEW YORK           MUNICIPAL SECURITIES:  Because Mackenzie
New York Municipal Fund           intends to concentrate its
investments in issuers located in New           York (as used in
this subsection, the "State"), the Fund will be
significantly affected by any economic, political or regulatory developments which affect the ability of New York issuers
to pay           interest or repay principal on their
obligations.  The following           information constitutes
only a brief summary, does not purport to           be a complete
description and is based on information from           sources
believed by the Trust to be reliable, including official statements relating to securities offerings of New York issuers and periodic publications by national rating
organizations.  Such           information, however, has not been
independently verified by the           Trust.

               NEW YORK STATE.  The financial condition of the
State may be           affected by various financial, social,
economic and political           factors.  Those factors can be
very complex, may vary from fiscal           year to fiscal year,
and are frequently the result of actions           taken not only
by the State and its agencies and
          instrumentalities but also by entities that are not
under the           control of the State.  Adverse developments
affecting the State's           financing activities, its
authorities, the City of New York (the           "City") or other
localities could adversely affect the State's           financial
condition.

               There are a number of methods by which the State
may incur           debt.  Under the State Constitution, the
State may not, with           limited exceptions for emergencies,
undertake long-term borrowing           (i.e., borrowing for more
than one year) unless the borrowing is           authorized in a
specific amount for a single work or purpose by           the
Legislature and approved by the voters. There is no limitation on the amount of long-term debt that may be so authorized and subsequently incurred by the State.

               The State may undertake short-term borrowings
without voter           approval (i) in anticipation of the
receipt of taxes and           revenues, by issuing tax and
revenue anticipation notes, and












          (ii) in anticipation of the receipt of proceeds from
the sale of           duly authorized but unissued bonds, by
issuing bond anticipation           notes.  The State may also,
pursuant to specific constitutional           authorization,
directly guarantee certain obligations of the           State of
New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and
notes           are legally enforceable obligations of the State
of New York.

               The State also employs two other types of long-
term           financing mechanisms that are State-supported but
do not result           in general obligations of the State:
moral obligation and lease-          purchase or contractual-
obligation financing.  Payments for           principal and
interest due on general obligation bonds, interest           due
on bond anticipation notes and on tax and revenue
anticipation notes were $2.471 and $2.722 billion in the aggregate for the State's 1994-95 and 1995-96 fiscal years, respectively, and were estimated to be $2.926 billion for the
        State's 1996-97 fiscal year. The State has never
defaulted on any           of its general obligation indebtedness
or its obligations under           lease-purchase or contractual-
obligation financing arrangements           and has never been
called upon to make any direct payments           pursuant to its
guarantees.  There has never been a default on           any
moral obligation debt of any Authority.

               In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local
Government           Assistance Corporation ("LGAC"), a public
benefit corporation           empowered to issue long-term
obligations to fund certain payments           to local
governments traditionally funded through New York
State's annual seasonal borrowing.  The legislation empowered
     LGAC to issue its bonds and notes in an amount not in excess
of           $4.7 billion (exclusive of certain refunding bonds)
plus certain           other amounts.  As of June 1995, LGAC had
issued its bonds to           provide net proceeds of $4.7
billion completing the program.  The           impact of LGAC's
borrowing is that the State is able to meet its           cash
flow needs in the first quarter of the fiscal year without
  relying on short-term seasonal borrowings.  The 1996-97 State
       Financial Plan includes no spring borrowing.  This
reflects           success of the LGAC program in permitting the
State to accelerate           local aid payments from the first
quarter of the current fiscal           year to the fourth
quarter of the previous fiscal year.

               On January 6, 1992, Moody's lowered from "A" to
"Baa1" its           rating of those New York State bonds that
are backed by annual           legislative appropriations.
Moody's also placed its "A" rating           of the State's
general obligation bonds under review for possible
downgrading.  On January 13, 1992, S&P lowered its rating of the
        State's general obligation bonds from "A" to "A-."
Moody's and           S&P variously cited the State's continued
economic deterioration,           chronic operating deficits, and
the legislative stalemate in           closing the budget gap, as
factors contributing to the           downgrades.  On February
14, 1994, S&P raised its outlook to           positive and, on
July 13, 1995, confirmed its "A-" rating on the












          State's general obligation bonds.  On July 3, 1995,
Moody's           reconfirmed its "A" rating on the State's
general obligation           bonds.

               The State Constitution requires the Governor to
submit to           the Legislature a balanced Executive Budget
which contains a           complete plan of expenditures for the
ensuing fiscal year and all           moneys and revenues
estimated to be available therefor,           accompanied by
bills containing all proposed appropriations or
reappropriation and any new or modified revenue measures to be enacted in connection with the Executive Budget.  The
entire plan           constitutes the proposed State financial
plan for that fiscal           year.  The Governor submits to the
Legislature, on at least a           quarterly basis, reports of
actual receipts, revenues,           disbursements, expenditures,
tax refunds and reimbursements, and           repayment of
advances in form suitable for comparison with the           State
financial plan, together with explanations of deviations
from the State financial plan.  At such time, the Governor is required to submit any amendments to the State financial
plan           necessitated by such deviations.

               The State ended its 1995-96 fiscal year on March
31, 1996           with a General Fund cash surplus.  The
Division of the Budget           reported that revenues exceeded
projections by $270 million,           while spending for social
service programs was lower than           forecast by $120
million and all other spending was lower by $55
million.  The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels.
General Fund           receipts totaled 32.81 billion, a decrease
of 1.1 percent from           1994-95 levels.  This decrease
reflects the impact of tax           reductions enacted and
effective in both 1994 and 1995.  General           Fund
disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.

               The State's budget for the 1996-97 fiscal year was
enacted           by the Legislature on June 13, 1996, more than
three months after           the start of the fiscal year.  Prior
to adoption of the budget,           the Legislature enacted
appropriations for disbursements           considered to be
necessary for State operations and other           purposes,
including all necessary appropriations for debt
service.  The State Financial Plan for 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's
budget as           enacted by the Legislature and signed into
law by the           Governor.

               The 1996-97 State Financial Plan is projected to
be balanced           on cash basis.  As compared to the
Governor's proposed budget as           revised on March 20,
1996, the State's adopted budget for 1996-97           increases
General Fund spending by $842 million, primarily from
increases for education, special education and higher education
       ($563 million).  The balance represents funding increases
to a           variety of other programs, including community
projects and           increased assistance to fiscally
distressed cities.  Resources           used to fund these
additional expenditures include $540 million












          in increased revenues projected for 1996-97 based on
higher-than-          projected tax collections during the first
half of calendar 1996,           $110 million in projected
receipts from a new State tax amnesty           program, and
other resources including certain non-recurring
resources.  The total amount of non-recurring resources included in the 1996-97 state budget is projected to be $1.3
billion, or           3.9 percent of total General Fund
receipts.

               The State Financial Plan is based upon forecasts
of national           and State economic activity.  Economic
forecasts have frequently           failed to predict accurately
the timing and magnitude of changes           in the national and
State economies.  Many uncertainties exist in           forecasts
of both the national and State economies, including
consumer attitudes toward spending, federal financial and
 monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect
on the           State.  There can be no assurance that the State
economy will not           experience worse-than-predicted
results in the 1995-96 fiscal           year, with corresponding
material and adverse effects on the           State's projections
of receipts and disbursements.

               The General Fund is projected to be balanced on a
cash basis           for the 1996-97 fiscal year.  Total receipts
and transfers from           other funds are projected to be
$33.17 billion, an increase of           $365 million from the
prior fiscal year.  Total General fund           disbursements
and transfers to other funds are projected to be           $33.12
billion, an increase of $444 million from the total amount disbursed in the prior fiscal year.

               There can be no assurance that the State will not
face           substantial potential budget gaps in future years
resulting from           a significant disparity between tax
revenues projected from a           lower recurring receipts base
and the spending required to           maintain State programs at
current levels.  To address any           potential budgetary
imbalance, the State may need to take           significant
actions to align recurring receipts and disbursements in future fiscal years.

               The State anticipates that its borrowings for
capital           purposes in its 1996-97 fiscal year will
consist of approximately           $411 million in general
obligation bonds and $154 million in           general obligation
commercial paper issuances.  In addition, it           is
anticipated that the State will issue $153.6 million in
general obligation bonds for the purpose of redeeming outstanding bond anticipation notes.  The Legislature has also
authorized the           issuance of up to $101 million in
certificates of participation           for equipment purchases
during the State's 1996-97 fiscal year.            The projection
of the State regarding its borrowings for the           1996-97
fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

               AUTHORITIES.  The fiscal stability of the State is
related           to the fiscal stability of its Authorities,
which generally have           responsibility for financing,
constructing and operating revenue












          producing public benefit facilities.  Authorities are
not subject           to the constitutional restrictions on the
incurrence of debt that           apply to the State itself and
may issue bonds and notes within           the amounts of, and as
otherwise restricted by, their legislative
authorization.  As of September 30, 1995, the latest data
 available, 17 Authorities had outstanding debt of $100 million
or           more.  The aggregate outstanding debt, including
refunding bonds,           of these 17 Authorities was $73.45
billion.

               Several Agencies have experienced financial
difficulties in           the past. Certain Agencies continue to
experience financial           difficulties requiring financial
assistance from the State.  The           Metropolitan
Transportation Authority (the "MTA") receives the           bulk
of this financial assistance in order to carry out mass
transit and commuter services.  For the 1996-97 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion. Failure of the State to
appropriate           necessary amounts or to take other action
to permit certain           Agencies to meet their obligations
could result in a default by           one or more of such
Agencies.  If a default were to occur, it           would likely
have a significant effect on the marketability of obligations of the State and the Agencies.

               State legislation accompanying the 1996-97 adopted
State           budget authorized the MTA, the Triborough Bridge
and Tunnel           Authority (the "TBTA") and the New York City
Transit Authority           and the Manhattan and Bronx Surface
Transit Operating Authority           (the "TA"). TA to issue an
aggregate of $6.5 billion in bonds to           finance a portion
of a new $11.98 billion MTA capital plan for           the 1995
through 1999 calendar years (the "1995-99 Capital
Program"), and authorized the MTA to submit the 1995-99 Capital
       Program to the Capital Program Review Board for approval.
This           plan will supersede the overlapping portion of the
MTA's 1992-96           Capital Program.  This is the fourth
capital plan since the           Legislature authorized
procedures for the adoption, approval and           amendment of
MTA capital programs and is designed to upgrade the
performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for
existing           assets and bringing the MTA system into a
state of good repair.            The 1995-99 Capital Program
assumes the issuance of an estimated           $5.1 billion in
bonds under this $6.5 billion aggregate bonding
authority.  The remainder of the plan is projected to be financed through assistance from the State, the federal
government, and           the City of New York, and from various
other revenues generated           from actions taken by the
MTA.

               There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or
future           capital programs will be taken, that funding
sources currently           identified will not be decreased or
eliminated, or that the 1995-          99 Capital Program, or
parts thereof, will not be delayed or           reduced.  If the
1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating
expenses           without additional State assistance.

               NEW YORK CITY AND MUNICIPAL ASSISTANCE
CORPORATION.  The           fiscal health of the State is closely
related to the fiscal           health of its localities,
particularly the City of New York,           which has required
and continues to require significant financial
assistance from the State.  The City's independently audited operating results for each of its 1981 through 1995 fiscal
years,           which end on June 30, show a General Fund
surplus reported in           accordance with GAAP.  The City has
eliminated the cumulative           deficit in its net General
Fund position.

               The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a
result of           the slowing economy, the City has experienced
significant           shortfalls in almost all of its major tax
sources and increases           in social services costs, and has
been required to take actions           to close substantial
budget gaps in order to maintain balanced           budgets in
accordance with the Financial Plan.

               In 1975, New York City suffered a fiscal crisis
that           impaired the borrowing ability of both the City
and the State.            In that year the City lost access to
public credit markets and           was not able to sell debt to
the public again until 1979.  In           response to the City's
fiscal crisis, the State created the           Municipal
Assistance Corporation ("MAC") to provide financing
assistance for the City, and the New York State Financial Control
         Board (the "Control Board") to exercise certain
oversight and           review functions with respect to the
City's financing.  Prior to           1985, MAC had the authority
to issue bonds and notes and to pay           or lend the
proceeds to the City.  Since 1985 MAC has been
authorized to issue bonds and notes only to refund its outstanding bonds and notes. MAC also has the authority to exchange its obligations for City obligations.  MAC bonds are payable from appropriations of certain State sales and
use taxes           imposed by the City, the State stock transfer
tax and per capita           State aid to the City.  The State is
not, however, obligated to           continue these taxes,
continue to appropriate revenue from these           taxes or
continue the appropriation of per capita State aid to
pay MAC obligations.  MAC does not have taxing powers and its bonds are not obligations enforceable against either the
City or           the State.






















               According to a recent OSDC economic report, the
City's           economy was slow to recover from the recession
and is expected to           experience a weak employment
situation, and moderate wage and           income growth, during
the 1995-96 period.  Also, Financial Plan           reports of
OSDC, the Control Board, and the City Comptroller have
variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-
recurring           resource, tax and fee increases, personnel
reductions and           additional State assistance; that the
City has not yet brought           its long-term expenditures in
line with recurring revenues; that           the City's proposed
gap-closing programs, if implemented, would           narrow
future budget gaps; that these programs tend to rely
heavily on actions outside the direct control of the City; and
      that the City is therefore likely to continue to face
futures           projected budget gaps requiring the City to
reduce expenditures           and/or increase revenues.
According to the most recent staff           reports of OSDC, the
Control Board and the City Comptroller           during the four-
year period covered by the current Financial           Plan, the
City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as
well as           the State and Federal governments, among
others, and there can be           no assurance that such
approval can be obtained.
               On February 11, 1991, Moody's lowered its rating
on the           City's general obligation bonds to "Baa1" from
"A".  On July 6,           1993, S&P reaffirmed the City's "A-"
rating on $20.4 billion of           general obligation bonds
stating that "[t]he City has identified           additional gap-
closing measures that have recurring value and           will
reduce next year's budget gap . . . by approximately $400
 million."  Officials at Moody's also indicated that there were
no           plans to alter its "Baa1" rating on the City's
general obligation           bonds.

               On July 10, 1995, S&P revised its rating on the
City's           general obligation bonds downward to "BBB+."
S&P stated that           "structural budgetary balance remains
elusive because of           persistent softness in the City's
economy, highlighted by weak           job growth and a growing
dependence on the historically volatile           financial
services sector."  Other factors identified by S&P in
lowering its rating on City general obligation bonds, included a trend of using one-time measures, including debt
refinancings, to           close projected budget gaps,
dependence on unratified labor           savings to help balance
the City's financial plan, optimistic           projections of
additional federal and State aid or mandate           relief, a
history of cash flow difficulties caused by State
budget delays and continued high debt levels.  Since July 15,
     1993, Fitch Investors Service ("Fitch") has maintained an
"A"           rating on the City's general obligation bonds.  On
July 12, 1995,           Fitch stated that the City's credit
trend remains "declining."

               The Mayor is responsible for preparing the City's
four-year           financial plan.  On February 10, 1994 the
City released a           financial plan for the 1996 through
1999 fiscal years (the "1996












          1999 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on
various           assumptions and contingencies which are
uncertain and which may           not materialize.  Changes in
major assumptions could           significantly affect the City's
ability to balance its budget as           required by State law
and to meet its annual cash flow and           financing
requirements.  Such assumptions and contingencies
include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate
market,           wage increases for City employees consistent
with those assumed           in the Financial Plan, employment
growth, the ability to           implement proposed reductions in
City personnel and other cost           reduction initiatives
which may require in certain cases the           cooperation of
the City's municipal unions, the ability of the           New
York City Health and Hospitals Corporation ("HHC") and the
  Board of Education ("BOE") to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief and the impact on City revenues of proposals for
federal           and State welfare reform.

               Estimates of the City's revenues and expenditures
are based           on numerous assumptions and are subject to
various uncertainties.            If expected federal or State
aid is not forthcoming, if           unforeseen developments in
the economy significantly reduce           revenues derived from
economically sensitive taxes or necessitate           increased
expenditures for public assistance, if the City should
negotiate wage increases for its employees greater than the
   amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues
or           increase projected expenditures, then, to avoid
operating           deficits, the City may be required to
implement additional           actions, including increases in
taxes and reductions in essential           City services.  The
City might also seek additional assistance           from New
York State.

               OTHER LOCALITIES.  Certain localities, in addition
to the           City, could have financial problems leading to
requests for           additional State assistance during the
State's 1996-97 fiscal           year and thereafter.  The
potential impact on the State of such           requests by
localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.

               Fiscal difficulties experienced by the City of
Yonkers           ("Yonkers") resulted in the re-establishment of
the Financial           Control Board for the City of Yonkers
(the "Yonkers' Board") by           the State in 1984.  The
Yonkers' Board is charged with oversight           of the fiscal
affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.














               Municipalities and school districts have engaged
in           substantial short-term and long-term borrowings.  In
1994, the           total indebtedness of all localities in the
State other than the           City was approximately $17.7
billion, a small portion           (approximately $82.9 million)
of that indebtedness represented           borrowing to finance
budgetary deficits and was issued pursuant           to enabling
State legislation.  State law requires the           Comptroller
to review and make recommendations concerning the
budgets of those local government units other than the City
   authorized by State law to issue debt to finance deficits
during           the period that such deficit financing is
outstanding.  Seventeen           localities had outstanding
indebtedness for deficit financing at           the close of
their fiscal year ending in 1994.

               From time to time, Federal expenditure reductions
could           reduce, or in some cases eliminate, Federal
funding of some local           programs and accordingly might
impose substantial increased           expenditure requirements
on affected localities.  If the State,           the City or any
of the Authorities were to suffer serious           financial
difficulties jeopardizing their respective access to
the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation,
judicial           decisions and long-range economic trends.  The
longer-range           problems of declining urban population,
increasing expenditures           and other economic trends could
adversely affect localities and           require increasing
State assistance in the future.

               LITIGATION.  Certain litigation pending against
the State,           its subdivisions and their officers and
employees could have a           substantial and long-term
adverse effect on State finances.  The           State is a party
to numerous legal proceedings, many of which           normally
recur in governmental operations. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

               Among the more significant of these cases are
those that           involve: (i) claims to land in upstate New
York by several Indian           tribes; (ii) certain aspects of
the State's Medicaid policies and           its rates and
regulations, including reimbursements to providers           of
mandatory and optional Medicaid services; (iii) a challenge to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security
benefits;           (iv) an action against the State and City
officials alleging           inadequate shelter allowances to
maintain proper housing; (v) a           claim that the
assessment of the petroleum business tax pursuant           to
Tax Law   301 to such fuel violates the Commerce Clause of the
      United States Constitution; and (vi) claims against
Yonkers, its           public schools, the State, the State
Education Department and the           New York State Urban
Development Corporation that the defendants           have not
fulfilled their responsibility to alleviate segregation in public schools in Yonkers.














               The legal proceedings noted above involve State
finances,           State programs and miscellaneous tort, real
property and contract           claims in which the State is a
defendant and the monetary damages           sought are
substantial.  These proceedings could affect adversely
the financial condition of the State in the 1996-97 fiscal year or thereafter. Adverse developments in these proceedings
or the           initiation of new proceedings could affect the
ability of the           State to maintain a balanced 1996-97
State Financial Plan.  An           adverse decision in any of
these proceedings could exceed the           amount of the
1996-97 State Financial Plan reserve for the           payment of
judgments and, therefore, could affect the ability of
the State to maintain a balanced 1996-97 State Financial Plan.
       The State has stated its belief that the 1996-97 State
Financial           Plan includes sufficient reserves for the
payment of judgments           that may be required during the
1996-97 fiscal year.


          U.S. GOVERNMENT SECURITIES

               The Funds may invest in U.S. Government
securities.  U.S.           Government securities are obligations
of, or guaranteed by, the           U.S. Government, its agencies
or instrumentalities.  Securities           guaranteed by the
U.S. Government include: (1) direct obligations           of the
U.S. Treasury (such as Treasury bills, notes, and bonds),
 and (2) Federal agency obligations guaranteed as to principal
and           interest by the U.S. Treasury (such as GNMA
certificates, which           are mortgage-backed securities).
When these securities are held           to maturity, the payment
of principal and interest is           unconditionally guaranteed
by the U.S. Government, and thus they           are of the
highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

               Mortgage-backed securities are securities
representing part           ownership of a pool of mortgage
loans.  For example, GNMA           certificates are such
securities in which the timely payment of           principal and
interest is guaranteed by the full faith and credit           of
the U.S. Government.  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average
life           of the loans typically will be substantially less
because the           mortgages will be subject to normal
principal amortization and           may be prepaid prior to
maturity.  Prepayment rates vary widely           and may be
affected by changes in market interest rates.  In
periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of
the           security.  Conversely, when interest rates are
rising, the rate           of prepayments tends to decrease,
thereby lengthening the actual           average life of the
security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment












          feature and the need to reinvest prepayments of
principal at           current rates, GNMA certificates can be
less effective than           typical bonds of similar maturities
at "locking in" yields during           periods of declining
interest rates.  GNMA certificates may           appreciate or
decline in market value during periods of declining           or
rising interest rates, respectively.

               Securities issued by U.S. Government
instrumentalities and           certain federal agencies are
neither direct obligations of nor           guaranteed by the
U.S. Treasury.  However, they involve Federal
sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's
right to           borrow from the Treasury; some are supported
by the discretionary           authority of the Treasury to
purchase certain obligations of the           issuer; others are
supported only by the credit of the issuing           government
agency or instrumentality.  These agencies and
instrumentalities include, but are not limited to, Federal Land
       Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home
        Loan Banks, Federal National Mortgage Association and
Student           Loan Marketing Association.

          INVESTMENT-GRADE DEBT SECURITIES

               Bonds rated Aaa by Moody's and AAA by S&P are
judged to be           of the best quality (i.e., capacity to pay
interest and repay           principal is extremely strong).
Bonds rated Aa/AA are considered           to be of high quality
(i.e., capacity to pay interest and repay           principal is
very strong and differs from the highest rated           issues
only to a small degree). Bonds rated A are viewed as
having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse
effects of           changes in circumstances and economic
conditions than debt in           higher rated categories. Bonds
rated Baa/BBB (considered by           Moody's to be "medium
grade" obligations) are considered to have           an adequate
capacity to pay interest and repay principal, but
certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some
speculative           characteristics).  The Fund may invest in
debt securities that           are given an investment-grade
rating by Moody's or S&P, and may           also invest in
unrated debt securities that are considered by IMI           to
be of comparable quality.

          BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

               The Funds may invest in bank obligations, which
may include           certificates of deposit, bankers'
acceptances, and other short-          term debt obligations.
Certificates of deposit are negotiable           certificates
issued against funds deposited in a commercial bank           for
a definite period of time and earning a specified return.
  Bankers' acceptances are negotiable drafts or bills of
exchange,           normally drawn by an importer or exporter to
pay for specific           merchandise, which are "accepted" by a
bank (meaning, in effect           that the bank unconditionally
agrees to pay the face value of the












          instrument on maturity).  Investments in certificates
of deposit           and bankers' acceptances are limited to
obligations of (i) banks           having total assets in excess
of $1 billion, and (ii) other banks           which do not meet
the $1 billion asset requirement, if the           principal
amount of such obligation is fully insured by the
Federal Deposit Insurance Corporation ("FDIC").  Investments in
       certificates of deposit of savings associations are
limited to           obligations of federally or state chartered
institutions that           have total assets in excess of $1
billion and whose deposits are           insured by the FDIC.

          COMMERCIAL PAPER

               The Funds may invest in commercial paper.
Commercial paper           represents short-term unsecured
promissory notes issued in bearer           form by bank holding
companies, corporations and finance           companies.
Investments in commercial paper are limited to
obligations rated Prime-1 by Moody's Investors Service, Inc.
    ("Moody's") or A-1 by Standard and Poor's Corporation ("S&P")
or,           if not rated by Moody's or S&P, issued by companies
having an           outstanding debt issue currently rated Aaa or
Aa by Moody's or           AAA or AA by S&P.

          REPURCHASE AGREEMENTS

               The Funds may enter into repurchase agreements.
Repurchase           agreements are contracts under which a Fund
buys a money market           instrument and obtains a
simultaneous commitment from the seller           to repurchase
the instrument at a specified time and at an           agreed-
upon yield.  A Fund will not enter into a repurchase
agreement with more than seven days to maturity if, as a result, more than 10% of the Fund's net assets would be invested
in           illiquid securities including such repurchase
agreements.  The           Funds may enter into repurchase
agreements with banks or broker-          dealers deemed to be
creditworthy by MIMI under guidelines           approved by the
Board of Trustees.  In the unlikely event of           failure of
the executing bank or broker-dealer, a Fund could
experience some delay in obtaining direct ownership of the
  underlying collateral and might incur a loss if the value of
the           security should decline, as well as costs in
disposing of the           security.

          BORROWING

               As a fundamental policy, the Funds may borrow from
banks as           a temporary measure for extraordinary or
emergency purposes.  A           Fund may borrow in amounts up to
10% of its total assets taken at           cost or market value,
whichever is lower.  All borrowings will be           repaid
before any additional investments are made.  A Fund may
not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness. Borrowing may exaggerate the effect on a Fund's net asset value of any
increase           or decrease in the value of the Fund's
portfolio securities.            Money borrowed will be subject
to interest costs (which may












          include commitment fees and/or the cost of maintaining
minimum           average balances).

          RESTRICTED AND ILLIQUID SECURITIES

               It is each Fund's policy that restricted
securities,           including restricted securities offered and
sold to "qualified           institutional buyers" under Rule
144A under the Securities Act of           1933, as amended (the
"1933 Act"), and any other illiquid           securities
(including certain repurchase agreements and other
securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of
the Fund's           net assets.  Issuers of restricted
securities may not be subject           to the disclosure and
other investor protection requirements that           would be
applicable if their securities were publicly traded.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which
a           registration statement is in effect under the 1933
Act.  Where a           registration statement is required, a
Fund may be required to           bear all or part of the
registration expenses.  There may be a           lapse of time
between the Fund's decision to sell a restricted or
illiquid security and the point at which the Fund is permitted or able to do so. If, during such a period, adverse market conditions were to develop, the Fund might obtain a
price less           favorable than the price that prevailed when
it decided to sell.            Since it is not possible to
predict with assurance that the           market for securities
eligible for resale under Rule 144A will           continue to be
liquid, each Fund will carefully monitor each of           its
investments in these securities, focusing on factors, such as valuation, liquidity and availability of information.  This investment practice could have the effect of increasing
the level           of illiquidity in a Fund to the extent that
qualified           institutional buyers become, for a time,
uninterested in           purchasing these restricted securities.

          TEMPORARY INVESTMENTS

               From time to time on a temporary basis, a Fund may
invest in           fixed-income obligations the interest on
which is subject to           Federal income tax.  Except when a
Fund is in a "defensive"           investment position, it will
not purchase a taxable security if,           as a result, more
than 20% of its total net assets would be           invested in
taxable securities.

               This limitation is a fundamental policy of each
Fund, i.e.,           it may not be changed without a majority
vote of a Fund's           outstanding securities.  Temporary
taxable investments of a Fund           may consist of
obligations issued or guaranteed by the U.S.
Government or its agencies or instrumentalities, commercial paper rated A-l by S&P or Prime-1 by Moody's, corporate
obligations           rated AAA or AA by S&P or Aaa or Aa by
Moody's, certificates of           deposit or bankers'
acceptances of domestic banks or thrifts with           at least
$1 billion in assets, or repurchase agreements with such banks or with broker-dealers. Repurchase agreements may be entered into with respect to any securities eligible
for           investment by a Fund, including municipal
securities.  The income           from a repurchase agreement
with respect to a municipal security           would not be tax-
exempt.  See "Repurchase Agreements,"           "Restricted and
Illiquid Securities" and Appendix A for a further description of repurchase agreements, illiquid securities and of the Moody's and S&P ratings relating to taxable securities.

               MACKENZIE NATIONAL MUNICIPAL FUND, MACKENZIE
CALIFORNIA           MUNICIPAL FUND AND MACKENZIE NEW YORK
MUNICIPAL FUND ONLY:  Each           of these three Funds may
invest in short-term municipal           securities for temporary
defensive purposes.  Short-term           municipal securities
consist of notes and short-term municipal           loans and
obligations, including municipal paper, master demand
notes and variable rate demand notes.  Short-term municipal notes include Tax Anticipation Notes (i.e, notes issued in
anticipation           of the receipt of tax funds), Bond
Anticipation Notes (i.e, notes           issued in anticipation
of receipt of the proceeds of bond           placements), Revenue
Anticipation Notes (i.e, notes issued in           anticipation
of the receipt of revenues other than taxes or bond
placements), and Project Notes (i.e, obligations of municipal housing agencies on which the payment of principal and
interest           ordinarily is backed by the full faith and
credit of the U.S.           Government) when a market for such
securities exists.  Municipal           paper typically consists
of the very short-term unsecured           negotiable promissory
notes of municipal issuers.

               A municipal master demand note is an arrangement
under which           a Fund participates in a note agreement
between a bank acting on           behalf of its clients and a
municipal borrower, whereby amounts           maintained by the
Fund in an account with the bank are provided           to the
municipal borrower and payments of interest and principal
 on the note are credited to the Fund's account.  Interest rates on master demand notes typically are tied to market
interest           rates, and therefore may fluctuate daily.  The
amounts borrowed           under these notes may be repaid at any
time by the borrower           without penalty, and must be
repaid upon the demand of the Fund.            Variable rate
demand notes are tax-exempt obligations that are
payable by the municipal issuer at par value plus accrued
 interest on demand by the Fund (generally with three to ten
days'           notice).  If no demand is made, the note will
mature on a           specified date from one to thirty years
from its issuance.            Payment on the note may be backed
by a stand-by letter of credit.            As with a master
demand note, the yield on a variable rate demand           note
is adjusted automatically to reflect a particular market rate. Variable rate demand notes typically are callable by the issuer prior to maturity.

               Where short-term municipal securities are rated, a
Fund will           limit its investments to "high quality"
short-term securities.            For short-term municipal notes
this includes ratings of AA or           better by Standard &
Poor's Corporation ("S&P") or MIG 2 or           better by
Moody's Investors Service, Inc. ("Moody's"); for municipal paper this includes A-2 or better by S&P or Prime-2 or better by Moody's.  Unrated short-term municipal
securities will           be included within the Fund's overall
limitation on investments           in unrated securities.  This
limitation provides that not more           than 20% of a Fund's
total assets may be invested in unrated           municipal
securities, exclusive of unrated securities that are
guaranteed as to principal and interest by the full faith and credit of the U.S. Government or are issued by an issuer
having           outstanding an issue of municipal bonds within
one of the four           highest ratings classifications.

          OTHER INVESTMENT TECHNIQUES

               Although none of the Funds have done so in the
last year and           have no current intention of doing so in
the foreseeable future,           each Fund may (i) lend its
portfolio securities, (ii) purchase           securities on a
"when-issued" or firm commitment basis, (iii)           acquire
puts or standby commitments, (iv) engage in transactions in certain types of financial futures (such as interest rate futures) and related options, and options on individual securities and bond indices, (v) engage in "conversion" and spread transactions, and (vi) write straddles.

               Investments in the obligations of the governments
of Puerto           Rico and Guam require a careful assessment of
certain risk           factors, including reliance on substantial
Federal assistance and           favorable tax programs, above-
average levels of unemployment and           low wealth levels,
and susceptibility to adverse shifts in the           energy
prices as well as U.S. foreign trade/monetary policies.

                               INVESTMENT RESTRICTIONS

               The Funds' investment objectives as set forth in
the           Prospectus under "Investment Objectives and
Policies," together           with the investment restrictions
set forth below, are fundamental           policies of the Funds
and may not be changed with respect to a           particular
Fund without the approval of a majority of the Fund's outstanding voting shares. Under these restrictions, a Fund may not:

               (i)     purchase securities of any one issuer
(except U.S.                        government securities) if as
a result more than 5%                        of the Fund's total
assets would be invested in such                        issuer or
the Fund would own or hold more than 10% of the outstanding voting securities of that issuer
        (provided, however, that up to 25% of the value of
               the Fund's total assets may be invested without
                   regard to these limitations);

               (ii)    invest in real estate, real estate
mortgage loans,                        commodities, commodity
futures contracts or                        interests in oil, gas
and/or mineral exploration or                        development
programs, although a Fund may purchase                        and
sell (a) securities that are secured by real












                       estate, (b) securities of issuers that
invest or                        deal in real estate, and (c)
futures contracts as                        described in the
Prospectus;

               (iii)   make investments in securities for the
purpose of                        exercising control over or
management of the issuer;

               (iv)    participate on a joint or a joint and
several basis                        in any trading account in
securities, although the                        "bunching" of
orders of the Funds--or of the Funds                        and
of other accounts under the investment
management of the persons rendering investment
   advice to the Funds--for the sale or purchase of
        portfolio securities shall not be considered participation in a joint securities trading account;

               (v)     purchase securities on margin, except such
short-                       term credits as are necessary for
the clearance of                        transactions, although
the deposit or payment by a                        Fund of
initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

               (vi)    make loans, except that this restriction
shall not                        prohibit (a) the purchase and
holding of a portion                        of an issue of
publicly distributed debt securities,                        (b)
the lending of portfolio securities (provided
  that the loan is secured continuously by collateral
          consisting of U.S. Government securities or cash or
                  cash equivalents maintained on daily marked-to-
                     market basis in an amount at least equal to
the                        current market value of the securities
loaned), or                        (c) entry into repurchase
agreements with banks or                        broker-dealers;

               (vii)   borrow amounts in excess of 10% of its
total assets,                        taken at lower of cost or
market value, and then                        only from banks as
a temporary measure for                        extraordinary or
emergency purposes;

               (viii)  mortgage, pledge, hypothecate or in any
manner                        transfer, as security for
indebtedness, any                        securities owned or held
by the Fund (except as may                        be necessary in
connection with permitted borrowings                        and
then not in excess of 20% of the Fund's total
  assets); provided, however, that this does not
     prohibit escrow, collateral or margin arrangements
            in connection with the Fund's use of options, short
                    sales, futures contracts and options on
futures                        contracts;

               (ix)    purchase the securities of issuers
conducting their                        principal business
activities in the same industry












                       if immediately after such purchase the
value of the                        Fund's investments in such
industry would exceed 25%                        of the value of
the total assets of the Fund;

               (x)     act as an underwriter of securities;

               (xi)    make short sales of securities or maintain
a short                        position; or

               (xii)   issue senior securities, except insofar as
the Fund                        may be deemed to have issued a
senior security in                        connection with any
repurchase agreement or any                        permitted
borrowing.

                               ADDITIONAL RESTRICTIONS

               Each Fund has adopted the following additional
restrictions,           which are not fundamental and which may
be changed without           shareholder approval, to the extent
permitted by applicable law,           regulation or regulatory
policy.  Under these restrictions, a           Fund may not:

               (i)     purchase or sell real estate limited
partnership                        interests;

               (ii)    purchase or sell interests in oil, gas and
mineral                        leases (other than securities of
companies that                        invest in or sponsor such
programs);

               (iii)   purchase or retain securities of any
company if, to                        the knowledge of the Trust,
officers and Trustees of                        the Trust and
officers and directors of MIMI or
Mackenzie Financial Corporation who individually own
         more than 1/2 of 1% of the securities of that
           company together own beneficially more than 5% of such securities;

               (iv)    purchase any security if as a result a
Fund would                        then have more than 5% of its
total assets (taken at                        current value)
invested in securities of companies
(including predecessors) less than three years old;

               (v)     invest more than 10% of its net assets
taken at                        market value at the time of the
investment in                        "illiquid securities."
Illiquid securities may                        include securities
subject to legal or contractual
restrictions on resale (including private
placements), repurchase agreements maturing in more
        than seven days, certain options traded over-the-
             counter that the Fund has purchased, securities
                 being used to cover certain options that the
Fund                        has written, securities for which
market quotations                        are not readily
available, or other securities that
legally or in the Investment Manager's opinion,












                       subject to the Board's supervision, may be
deemed                        illiquid, but shall not include any
instrument that,                        due to the existence of a
trading market, to the                        Fund's compliance
with certain conditions intended                        to
provide liquidity, or to other factors, is liquid; or

               (vi)    purchase securities of other investment
companies,                        except in connection with a
merger, consolidation or                        sale of assets,
and except that the Fund may                        purchase
shares of other investment companies
subject to such restrictions as may be imposed by
      the 1940 Act, and rules thereunder, or by any state in which shares of the Fund are registered.

               In addition, so long as it remains a restriction
of the Ohio           Division of Securities, the Fund will treat
securities eligible           for resale under Rule 144A of the
Securities Act of 1933 and           securities of unseasoned
issuers as described in non-fundamental           restriction
(iv) above, as subject to the Fund's restriction on investing in restricted securities (see "Restricted and Illiquid
        Securities" under "Investment Objectives and Policies," above).

               Whenever an investment objective, policy or
restriction set           forth in the Prospectus or this SAI
states a maximum percentage           of assets that may be
invested in any security or other asset or           describes a
policy regarding quality standards, such percentage
limitation or standard shall, unless otherwise indicated, apply to each Fund on an individual basis, and only at the time
a           transaction is entered into.  Accordingly, if a
percentage           limitation is adhered to at the time of
investment by a Fund, a           later increase or decrease in
the percentage that results from           circumstances not
involving any affirmative action by the Fund,           such as a
change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

                           ADDITIONAL RIGHTS AND PRIVILEGES

               The Trust offers to investors (and except as noted
below,           bears the cost of providing) the rights and
privileges described           below.  The Trust reserves the
right to amend or terminate any           one or more of such
rights and privileges.  Notice of amendments           to or
terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

               Certain of the rights and privileges described
below refer           to other funds distributed by IMDI, which
funds are not described           in this SAI.  These funds are:
Ivy Bond Fund, Ivy Canada Fund,           Ivy China Region Fund,
Ivy Emerging Growth Fund, Ivy Global Fund,           Ivy Global
Science & Technology Fund, Ivy International Value
Fund, Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund,
       Ivy Growth Fund, Ivy Growth with Income Fund, Ivy
International           Fund, Ivy International Bond Fund, Ivy
Latin America Strategy












          Fund, Ivy Money Market Fund, Ivy New Century Fund and
Ivy Short-          Term Bond Fund, the seventeen series of Ivy
Fund (collectively,           with the Funds, the "Ivy and
Mackenzie Funds").  Investors should           obtain a current
prospectus before exercising any right or           privilege
that may relate to these funds.

          AUTOMATIC INVESTMENT METHOD

               The Automatic Investment Method is available for
Class A and           Class B shareholders of the Funds.  The
minimum initial and           subsequent investment pursuant to
this plan is $50 per month.            The Automatic Investment
Method may be discontinued at any time           upon receipt by
Ivy Mackenzie Services Corp. ("IMSC") of           telephone
instructions or written notice of such discontinuation from the investor. See "Automatic Investment Method" in the
    Account Application.

          EXCHANGE OF SHARES

               As described in the Prospectus, shareholders of a
Fund have           an exchange privilege with certain other Ivy
and Mackenzie Funds.            Before effecting an exchange,
shareholders of a Fund should           obtain and read the
currently effective prospectus for the Ivy or           Mackenzie
Fund into which the exchange is to be made.

               INITIAL SALES CHARGE SHARES.  Class A shareholders
may           exchange their Class A shares ("outstanding Class A
shares") for           Class A shares of another Ivy or Mackenzie
Fund (or for shares of           another Ivy or Mackenzie Fund
that currently offers only a single           class of shares)
("new Class A Shares") on the basis of the           relative net
asset value per Class A share, plus an amount equal           to
the difference, if any, between the sales charge previously
   paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A
shares.            (The additional sales charge will be waived
for outstanding           Class A shares that have been invested
for a period of 12 months           or longer.)  Class A
shareholders may also exchange their Class A           shares for
Class A shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

               CONTINGENT DEFERRED SALES CHARGE SHARES.

               CLASS A:  Class A shareholders may exchange their
Class A           shares subject to a contingent deferred sales
charge, as           described in the Prospectus ("outstanding
Class A shares"), for           Class A shares of another Ivy or
Mackenzie Fund (or for shares of           another Ivy or
Mackenzie Fund that currently offers only a single
class of shares) ("new Class A shares") on the basis of the
   relative net asset value per Class A share, without the
payment           of any contingent deferred sales charge that
would otherwise be           due upon the redemption of the
outstanding Class A shares.            Class A shareholders of
the Fund exercising the exchange           privilege will
continue to be subject to the Fund's CDSC period following an exchange if such schedule is higher (or such period is longer) than the CDSC period, if any, applicable to
the new           Class A shares.

               For purposes of computing the CDSC that may be
payable upon           the redemption of the new Class A shares,
the holding period of           the outstanding Class A shares is
"tacked" onto the holding           period of the new Class A
shares.

               CLASS B:  Class B shareholders may exchange their
Class B           shares ("outstanding Class B shares") for Class
B shares of           another Ivy or Mackenzie Fund ("new Class B
shares") on the basis           of the relative net asset value
per Class B share, without the           payment of any
contingent deferred sales charge that would           otherwise
be due upon the redemption of the outstanding Class B
shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC
schedule           (or period) following an exchange if such
schedule is higher (or           such period is longer) than the
CDSC schedule (or period)           applicable to the new Class B
shares.

               Class B shares of the Fund acquired through an
exchange of           Class B shares of another Ivy or Mackenzie
Fund will be subject           to the Fund's CDSC schedule (or
period) if such schedule is           higher (or such period is
longer) than the CDSC schedule (or           period) applicable
to the Ivy or Mackenzie Fund from which the           exchange
was made.

               For purposes of both the exchange feature and
computing the           contingent deferred sales charge that may
be payable upon the           redemption of the new Class B
shares (prior to conversion), the           holding period of the
outstanding Class B shares is "tacked" onto           the holding
period of the new Class B shares.

               The following contingent deferred sales charge
table ("Table           1") applies to Class B shares of
Mackenzie National Municipal           Fund, Mackenzie California
Municipal Fund, Mackenzie New York           Municipal Fund, Ivy
Bond Fund, Ivy Canada Fund, Ivy Global Fund,           Ivy Growth
Fund, Ivy Growth with Income Fund, Ivy Emerging Growth
Fund, Ivy International Fund, Ivy International Bond Fund, Ivy
      New Century Fund, Ivy Latin America Fund, Ivy China Region
Fund,           Ivy International Value Fund, Ivy Global Natural
Resources Fund,           Ivy Asia Pacific Fund and Ivy Global
Science & Technology Fund           ("Table 1 Funds"):























                                             CONTINGENT DEFERRED
SALES                                              CHARGE AS A
PERCENTAGE OF                                              DOLLAR
AMOUNT SUBJECT TO                YEAR SINCE PURCHASE
CHARGE

                    First                              5%
                    Second                             4%
                    Third                              3%
                    Fourth                             3%
                    Fifth                              2%
                    Sixth                              1%
                    Seventh and thereafter                  0%

               The following contingent deferred sales charge
table ("Table           2") applies to Class B shares of
Mackenzie Limited Term Municipal           Fund and Ivy Short-
Term Bond Fund ("Table 2 Funds"):

                                             CONTINGENT DEFERRED
SALES                                              CHARGE AS A
PERCENTAGE OF                                              DOLLAR
AMOUNT SUBJECT TO                YEAR SINCE PURCHASE
CHARGE

                    First                              3%
                    Second                             2 1/2%
               Third                              2%
                    Fourth                             1 1/2%
               Fifth                              1%
                    Sixth and thereafter                    0%

               The CDSC schedule for Table 1 Funds is higher (and
the           period is longer) than the CDSC schedule (and
period) for Table 2           Funds.

               If a shareholder exchanges Class B shares of a
Table 1 Fund           for Class B shares of a Table 2 Fund,
Table 1 will continue to           apply to the Class B shares
following the exchange.  For example,           an investor may
decide to exchange Class B shares of a Table 1           Fund
("outstanding Class B shares") for Class B shares of a Table
    2 Fund ("new Class B shares") after having held the
outstanding           Class B shares for two years.  The 4% CDSC
that generally would           apply to a redemption of
outstanding Class B shares held for two           years would not
be deducted at the time of the exchange.  If,           three
years later, the investor redeems the new Class B shares, a
   2% CDSC will be assessed upon the redemption because by
"tacking"           the two year holding period of the
outstanding Class B shares           onto the three year holding
period of the new Class B shares, the           investor will be
deemed to have held the new Class B shares for           five
years.

               If a shareholder exchanges Class B shares of a
Table 2 Fund           for Class B shares of a Table 1 Fund,
Table 1 will apply to the           Class B shares following the
exchange.  For example, an investor           may decide to
exchange Class B shares of a Table 2 Fund           ("outstanding
Class B shares") for Class B shares of a Table 1












          Fund ("new Class B shares") after having held the
outstanding           Class B shares for two years.  The 2.5%
CDSC that generally would           apply to a redemption of
outstanding Class B shares held for two           years would not
be deducted at the time of the exchange.  If,           three
years later, the investor redeems the new Class B shares, a
   2% CDSC will be assessed upon the redemption because by
"tacking"           the two year holding period of the
outstanding Class B shares           onto the three year holding
period of the new Class B shares, the           investor will be
deemed to have held the new Class B shares for           five
years.

               The minimum amount that a shareholder may exchange
into an           Ivy or Mackenzie Fund in which shares are not
already held is           $1,000.  No exchange out of any of the
Funds (other than by a           complete exchange of all shares
of that Fund) may be made if it           would reduce the
shareholder's interest in that Fund to less than $1,000. Exchanges are available only in states where the exchange can be legally made.

               Each exchange will be made on the basis of the
relative net           asset values per share of each fund of the
Ivy and Mackenzie           Funds next computed following receipt
of telephone instructions           by IMSC or a properly
executed request by the IMSC.  Exchanges,           whether
written or telephonic, must be received by IMSC by the
close of regular trading on the New York Stock Exchange (the
    "Exchange") (normally 4:00 p.m., eastern time), to receive
the           price computed on the day of receipt; exchange
requests received           after that time will receive the
price next determined following           receipt of the request.
This exchange privilege may be modified           or terminated
at any time, upon at least 60 days' notice when           such
notice is required by Rules adopted by the Securities and Exchange Commission ("SEC"). See "Redemptions."

               An exchange of shares between any of the Ivy or
Mackenzie           Funds will result in a taxable gain or loss.
Generally, any such           taxable gain or loss will be a
capital gain or loss (long-term or           short-term,
depending on the holding period of the shares) in the
amount of the difference between the net asset value of the
   shares surrendered and the shareholder's tax basis for those shares.  However, in certain circumstances, shareholders
will be           ineligible to take sales charges into account
in computing           taxable gain or loss on an exchange.  See
"Taxation."

               With limited exceptions, gain realized by a tax-
deferred           retirement plan would not be taxable to the
plan and will not be           taxed to the participant until
distribution.  Each investor           should consult his or her
tax adviser regarding the tax           consequences of an
exchange transaction.

          LETTER OF INTENT

               Reduced sales charges apply to initial investments
made           pursuant to a non-binding Letter of Intent.  A
Letter of Intent           may be submitted by an individual, his
or her spouse and children












          under the age of 21 or a trustee or other fiduciary of
a single           trust estate or single fiduciary account.  See
the Account           Application in the Prospectus.  Any
investor may submit a Letter           of Intent stating that he
or she will invest, over a period of 13           months, at
least $100,000 in Class A shares of a Fund.  A Letter
of Intent may be submitted at the time of an initial purchase of
        Class A shares of a Fund or within 90 days of the initial
         purchase, in which case the Letter of Intent will be
backdated.            A shareholder may include the value (at the
applicable offering           price) of all Class A shares of the
Funds, Ivy Short-Term Bond           Fund, Ivy Bond Fund, Ivy
Canada Fund, Ivy Global Fund, Ivy Global           Science &
Technology Fund, Ivy International Value Fund, Ivy
Global Natural Resources Fund, Ivy Asia Pacific Fund, Ivy Growth
        Fund, Ivy Growth with Income Fund, Ivy Emerging Growth
Fund, Ivy           International Fund, Ivy New Century Fund, Ivy
Latin America           Strategy Fund and Ivy China Region Fund
(and shares that have           been exchanged into Ivy Money
Market Fund from any of the other           funds in the Ivy and
Mackenzie Funds), held of record by him or           her as of
the date of his or her Letter of Intent as an
accumulation credit toward the completion of such Letter.  During the term of the Letter of Intent, the Funds' transfer
agent will           hold in escrow Class A shares representing
5% of the indicated           amount (less any accumulation
credit value).  The escrowed           Class A shares will be
released when the full indicated amount           has been
purchased.  If the full indicated amount is not
purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference
between           the dollar amount of sales charge that he or
she has paid and           that which he or she would have paid
on his or her aggregate           purchases if the total of such
purchases had been made at a           single time.  Such payment
will be made by an automatic           liquidation of Class A
shares in the escrow account.  A Letter of           Intent does
not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares and the investor should read carefully all the provisions thereof before signing.

          REINVESTMENT PRIVILEGE

               Investors who have redeemed Class A shares of a
Fund may           reinvest all or a part of the proceeds of the
redemption back           into Class A shares of that Fund at net
asset value (without a           sales charge) within 60 days
from the date of redemption.  This           privilege may be
exercised only once.  The reinvestment will be           made at
the net asset value next determined after receipt by the
Funds' transfer agent of the reinvestment order accompanied by the funds to be reinvested.  No compensation will be paid
to any           sales personnel or dealer in connection with the
transaction.

               Any redemption is a taxable event.  A loss
realized on a           redemption generally may be disallowed
for tax purposes if the           reinvestment privilege is
exercised within 30 days after the           redemption.  In
certain circumstances, shareholders will be           ineligible
to take sales charges into account in computing













          taxable gain or loss on a redemption if the
reinvestment           privilege is exercised.  See "Taxation."

          RIGHTS OF ACCUMULATION

               A scale of reduced sales charges applies to
certain invest-          ments in Class A shares of the Funds by
an individual, his or her           spouse and children under the
age of 21, or a trustee or other           fiduciary of a single
trust estate or single fiduciary account           (including a
pension, profit sharing or other employee benefit           trust
created pursuant to a plan qualified under Section 401 of
 the Code.  An investment qualifies for a reduced sales charge if the sum of:  (a) the combined value, determined at the
higher of           current offering price or amount invested, of
Class A shares held           by the persons identified above in
(i) any of the Funds, (ii) any           of the series of Ivy
Fund (except for shares of Ivy Money Market           Fund, but
including shares that have been exchanged from any of
the Ivy or Mackenzie Funds into Ivy Money Market Fund), and (iii)
         any other investment company distributed by IMDI
currently owned;           and (b) the value of the Class A
shares being purchased, exceeds:            (i) $25,000, with
respect to an investment in Mackenzie Limited           Term
Municipal Fund; (ii) $50,000, with respect to an investment
   in Ivy Canada Fund, Ivy Global Fund, Ivy Growth Fund, Ivy
Growth           with Income Fund, Ivy Emerging Growth Fund, Ivy
International           Fund, Ivy International Bond Fund, Ivy
New Century Fund, Ivy           Latin America Strategy Fund, Ivy
China Region Fund, Ivy Global           Science & Technology
Fund, Ivy International Value Fund, Ivy Asia           Pacific
Fund or Ivy Global Natural Resources Fund; or (iii)
$100,000, with respect to an investment in Mackenzie National
     Municipal Fund, Mackenzie California Municipal Fund,
Mackenzie           New  York Municipal Fund, Ivy Short-Term Bond
Fund or Ivy Bond           Fund.

               At the time an investment takes place, MIMI, in
the case of           a wire order, or IMSC, in the case of a
direct mail remittance,           must be notified by the
investor or his or her dealer that the           investment
qualifies for the reduced charge on the basis of previous investments. The reduced charge is subject to confirmation of the investor's holdings through a check of the
      Funds' records.

          SYSTEMATIC WITHDRAWAL PLAN

               A shareholder may establish a Systematic
Withdrawal Plan           (the "Withdrawal Plan") by telephone
instructions to IMSC or           delivery to IMSC of a written
election to so redeem, accompanied           by a surrender to
IMSC of all share certificates then outstanding           in the
name of such shareholder, properly endorsed by him or her.
   A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method.
The           Withdrawal Plan may involve the use of principal
and, to the           extent that it does, depending on the
amount withdrawn, the           investor's principal may be
depleted.













               A redemption under the Withdrawal Plan is a
taxable event.            Investors contemplating participation
in the Withdrawal Plan           should consult their tax
advisers.

               Additional investments made by investors
participating in           the Withdrawal Plan must equal at
least $1,000 each while the           Withdrawal Plan is in
effect.  Making additional purchases while           the
Withdrawal Plan is in effect may be disadvantageous to the
  investor because of applicable initial or contingent deferred sales changes.

               An investor may terminate his or her participation
in the           Withdrawal Plan at any time by delivering
written notice to IMSC.            If all shares held by the
investor are liquidated at any time,           the Withdrawal
Plan will terminate automatically.  The Trust or           MIMI
may terminate the Withdrawal Plan at any time after reasonable notice to shareholders.

                                 BROKERAGE ALLOCATION

               Subject to the overall supervision of the
President and the           Board of Trustees of the Trust, MIMI
places orders for the           purchase and sale of the Funds'
portfolio securities.  All           portfolio transactions are
effected at the best price and           execution obtainable.
Purchases and sales of debt securities are           usually
principal transactions and, therefore, brokerage
commissions are usually not required to be paid by a Fund for such purchases and sales, although the price paid generally includes undisclosed compensation to the dealer.  The
prices paid           to underwriters of newly-issued securities
usually include a           concession paid by the issuer to the
underwriter, and purchases           of after-market securities
from dealers normally reflect the           spread between the
bid and asked prices.  In connection with           over-the-
counter transactions, MIMI attempts to deal directly
with the principal market makers, except in those circumstances where it believes that better prices and execution are
available           elsewhere.  Subject to the requirement of
best price and           execution, MIMI may select broker-
dealers that provide it with           research services and may
consider sales of Fund shares as a           factor in the
selection of broker-dealers.

               MIMI selects broker-dealers to execute
transactions and           evaluates the reasonableness of
commissions on the basis of           quality, quantity, and the
nature of each firm's professional           services.
Commissions charged and investment services rendered,
including statistical, research, and counseling services by
   brokerage firms, are among the factors that are considered in
the           placing of brokerage business.  The types of
research services           provided by brokers may include
general economic and industry           data, and information on
securities of specific companies.            Research services
furnished by brokers through whom the Trust           effects
securities transactions may be used by MIMI in servicing all of its accounts. In addition, not all of these services may be used by MIMI in connection with the services it provides to the Fund or the Trust.  MIMI may consider sales of Fund
shares as           a factor in the selection of broker-dealers
and may select           broker-dealers who provide it with
research services.  MIMI will           not, however, execute
brokerage transactions other than at the           best price and
execution.

               A Fund may, under some circumstances, accept
securities in           lieu of cash as payment for Fund shares.
A Fund will consider           accepting securities only to
increase its holdings in a portfolio           security or to
take a new portfolio position in a security that           MIMI
deems to be a desirable investment for the Fund.  While no
  minimum has been established, it is expected that a Fund will
not           accept securities having an aggregate value of less
than $1           million.  The Trust may reject in whole or in
part any or all           offers to pay for Fund shares with
securities and may discontinue           accepting securities as
payment for Fund shares at any time           without notice.
The Trust will value accepted securities in the           manner
and at the same time provided for valuing portfolio
securities of a Fund, and Fund shares will be sold for net asset value determined at the same time the accepted securities
are           valued.  The Trust will accept only securities that
are delivered           in proper form and will not accept
securities subject to legal           restrictions on transfer.
The acceptance of securities by the           Trust must comply
with applicable laws of certain states.

               During the fiscal years ended June 30, 1994, 1995
and 1996,           none of the Funds paid brokerage
commissions.







































                                TRUSTEES AND OFFICERS

               The Trustees and Executive Officers of the Trust,
their           business addresses and principal occupations
during the past five           years are:

                                   POSITION
                                   WITH THE     BUSINESS
AFFILIATIONS           NAME, ADDRESS, AGE       TRUST        AND
PRINCIPAL OCCUPATIONS
          Michael G. Landry (50)   Trustee      President,
Chairman and           700 South Federal Hwy.   and
Director of Mackenzie           Suite 300
President    Investment Management Inc.           Boca Raton, FL
33432                 (1987-present); President           [Deemed
to be an                      and Director of Ivy
"interested person" of                Management, Inc. (1992-
    the Trust, as defined                 present); Chairman and
        under the 1940 Act.]                  Director of
Mackenzie Ivy
Investor Services Corp.
     (1993-present); Director
           and President of Mackenzie
                   Ivy Funds Distribution,
                        Inc. (1993-1994); Chairman
                                and Director of Mackenzie
                                       Ivy Funds Distribution,
                                            Inc. (1994-present);
                                              President and
Trustee of                                                 Ivy
Fund (1992-present);
  President of Mackenzie
      Series Trust (1987-
      present); Director and
          President of The Mackenzie
                  Funds Inc. (1987-1995).

          John S. Anderegg, Jr.    Trustee      Chairman,
Dynamics Research           (72)
Corp. (instruments and           60 Concord Street
    controls); Director, Burr-          Wilmington, MA  01887
           Brown Corp. (operational
                 amplifiers); Director,
                     Metritage Incorporated
                         (level measuring
                       instruments); Trustee of
                             Ivy Fund (1967-present).

          Paul H. Broyhill (72)    Trustee      Chairman, BMC
Fund, Inc.           800 Hickory Blvd.                     (1983-
present); Chairman,           Golfview Park
 Broyhill Family Foundation,           Lenoir, NC  28645
          Inc. (1983-present);
            Chairman and President,
                 Broyhill Investments, Inc.
                         (1983-present); Chairman,
                                Broyhill Timber Resources
                                       (1983-present); Director
of                                                 The Mackenzie
Funds Inc.












                                                (1988-1995);
Trustee of Ivy
Fund (1992-present);
  Management of a personal
        portfolio of fixed income
               and equity investments
                   (1983-present).

          Stanley Channick (72)    Trustee      President, The
Whitestone           11 Bala Avenue
Corporation (insurance           Bala Cynwyd, PA  19004
    agency); President, Scott
           Management Company
           (administrative services
                 for insurance companies);
                        President, The Channick
                             Group (consultants to
                                insurance companies and
                                     national trade
                                 associations); Trustee of
                                        Ivy Fund (1984-1993);
                                           Director of The
Mackenzie                                                 Funds
Inc. (1994-1995).

          Frank W. DeFriece, Jr.   Trustee      Director of The
Mackenzie           (75)                                  Funds
Inc. (1987-1995);           322 Seventh Street
Trustee and Second Vice           Bristol, TN  37620-
     Chairman, East Tennessee           2218
           Public Communications Corp.
                    (WSJK-TV) (1984-present);
                           Director, Manager and Vice
                                   President, Massengill-
                                      DeFriece Foundation
                                       (charitable organization)
                                              (1950-present);
Trustee of                                                 Ivy
Fund (1992-present).

          Roy J. Glauber (71)      Trustee      Mallinckrodt
Professor of
Physics, Harvard University
         (since 1974); Trustee of
               Ivy Fund (1961-1991);
                  Trustee of Mackenzie Series
                           Trust (1994-present).

          Joseph G. Rosenthal      Trustee      Chartered
Accountant (1958-          (62)
present); Director of The           110 Jardin Drive
       Mackenzie Funds Inc. (1987-          Unit #12
               1995); Trustee of Ivy Fund           Concord,
Ontario                      (1992-present).           Canada L4K
2T7


















          J. Brendan Swan (66)     Trustee      President,
Airspray           4701 North Federal
International, Inc.; Joint           Hwy. #465
        Managing Director, Airspray           Pompano Beach, FL
                 International B.V. (an           33064
                     environmentally sensitive
                            packaging company); Trustee
                                     of Ivy Fund (1992-present);
                                              Director, The
Mackenzie                                                 Funds
Inc. (1992-1995).

          Keith J. Carlson (40)    Vice         Senior Vice
President and           700 South Federal Hwy.   President
Director of Mackenzie           Suite 300
   Investment Management, Inc.           Boca Raton, FL  33432
            (1994-present); Senior Vice
                     President, Secretary and
                           Treasurer of Mackenzie
                               Investment Management Inc.
                                       (1985-1994); Senior Vice
                                             President and
Director of                                                 Ivy
Management, Inc. (1994-
    present); Senior Vice
       President, Treasurer and
             Director of Ivy Management,
                      Inc. (1992-1994); Vice
                          President of The Mackenzie
                                  Funds Inc. (1987-1995);
                                       President and Director of
                                              Mackenzie Ivy
Investor                                                 Services
Corp. (1993-
present); Vice President of
         Mackenzie Series Trust
             (1994-present); Treasurer
                    of Mackenzie Series Trust
                           (1985-1994); President and
                                   Director of Mackenzie Ivy
                                          Funds Distribution,
Inc.                                                 (1994-
present); Executive
 Vice President and Director
          of Mackenzie Ivy Funds
              Distribution, Inc. (1993-
                    1994); Treasurer of Ivy
                         Fund (1992-1994); Vice
                             President of Ivy Fund
                                (1994-present).

          C. William Ferris (52)   Secretary/   Senior Vice
President,           700 South Federal Hwy.   Treasurer
Secretary/Treasurer and           Suite 300
     Director of Mackenzie           Boca Raton,  FL 33432
        Investment Management Inc.
                (1994-present); Senior Vice
                         President, Finance and
                             Administration/Compliance
                                    Officer of Mackenzie
                                      Investment Management Inc.












                                                (1989-1994);
Senior Vice
President,

Secretary/Treasurer and
     Clerk of Ivy Management,
           Inc. (1989-1994); Senior
                 Vice President,
              Secretary/Treasurer of
                  Mackenzie Ivy Funds
                   Distribution, Inc. (1993-
                         1994); Secretary/Treasurer
                                 and Director of Mackenzie
                                        Ivy Investor Services
Corp.
(1993-1994); Secretary of
       Mackenzie Series Trust
           (1993-1994);
     Secretary/Treasurer and
          Director of Mackenzie Ivy
                 Investor Services Corp.
                      (1993-present);
                   Secretary/Treasurer of The
                           Mackenzie Funds Inc. (1993-
                                   1995); Secretary/Treasurer
                                           of Mackenzie Series
Trust                                                 (1994-
present); Secretary
 of Ivy Fund (1993-1994);
       Secretary/Treasurer of Ivy
               Fund (1994-present).

               As of September 30, 1996, all Trustees and
executive           officers of the Trust as a group owned
beneficially or of record           none of the outstanding Class
A and Class B shares of any of the           Funds.

          PERSONAL INVESTMENTS BY EMPLOYEES OF THE ADVISER

               Employees of MIMI are permitted to make personal
securities           transactions, subject to requirements and
restrictions set forth           in MIMI's Code of Ethics.  The
Code of Ethics contains provisions           and requirements
designed to identify and address certain           conflicts of
interest between personal investment activities and           the
interests of investment advisory clients such as the Funds.
    Among other things, the Code of Ethics, which generally
complies           with standards recommended by the Investment
Company Institute's           Advisory Group on Personal
Investing, prohibits certain types of           transactions
absent prior approval, imposes time periods during
which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities
transactions.            Additional restrictions apply to
portfolio managers, traders,           research analysts and
others involved in the investment advisory           process.
Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.













                                  COMPENSATION TABLE
                      (for the fiscal year ending June 30, 1996)

                                       PENSION OR
TOTAL                                        RETIREMENT
ESTIMATED   COMPEN-                           AGGREGATE
BENEFITS      ANNUAL      SATION                            COMPEN-
     ACCRUED AS    BENEFITS    FROM TRUST            NAME,
  SATION      PART OF       UPON        PAID TO
POSITION        FROM TRUST  FUND          RETIREMENT  TRUSTEE
                                  EXPENSES

           John S.         2,335       N/A           N/A
2,335            Anderegg, Jr.
            (Trustee)

           Paul H.         2,335       N/A           N/A
2,335            Broyhill
            (Trustee)
           Stanley         5,860       N/A           N/A
5,860            Channick
            (Trustee)

           Frank W.
           DeFriece, Jr.   2,335       N/A           N/A
2,335             (Trustee)
           Roy J. Glauber  5,860       N/A           N/A
5,860             (Trustee)

           Michael G.      -0-
           Landry                      N/A           N/A         -0-
            (Trustee and
           President)

           Joseph G.       2,335       N/A           N/A
2,335            Rosenthal
            (Trustee)
           J. Brendan      2,335       N/A           N/A
2,335            Swan
            (Trustee)

           Keith J.        -0-         N/A           N/A         -0-
           Carlson
            (Vice
           President)
           C. William
           Ferris          -0-         N/A           N/A         -0-
            (Secretary/
           Treasurer)


















                        INVESTMENT ADVISORY AND OTHER SERVICES

          BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

               Mackenzie Investment Management Inc. ("MIMI")
provides           business management and investment advisory
services to the Funds           pursuant to a Business Management
and Investment Advisory           Agreement (the "Agreement").
The Agreement was approved by           shareholders of Mackenzie
National Municipal Fund, Mackenzie           California Municipal
Fund and Mackenzie New York Municipal Fund           on October
24, 1990, after having first been approved on           September
5, 1990 by the Board of Trustees, including a majority
of the Trustees who neither are "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or
indirect           financial interest in the operation of the
distribution plans           described below (see "Distribution
Services") or in any related           agreement (the
"Independent Trustees").  The Agreement was           approved by
the Board of Trustees for Mackenzie Limited Term
Municipal Fund on May 16, 1991, and by the initial shareholder of the Fund on June 20, 1991.  The continuation of the
Agreement           with respect to all of the Funds was last
approved on August 24,           1996 by the Board of Trustees,
including the Independent           Trustees.  MIMI is a
subsidiary of Mackenzie Financial           Corporation ("MFC"),
150 Bloor Street West, Toronto, Ontario,           Canada, a
public corporation organized under the laws of Ontario whose shares are listed for trading on The Toronto Stock Exchange. MFC is registered in Ontario as a mutual fund dealer.

               Under the Agreement, MIMI makes investments for
the account           of each Fund in accordance with its best
judgment and within the           investment objectives and
restrictions set forth in the           Prospectus, the 1940 Act
and the provisions of the Code relating           to regulated
investment companies, subject to policy decisions
adopted by the Trust's Board of Trustees.  MIMI also provides an investment program, determines the securities to be
purchased or           sold by a Fund and places orders with
brokers or dealers who deal           in such securities.

               MIMI also provides certain business management
services           pursuant to the Agreement.  MIMI is obligated
to (1) coordinate           with the Funds' custodian and
transfer agent and monitor the           services they provide to
the Funds; (2) coordinate with and           monitor any other
third parties furnishing services to the Funds;           (3)
provide the Funds with any necessary office space, telephones and other communications facilities; (4) provide the
services of           individuals competent to perform
administrative and clerical           functions that are not
performed by employees or other agents           engaged by the
Funds or by MIMI acting in some other capacity           pursuant
to a separate agreement or arrangement with the Funds;
(5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit
MIMI's           directors, officers and employees who may be
elected or appointed












          as trustees or officers of the Trust to serve in such
capacities;           and (7) take such other action with respect
to the Trust, after           approval by the Trust, as may be
required by applicable law,           including without
limitation the rules and regulations of the SEC           and of
state securities commissions and other regulatory agencies.

               For MIMI's services under the Agreement, each Fund
pays MIMI           a monthly fee at an annual rate of 0.55% of
the Fund's average           net assets.  For the fiscal years
ended June 30, 1996, 1995 and           1994, MIMI received fees
of $513,762, $761,172 and $727,421,           respectively, from
Mackenzie Limited Term Municipal Fund;           $146,137,
$187,610 and $223,155, respectively, from Mackenzie
National Municipal Fund; $209,516, $221,717, and $253,535,
  respectively, from Mackenzie California Municipal Fund; and
     $222,574, $235,164 and $243,239, respectively, from
Mackenzie New           York Municipal Fund.

               The Trust pays the following expenses under the
Agreement:            (1) the fees and expenses of the Trust's
Independent Trustees;           (2) the salaries and expenses of
any of the Trust's officers or           employees who are not
affiliated with MIMI; (3) interest           expenses; (4) taxes
and governmental fees, including any original           issue
taxes or transfer taxes applicable to the sale or delivery
  of shares or certificates therefor; (5) brokerage commissions
and           other expenses incurred in acquiring or disposing
of portfolio           securities; (6) the expenses of
registering and qualifying shares           for sale with the SEC
and with various state securities           commissions; (7)
accounting and legal costs; (8) insurance           premiums; (9)
fees and expenses of the Trust's Custodian and           Transfer
Agent and any related services; (10) expenses of
obtaining quotations of portfolio securities and of pricing
   shares; (11) expenses of maintaining the Trust's legal
existence           and of shareholders' meetings; (12) expenses
of preparation and           distribution to existing
shareholders of periodic reports, proxy           materials and
prospectuses; and (13) fees and expenses of           membership
in industry organizations.

               MIMI voluntarily limits the total Fund expenses
(excluding           interest, 12b-1 fees, taxes, brokerage
commissions, litigation           and indemnification expenses,
and other extraordinary expenses)           to an annual rate of
(i) 0.64% of the average net assets of           Mackenzie
Limited Term Municipal Fund, and (ii) 0.85% of the
average net assets of Mackenzie National Municipal Fund, Mackenzie California Municipal Fund and Mackenzie New York
  Municipal Fund. As long as a Fund's expense limitation continues, it may lower the Fund's expenses and increase its yield.  A Fund's expense limitation may be terminated or
revised           at any time, at which time the Fund's expenses
may increase and           its yield may be reduced, depending on
the total assets of the           Fund.  Shareholders of
Mackenzie Limited Term Municipal Fund and           Mackenzie
National Municipal Fund will receive 30 days' notice of any termination of the Fund's expense limitation. If a Fund's expense limitation is terminated, MIMI will comply with any applicable state regulations, which may require MIMI to
make           reimbursements to a Fund in the event that the
Fund's aggregate           operating expenses, including the
management and advisory fee and           shareholder and
administrative services fee, but generally           excluding
interest, taxes, brokerage commissions and
extraordinary expense, are in excess of specific applicable
   limitations.  For the fiscal year ended June 30, 1996,
voluntary           expense reimbursements for Mackenzie Limited
Term Municipal Fund,           Mackenzie National Municipal Fund,
Mackenzie California Municipal           Fund and Mackenzie New
York Municipal Fund and were $373,984,           $106,248,
$66,721 and $83,090, respectively.

               The Agreement will continue in effect with respect
to each           Fund for more than its initial two-year period
only so long as           the continuance is specifically
approved at least annually (i) by           the vote of a
majority of the Independent Trustees, and (ii)           either
(a) by the vote of a majority of the Fund's outstanding
voting securities (as defined in the 1940 Act), or (b) by the vote of a majority of the entire Board of Trustees.  If the question of continuance of the Agreement (or adoption of
any new           agreement) is presented to a Fund's
shareholders, continuance (or           adoption) shall be
effected only if approved by the affirmative           vote of a
majority of the Fund's outstanding voting securities.
See "Capitalization and Voting Rights."  The Agreement may be
     terminated with respect to a Fund at any time, without
payment of           any penalty, by the vote of a majority of
the Board of Trustees,           or by the vote of a majority of
the Fund's outstanding voting           securities, on 60 days'
written notice to MIMI, or by MIMI on 60           days' written
notice to the Trust.  The Agreement shall terminate
automatically in the event of its assignment.  MIMI and MFC
   reserve all rights in the name "Mackenzie" and permit the use
of           the name "Mackenzie" or any name derived from the
name           "Mackenzie" by a Fund and the Trust only so long
as the Agreement           or any extension, renewal or amendment
thereof remains in effect.

          DISTRIBUTION SERVICES

               Ivy Mackenzie Distributors, Inc. ("IMDI"), a
wholly owned           subsidiary of MIMI, serves as the
exclusive distributor of the           Class A and Class B shares
of the Funds pursuant to an Amended           and Restated
Distribution Agreement with the Trust dated April 1,
1994 (the "Distribution Agreement").1[Effective October 1, 1993,
        IMDI succeeded to and is continuing MIMI's broker-dealer activities. The provisions of the Funds' previous
Distribution           Agreements with MIMI remain unchanged by
the succession.]  The           Distribution Agreement does not
obligate IMDI to sell any           specific amount of Fund
shares.  The Distribution Agreement will           continue in
effect for successive one-year periods, provided that
such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the
vote of           either a majority of the entire Board of
Trustees or a majority           of the outstanding voting
securities of a Fund.  The Distribution           Agreement may
be terminated with respect to a Fund at any time,












          without payment of any penalty, by IMDI on 60 days'
written           notice to the Fund or by the Fund by vote of
either a majority of           the outstanding voting securities
of the Fund or a majority of           the Independent Trustees
on 60 days' written notice to IMDI.  The           Distribution
Agreement shall terminate automatically in the event           of
its assignment.

               Under the terms of the Distribution Agreement,
IMDI is           entitled to deduct a contingent deferred sales
charge on the           redemption of Class B shares of the Funds
in the manner set forth           in the Prospectus.  IMDI may
reallow all or a portion of the           contingent deferred
sales charge to dealers as IMDI may determine           from time
to time.  During the fiscal year ended June 30, 1996,
IMDI received $15,109, $3,596, $1,154 and $5,486 in contingent deferred sales charges on redemptions of Class B shares of
        Mackenzie Limited Term Municipal Fund, Mackenzie National
         Municipal Fund, Mackenzie California Municipal Fund and
Mackenzie           New York Municipal Fund, respectively.
During the fiscal year           ended June 30, 1995, IMDI
received $8,876, $6,798,  $4,231 and           $583 in contingent
deferred sales charges on redemptions of Class           B shares
of Mackenzie Limited Term Municipal Fund, Mackenzie
National Municipal Fund, Mackenzie California Municipal Fund and
        Mackenzie New York Municipal Fund, respectively.  During
the           period from April 1, 1994 (commencement of sales of
Class B           shares) to June 30, 1994, IMDI received no
contingent deferred           sales charges on redemptions of
Class B shares of Mackenzie           Limited Term Municipal
Fund, Mackenzie National Municipal Fund           and Mackenzie
California Municipal Fund.  During the same period,
IMDI received $485 in contingent deferred sales charges on redemptions of Mackenzie New York Municipal Fund.

               IMDI is also entitled under the Distribution
Agreement to           deduct a commission on all Class A Fund
shares sold equal to the           difference, if any, between
the public offering price, as set           forth in the Funds'
then-current Prospectus, and the net asset           value on
which such price is based.  Out of such commission, IMDI
may allow to dealers such concession as IMDI may determine from time to time.  During the last three fiscal years, the
sales           commissions paid by each of the Funds to IMDI
pursuant to the           Distribution Agreement for sales of
Class A shares, and the           amounts reallowed to dealers,
were as follows:

               MACKENZIE LIMITED TERM MUNICIPAL FUND.  During the
fiscal           years ended June 30, 1996 and 1995 and the nine
months ended June           30, 1994, IMDI received $36,848,
$155,685 and $816,793,           respectively, in commissions
from sales of Class A shares of the           Fund, of which
$8,684, $33,813 and $193,175, respectively, was
retained after dealers' reallowances.  During the three months ended September 30, 1993, MIMI received $382,984 in
commissions           from sales of Class A shares of the Fund,
of which $86,956 was           retained after dealers'
reallowances.

               MACKENZIE NATIONAL MUNICIPAL FUND.  During the
fiscal years           ended June 30, 1996 and 1995, and the nine
months ended June 30,












          1994, IMDI received $10,373, $52,035 and $79,937,
respectively,           in commissions from sales of Class A
shares of the Fund, of which           $2,051, $11,118 and
$15,708, respectively, was retained after           dealers'
reallowances.  During the three months ended September
30, 1993, MIMI received $34,716 in commissions from sales of
    Class A shares of the Fund, of which $5,694 was retained
after           dealers' reallowances.

               MACKENZIE CALIFORNIA MUNICIPAL FUND.  During the
fiscal           years ended June 30, 1996 and 1995, and the nine
months ended           June 30, 1994, IMDI received $14,119,
$49,841 and $66,168,           respectively, in commissions from
sales of Class A shares of the           Fund, of which $2,830,
$10,201 and $7,932, respectively, was           retained after
dealers' reallowances.  During the three months           ended
September 30, 1993, MIMI received $38,820 in commissions from sales of Class A shares of the Fund, of which $13,267 was retained after dealers' reallowances.

               MACKENZIE NEW YORK MUNICIPAL FUND.  During the
fiscal years           ended June 30, 1996 and 1995, and the nine
months ended June 30,           1994, IMDI received $29,270,
$65,484 and $164,893, respectively,           in commissions from
sales of Class A shares of the Fund, of which           $5,796,
$13,595 and $33,248, respectively, was retained after
dealers' reallowances.  During the three months ended September
       30, 1993, MIMI received $85,283 in commissions from sales
of           Class A shares of the Fund, of which $16,359 was
retained after           dealers' reallowances.

               RULE 18F-3 PLAN.  On February 23, 1995, the SEC
adopted Rule           18f-3 under the 1940 Act, which permits a
registered open-end           investment company whose shares are
registered on Form N-1A to           issue multiple classes of
shares in accordance with a written           plan approved by
the investment company's board of           directors/trustees
and filed with the SEC.  At a meeting held on           December
1-2, 1995, the Board of Trustees of the Trust adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of each Fund.
         The key features of the Rule 18f-3 plan are as follows:
(i)           shares of each class of each Fund represent an
equal pro rata           interest in the Fund and generally have
identical voting,           dividend, liquidation, and other
rights, preferences, powers,           restrictions, limitations,
qualifications, terms and conditions,           except that each
class bears certain class-specific expenses and           has
separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of
one           class differ from the interests of shareholders of
another class;           (ii) subject to certain limitations
described in each Fund's           Prospectus, shares of a
particular class of the Fund may be           exchanged for
shares of the same class of another Ivy or           Mackenzie
fund; and (iii)  each Fund's Class B shares will
convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value
of           such shares at the time of conversion.














               RULE 12b-1 DISTRIBUTION PLANS.  As described in
the           Prospectus, each Fund has adopted pursuant to Rule
12b-1 under           the 1940 Act separate distribution plans
pertaining to its           Class A and Class B shares (the
"Class A Plan" and the "Class B           Plan," collectively,
the "Plans").  In adopting each Plan, a           majority of the
Independent Trustees have concluded in conformity           with
the requirements of the 1940 Act that there is a reasonable
   likelihood that the Plan will benefit a Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of
Fund           shares, although it is impossible to know for
certain the level           of sales and redemptions of Fund
shares in the absence of a Plan           or under an alternative
distribution arrangement.

               Under each Fund's Class A and Class B Plan, each
Fund pays           IMDI a service fee, accrued daily and paid
monthly, at the annual           rate of up to 0.25% of the
average net assets attributable to its           Class A shares
or Class B shares, as the case may be.  The           services
for which service fees may be paid include, among other
services, advising clients or customers regarding the purchase, sale or retention of shares of a Fund, answering routine inquiries concerning a Fund and assisting shareholders in changing options or enrolling in specific plans.
Pursuant to           each Fund's Plans, service fee payments
made out of or charged           against the assets attributable
to that Fund's Class A or Class B           shares must be in
reimbursement for services rendered for or on           behalf of
that class of the Fund.  The expenses not reimbursed in
any one given month may be reimbursed in a subsequent month.  No
        Class A Plan provides for the payment of interest or
carrying           charges as distribution expenses.

               Each Fund also pays IMDI a distribution fee based
on the           average net assets attributable to its Class B
shares, accrued           daily and paid monthly at the following
annual rates:  0.50%, for           Mackenzie Limited Term
Municipal Fund; and 0.75%, for Mackenzie           National
Municipal Fund, Mackenzie California Municipal Fund and
Mackenzie New York Municipal Fund.  IMDI may reallow all or a portion of the service and distribution fees to dealers as
MIMI           may determine from time to time.  The distribution
fee           compensates IMDI for expenses incurred in
connection with           activities primarily intended to result
in the sale of Class B           shares of a Fund, including the
printing of prospectuses for           persons other than
shareholders and the preparation, printing and
distribution of sales literature and advertising materials.
    Pursuant to each Fund's Class B Plan, IMDI may include
interest,           carrying or other finance charges in its
calculation of Class B           distribution expenses, if not
prohibited from doing so pursuant           to an order of or a
regulation adopted by the SEC.  The SEC order
permitting the imposition of a contingent deferred sales charge on Class B shares does not currently permit IMDI to
recover such           charges.

               Among other things, each Plan provides that (1)
IMDI will           submit to the Board of Trustees of the Trust
at least quarterly,












          and the Trustees will review, written reports regarding
all           amounts expended under the Plan and the purposes
for which such           expenditures were made; (2) the Plan
will continue in effect only           so long as such
continuance is approved at least annually, and           any
material amendment thereto is approved, by the votes of a
 majority of the Trust's Board of Trustees, including the Independent Trustees, cast in person at a meeting called for
that           purpose; (3) payments by a Fund under the Plan
shall not be           materially increased without the
affirmative vote of the holders           of a majority of the
outstanding shares of the relevant class;           and (4) while
the Plan is in effect, the selection and nomination           of
Trustees who are not "interested persons" (as defined in the
    1940 Act) of the Trust shall be committed to the discretion
of           the Trustees who are not "interested persons" of the
Trust.

               IMDI may make payments for distribution assistance
and for           administrative and accounting services from
resources that may           include the management fees paid to
MIMI by the Funds.  IMDI also           may make payments (such
as the service fee payments described           above) to
unaffiliated broker-dealers for services rendered in
the distribution of the Funds' shares.  To qualify for such
   payments, shares may be subject to a minimum holding period.
        However, no such payments will be made to any dealer or
broker,           if at the end of each year the amount of shares
held does not           exceed a minimum amount.  The minimum
holding period and minimum           level of holdings will be
determined from time to time by           IMDI.

               Each Plan may be amended at any time with respect
to the           class of shares of a Fund to which the Plan
relates by vote of           the Trustees, including a majority
of the Independent Trustees,           cast in person at a
meeting called for the purpose of considering           such
amendment.  Each Plan may be terminated with respect to the
   class of shares of a Fund to which the Plan relates at any
time,           without payment of any penalty, by vote of a
majority of the           Independent Trustees, or by vote of a
majority of the outstanding           voting securities of that
class.

          RULE 12B-1 PAYMENTS BY THE FUNDS FOR DISTRIBUTION-
RELATED           SERVICES:

               MACKENZIE LIMITED TERM MUNICIPAL FUND.  During the
period           from July 1, 1993 to September 30, 1993, the
Fund paid MIMI           $65,146 pursuant to the Class A Plan.
During the period from           October 1, 1993 to June 30,
1994, and the fiscal years ended June           30, 1995 and
1996, the Fund paid IMDI $265,119, $340,929 and
$228,045, respectively, pursuant to the Class A plan.  For the period from April 1, 1994 (the date on which Class B shares
of           the Fund were first offered for sale to the public)
to June 30,           1994 and the fiscal years ended June 30,
1995 and 1996, the Fund           paid IMDI $1,115, $15,139 and
$16,450, respectively, pursuant to           the Class B
Plan.














               MACKENZIE NATIONAL MUNICIPAL FUND.  During the
period from           July 1, 1993 to September 30, 1993, the
Fund paid MIMI $26,593           pursuant to the Class A Plan.
During the period from October 1,           1993 to June 30,
1994, and the fiscal years ended June 30, 1995           and
1996, the Fund paid IMDI $74,712, $83,272 and $64,109,
respectively, pursuant to the Class A plan.  For the period from
        April 1, 1994 (the date on which Class B shares of the
Fund were           first offered for sale to the public) to June
30, 1994 and the           fiscal years ended June 30, 1995 and
1996, the Fund paid IMDI           $771, $8,042 and $9,273,
respectively, pursuant to the Class B           Plan.

               MACKENZIE CALIFORNIA MUNICIPAL FUND.  During the
period from           July 1, 1993 to September 30, 1993, the
Fund paid MIMI $30,288           pursuant to the Class A Plan.
During the period from October 1,           1993 to June 30,
1994, and the fiscal years ended June 30, 1995           and
1996, the Fund paid IMDI $84,893, $100,518 and $92,452,
respectively, pursuant to the Class A plan.  For the period from
        April 1, 1994 (the date on which Class B shares of the
Fund were            first offered for sale to the public) to
June 30, 1994 and the           fiscal years ended June 30, 1995
and 1996, the Fund paid IMDI           $168, $5,868 and 11,122,
respectively, pursuant to the Class B           Plan.

               MACKENZIE NEW YORK MUNICIPAL FUND.  During the
period from           July 1, 1993 to September 30, 1993, the
Fund paid MIMI $27,182           pursuant to the Class A Plan.
During the period from October 1,           1993 to June 30,
1994, and the fiscal years ended June 30, 1995           and
1996, the Fund paid IMDI $83,038, $103,901 and $96,899,
respectively, pursuant to the Class A plan.  For the period from
        April 1, 1994 (the date on which Class B shares of the
Fund were           first offered for sale to the public) to June
30, 1994 and the           fiscal years ended June 30, 1995 and
1996, the Fund paid IMDI           $1,374, $11,975 and $17,083,
respectively, pursuant to the Class           B Plan.

          DISTRIBUTION-RELATED EXPENSES BORNE BY IMDI:

               MACKENZIE LIMITED TERM MUNICIPAL FUND:  During the
fiscal           year ended June 30, 1996, IMDI expended the
following amounts in           marketing Class A and Class B
shares of the Fund: advertising,           $19,412 and $467,
respectively; printing and mailing of           prospectuses to
persons other than current shareholders, $11,799           and
$284, respectively; compensation to dealers, $40,373 and
$971, respectively; compensation to sales personnel, $140,835 and
         $3,386, respectively; seminars and meetings, $10,093 and
$243,           respectively; travel and entertainment, $27,531
and $662,           respectively; general and administrative,
$102,189 and $2,457,           respectively; telephone, $4,053
and $97, respectively; and           occupancy and equipment
rental, $8,981 and $216,
          respectively.

               MACKENZIE NATIONAL MUNICIPAL FUND:  During the
fiscal year           ended June 30, 1996, IMDI expended the
following amounts in












          marketing Class A and Class B shares of the Fund:
advertising,           $5,537 and $200, respectively; printing
and mailing of           prospectuses to persons other than
current shareholders, $4,105           and $148, respectively;
compensation to dealers, $14,169 and           $512,
respectively; compensation to sales personnel, $40,257 and
  $1,456, respectively; seminars and meetings, $3,542 and $128, respectively; travel and entertainment, $7,858 and $284, respectively; general and administrative, $28,527 and
$1,032,           respectively; telephone, $1,153 and $42,
respectively; and           occupancy and equipment rental,
$2,558 and $92, respectively.

               MACKENZIE CALIFORNIA MUNICIPAL FUND:  During the
fiscal year           ended June 30, 1996, IMDI expended the
following amounts in           marketing Class A and Class B
shares of the Fund: advertising,           $8,019 and $241,
respectively; printing and mailing of           prospectuses to
persons other than current shareholders, $4,629           and
139, respectively; compensation to dealers, $18,545 and $558, respectively; compensation to sales personnel, $57,935 and
1,742,           respectively; seminars and meetings, $4,637 and
$139,           respectively; travel and entertainment, $11,409
and $343,           respectively; general and administrative,
$40,841 and $1,228,           respectively; telephone, $1,665 and
$50, respectively; and           occupancy and equipment rental,
$3,706 and $111,
          respectively.

               MACKENZIE NEW YORK MUNICIPAL FUND:  During the
fiscal year           ended June 30, 1996, IMDI expended the
following amounts in           marketing Class A and Class B
shares of the Fund: advertising,           $8,391 and $370,
respectively; printing and mailing of           prospectuses to
persons other than current shareholders, $5,213           and
$230, respectively; compensation to dealers, $22,534 and
$993, respectively; compensation to sales personnel, $60,779 and
        $2,679, respectively; seminars and meetings, $5,634 and
$248,           respectively; travel and entertainment, $11,929
and $526,           respectively; general and administrative,
$42,599 and 1,878,           respectively; telephone, $1,742 and
$77, respectively; and           occupancy and equipment rental,
$3,875 and $171,
          respectively.

          CUSTODIAN

               Brown Brothers Harriman & Co., a private bank and
member of           the principal securities exchanges, located
at 40 Water Street,           Boston, Massachusetts 02109 (the
"Custodian"), has been retained           to act as Custodian of
the Trust's investments.  Its primary           responsibility is
to maintain custody of the cash and securities           in each
Fund's portfolio.  Brown Brothers may receive, as partial
 payment for its services, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.  The First National Bank of Boston, One
Financial           Center, Boston, Massachusetts 02111, served
as the Trust's           custodian until May 31, 1993.

          FUND ACCOUNTING












               Pursuant to a Fund Accounting Services Agreement
dated           July 1, 1991 (effective July 16, 1991), MIMI
provides certain           accounting and pricing services for
the Funds.  As compensation           for such services, each
Fund pays MIMI a monthly fee plus out-of-          pocket
expenses as incurred.  The monthly fee is based on the net
  assets of the Fund at the preceding month end at the following rates:  $1,000 when the net assets are less than $20
million;           $1,500 when the net assets are $20 to $75
million; $4,000 when           the net assets are $75 to $100
million; and $6,000 when the net           assets are over $100
million.  For the fiscal years ended June           30, 1996,
1995 and 1994, the Funds paid the following amounts to
MIMI pursuant to the agreement:  Mackenzie Limited Term Municipal
         Fund, $83,991, $104,676, and $93,126, respectively;
Mackenzie           National Municipal Fund, $27,338, $27,467 and
$26,935,           respectively; Mackenzie California Municipal
Fund, $26,765,           $24,790 and $24,062, respectively; and
Mackenzie New York           Municipal Fund, $29,975, $29,126 and
$27,625, respectively.

          TRANSFER AND DIVIDEND PAYING AGENT

               Ivy Mackenzie Services Corp. ("IMSC" or the
"Transfer           Agent") acts as the Trust's transfer agent
and dividend paying           agent pursuant to a Transfer Agency
and Shareholder Services           Agreement.  For transfer
agency and shareholder services, each           Fund pays IMSC an
annual fee of $20.75 per open account and $4.48           for
each account that is closed.  In addition, each Fund
reimburses IMSC monthly for out-of-pocket expenses.  Certain broker-dealers that maintain shareholder accounts with the
Fund           through an omnibus account provide transfer agent
and other           shareholder-related services that would
otherwise be provided by           IMSC if the individual
accounts that comprise the omnibus account           were opened
by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee (e.g., .10%), based
on the           average daily net asset value of the omnibus
account (or a           combination thereof).

          ADMINISTRATOR

               MIMI provides various administrative services to
the Trust           pursuant to an Administrative Services
Agreement.  As           compensation for these services, each
Fund pays MIMI a monthly           fee at the annual rate of .10%
of each Fund's average daily net           assets.

               Outside of providing administrative services to
the Trust,           as described above, MIMI may also act on
behalf of IMDI in paying           commissions to broker-dealers
with respect to sales of a Fund's           Class B shares.

          AUDITORS

               Coopers & Lybrand L.L.P., independent certified
public           accountants, 200 East Las Olas Boulevard, Suite
1700, Ft.












          Lauderdale, Florida 33301, has been selected as
auditors for the           Trust.  The audit services performed
by Coopers & Lybrand L.L.P.           include audits of the
annual financial statements of each of the           funds of the
Trust. Other services provided primarily relate to filings with the SEC and the review of the Trust's tax returns.

                           CAPITALIZATION AND VOTING RIGHTS

               The capitalization of the Trust consists of an
unlimited           number of shares of beneficial interest with
a par value of           $0.001 per share.  When issued, shares
of each class of a Fund           are fully paid, non-assessable,
redeemable and fully           transferable.  No class of shares
of a Fund has preemptive rights           or subscription rights.

               The Declaration of Trust permits the Trustees to
create           separate series or portfolios and to divide any
series or           portfolio into one or more classes.  The
Trustees have authorized           five series, each of which
represents a fund.  The Trustees have           further
authorized the issuance of Classes A and B shares for the Funds.

               Shareholders have the right to vote for the
election of           Trustees of the Trust and on any and all
matters on which they           may be entitled to vote by law or
by the provisions of the           Trust's By-Laws.  Shares of
each class of a Fund entitle their           holders to one vote
per share (with proportionate voting for           fractional
shares). On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. All classes of shares of a Fund will vote together, except with respect
to the           distribution plan applicable to its Class A or
Class B shares or           when a class vote is required by the
1940 Act.  On matters           relating to all of the Funds, but
affecting each Fund           differently, separate votes by the
shareholders of each Fund are           required.  Approval of an
investment advisory agreement and a           change in
fundamental policies would be regarded as matters
requiring separate voting by the shareholders of each Fund.  If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund
will not           be entitled to vote on that matter.  Matters
that affect the           Trust in general, such as ratification
of the selection of           independent public accountants,
will be voted upon collectively           by the shareholders of
all of the Funds.

               As used in this SAI and the Prospectus, the phrase
"majority           vote of the outstanding shares" of a Fund
means the vote of the           lesser of:  (1) 67% of the shares
of the Fund (or of the Trust)           present at a meeting if
the holders of more than 50% of the           outstanding shares
are present in person or by proxy; or (2) more           than 50%
of the outstanding shares of the Fund (or of the Trust).
 With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have
been           effectively acted upon with respect to any Fund if
a majority of           the outstanding voting securities of that
Fund votes for the












          approval of the matter, notwithstanding that:  (1) the
matter has           not been approved by a majority of the
outstanding voting           securities of any other fund of the
Trust; or (2) the matter has           not been approved by a
majority of the outstanding voting           securities of the
Trust.  The Trust's shares do not have           cumulative
voting rights and accordingly the holders of more than
50% of the outstanding shares could elect the entire Board of
     Trustees, in which case the holders of the remaining shares
would           not be able to elect any Trustees.

               Under Massachusetts law, the Trust's shareholders
could,           under certain circumstances, be held personally
liable for the           obligations of the Trust.  However, the
Amended and Restated           Declaration of Trust disclaims
liability of the shareholders,           Trustees or officers of
the Trust for acts or obligations of the           Trust, which
are binding only on the assets and property of the
Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the
Trust           or its Trustees.  The Amended and Restated
Declaration of Trust           provides for indemnification out
of Fund property for all loss           and expense of any
shareholder of a Fund held personally liable           for the
obligations of that Fund.  The risk of a shareholder of
the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust
itself           would be unable to meet its obligations and,
thus, should be           considered remote.

          PRINCIPAL HOLDERS OF SECURITIES:

               MACKENZIE LIMITED TERM MUNICIPAL FUND:  To the
knowledge of           the Trust, as of September 30, 1996, no
shareholder owned           beneficially or of record 5% or more
of the Fund's total           outstanding shares, except that of
the outstanding Class B shares           of the Fund, Elizabeth &
B.L. Perry, 1744 Pebble Creek Drive,           Prattville, AL
36066-7207, owned of record 23,099.261 shares           (12.27%);
Yolanda D. Acinapura, 330 Cherry Lane, Havertown, PA
19083-1617, owned of record 21,047.910 shares (11.18%) and
  William E. Anderson Consulting, 11109 NW 113th Street, Yukon,
OK           73099, owned of record 13,792.722 shares
(7.32%).

               MACKENZIE NATIONAL MUNICIPAL FUND:  To the
knowledge of the           Trust, as of September 30, 1996, no
shareholder owned           beneficially or of record 5% or more
of the Fund's total           outstanding shares, except that of
the outstanding Class B shares           of the Fund, Bianca Van
Der Zee, 907 Maple Branch, Pearland, TX           77584, owned of
record 32,108.408 shares (26.45%); Ruth Swartz,           1161
Cayuga Drive, Grand Blanc, MI 48439-4823, owned of record
 16,114.112 shares (13.27%); Paul H. Meyer, 8172 Hunnicut,
Dallas,           TX 75228-5929, owned of record 13,779.197
shares (11.35%); Smith           Barney, 388 Greenwich Street,
New York, NY 10013, owned of record           12,321.858 shares
(10.15%); John and Assuata Digianno, 271-20           77th Road,
New Hyde Park, NY 11040-1428, owned of record
11,079.717 (9.12%) and Smith Barney, 388 Greenwich Street, New
      York, NY 10013 owned of record 10,148.146 (8.36%).  Bianca
Van












          Der Zee, 907 Maple Branch, Pearland, TX 77584, may be
deemed to           hold a controlling interest, as defined in
the 1940 Act, in Class           B shares of the Fund.
Accordingly, as long as Bianca Van Der Zee           holds such
an interest, he or she may have the ability to influence a vote on any matter that is submitted for approval only to Class B shareholders of the Fund.

               MACKENZIE CALIFORNIA MUNICIPAL FUND:  To the
knowledge of           the Trust, as of September 30, 1996, no
shareholder owned           beneficially or of record 5% or more
of the Fund's total           outstanding shares, except that of
the outstanding Class B shares           of the Fund, The Feldman
Family Trust, 25381-G Alicia Parkway -          #214, Laguna
Hills, CA 92653, owned of record 22,895.412           (19.69%);
The Donald R. Melen Trust, 353 Euclid Avenue #308,
Oakland, CA 94610, owned of record 14,822.613 (12.75%); Esther
      Finnigan Trust, 1512 B Granite Hills Drive, El Cajon, CA
92019,           owned of record 10,557.756 (9.08%); The Bell
Trust, 27031 Vista           Point, San Juan Capistrano, CA
92675, owned of record 7,387.412           shares (6.35%) and
Robert and Dorothy Kishi, 1301 W 184th Street,           Gardena,
CA 90248, owned of record 6,081.153 shares (5.23%).

               MACKENZIE NEW YORK MUNICIPAL FUND:  To the
knowledge of the           Trust, as of September 30, 1996, no
shareholder owned           beneficially or of record 5% or more
of the Fund's total           outstanding shares, except that of
the outstanding Class B shares           of the Fund, Susan E.
Madigan, 455 Village Lane, Box 126, Orient,           NY 11957,
owned of record 48,836.499 shares (19.87%); Harold L.
Mendelson, 146-01 45th Avenue, Suite 402, Flushing, NY 11355,
     owned of record 23,572.940 shares (9.59%); Smith Barney, 388
         Greenwich Street, New York, NY 10013, owned of record
14,089.580           (5.73%) and Barbara A. Shonyo, 6 Juniper
Lane, Liverpool, NY           13090, owned of record 13,510.420
shares (5.49%).

                                   NET ASSET VALUE

               The market price of a Fund share is its net asset
value.            The net asset value per share is calculated
separately for each           Fund, and is computed by dividing
the value of the assets of the           Fund, less its
liabilities, by the number of shares of the Fund
outstanding.  A Fund's liabilities are allocated between its
    Classes.  The total of such liabilities allocated to a Class
plus           that Class' distribution fee and any other
expenses specially           allocated to that Class are then
deducted from the proportionate           interest of the Class
in the Fund's assets, and the resulting           amount for each
Class is divided by the number of shares of that           Class
outstanding to produce the net asset value per share.

               Portfolio securities are valued and net asset
value per           share is determined as of the close of
regular trading on the New           York Stock Exchange (the
"Exchange") (normally 4:00 p.m., Eastern           Time) on each
day the Exchange is open for trading. The Trust's offices will be closed, and net asset value will not be calculated on the following national business holidays: New
    Year's Day, Presidents' Day, Good Friday, Memorial Day,












          Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.            On any day on which either or both of
the Funds' Custodian or the           Exchange close early as a
result of such day being a partial           holiday or
otherwise, the Funds reserve the right to advance the time on that day by which purchase and redemption requests must be received.

               Municipal securities held by the Funds are valued
through a           pricing service and/or in accordance with
procedures approved by           the Board of Trustees.
Valuations furnished by a pricing service           are based on
a computerized matrix system and/or appraisals based           in
each case upon information concerning market transactions and quotations from recognized municipal securities dealers.  In valuing the Funds' municipal securities, the pricing
service           considers factors such as yields or prices of
municipal bonds of           comparable quality, type of issue,
coupon, maturity and rating,           indications as to value
from dealers, and general market           conditions.  The
Trust's officers, under the general supervision           of the
Board of Trustees, will regularly review procedures used and valuations provided by the pricing service.

               Taxable securities held by a Fund for which market quotations are readily available will be valued at
market value,           which is the last reported sale price or,
at the mean between the           latest available bid and asked
prices.  The Board of Trustees has           determined that
securities having 60 days or less remaining to           maturity
will be valued at their amortized cost, which approximates market value when such amortized cost is believed to reflect the fair market value of such securities.

               The sale of a Fund's shares will be suspended
during any           period when the determination of its net
asset value is suspended           pursuant to rules or orders of
the SEC, and may be suspended by           the Board of Trustees
whenever in its judgment it is in the best           interest of
the Fund to do so.

                                  PORTFOLIO TURNOVER

               A change in securities held by a Fund is known as
"portfolio           turnover" and may involve the payment by the
Fund of dealer           markup or underwriting commission and
other transaction costs on           the sale of securities, as
well as on the reinvestment of the           proceeds in other
securities.  A Fund's portfolio turnover rate           is
calculated by dividing the lesser of purchases or sales of
  portfolio securities for the most recently completed fiscal
year           by the monthly average of the value of the
portfolio securities           owned by the Fund during that
year.  For purposes of determining           a Fund's portfolio
turnover rate, all securities whose maturities           at the
time of acquisition were one year or less are excluded.
The annual portfolio turnover rates for the Funds are provided in the Prospectus.

                                     REDEMPTIONS













               Shares of a Fund are redeemed at their net asset
value next           determined after a redemption request in
proper form has been           received by IMSC, less any
applicable contingent deferred sales           charge.

               Unless a shareholder requests that the proceeds of
any           redemption be wired to his or her bank account,
payment for           shares tendered for redemption is made by
check within seven days           after tender in proper form,
except that the Trust reserves the           right to suspend the
right of redemption or to postpone the date           of payment
upon redemption, to the extent permitted by Federal
securities laws, (i) for any period during which the New York
     Stock Exchange is closed (other than customary weekend and holiday closing) or during which trading on the Exchange
is           restricted, (ii) for any period during which an
emergency exists           as determined by the SEC as a result
of which disposal of           securities owned by a Fund is not
reasonably practicable or it is           not reasonably
practicable for a Fund fairly to determine the           value of
its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a
       Fund.

               Under unusual circumstances, when the Board of
Trustees           deems it in the best interest of a Fund's
shareholders, that Fund           may make payment for shares
repurchased or redeemed, in whole or           in part, in
securities of the Fund taken at current value.  If           any
such redemption in kind is to be made, the Fund intends to
  make an election pursuant to Rule 18f-1 under the 1940 Act.
This           will require the Fund to redeem with cash at a
shareholder's           election in any case where the redemption
involves less than           $250,000 (or 1% of the Fund's net
asset value at the beginning of           each 90-day period
during which such redemptions are in effect,           if that
amount is less than $250,000).  If payment is made in the
 form of Fund securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

               Subject to state law restrictions, the Trust may
redeem           those accounts of shareholders who have
maintained an investment,           including sales charges paid,
of less than $1,000 in a Fund for a           period of more than
12 months.  All accounts below that minimum           will be
redeemed simultaneously when MIMI deems it advisable.
The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market
fluctuations.            The Trust will notify any such
shareholder by certified mail of           its intention to
redeem such account, and the shareholder shall           have 60
days from the date of such letter to invest such
additional sum as shall raise the value of such account above that minimum.  Should the shareholder fail to forward such
sum           within 60 days of the date of the Trust's letter of
notification,           the Trust will redeem the shares held in
such account and           transmit the redemption in value
thereof to the shareholder.            However, those
shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six months' notice by the
Trust before           such redemption.  Shareholders in a
qualified retirement, pension           or profit sharing plan
who wish to avoid tax consequences would           have to
"rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

               If a shareholder has given authorization for
telephonic           redemption privilege, shares can be redeemed
and proceeds sent by           Federal wire to a single
previously designated bank account.             Delivery of the
proceeds of a wire redemption request of $250,000           or
more may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions.  The
Trust           reserves the right to change this minimum or to
terminate the           telephonic redemption privilege without
prior notice.  The Trust           cannot be responsible for the
efficiency of the Federal wire           system of the
shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

               The Funds employ reasonable procedures that
require personal           identification prior to acting on
redemption or exchange           instructions communicated by
telephone to confirm that such           instructions are
genuine.  In the absence of such procedures, a           Fund may
be liable for any losses due to unauthorized or fraudulent telephone instructions.

                             CONVERSION OF CLASS B SHARES

               As described in the Prospectus, Class B shares of
a Fund           will convert automatically to Class A shares of
that Fund, based           on the relative net asset values per
share of the two Classes, as           of the close of business
on the first business day after the last           day of the
calendar quarter in which the eighth anniversary of           the
initial issuance of such Class B shares of the Fund occurs.
    For the purpose of calculating the holding period required
for           conversion of Class B shares, the date of initial
issuance shall           mean:  (i) the date on which such Class
B shares were issued, or           (2) for Class B shares
obtained through an exchange, or a series           of exchanges,
(subject to the exchange privileges for Class B           shares)
the date on which the original Class B shares were
issued.  For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B
shares will           be held in a separate sub-account.  Each
time any Class B shares           in the shareholder's regular
account (other than those shares in           the sub-account)
convert to Class A shares, a pro rata portion of           the
Class B shares in the sub-account will also convert to
Class A shares.  The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A
shares           bears to the shareholder's total Class B shares
not acquired           through the reinvestment of dividends and
capital gain           distributions.












                                       TAXATION

               The following is a general discussion of certain
tax rules           thought to be applicable with respect to the
Funds.  It is merely           a summary and is not an exhaustive
discussion of all possible           situations or of all
potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in any Fund.

          GENERAL

               Each Fund intends to continue to qualify and elect
to be           treated as a regulated investment company under
Subchapter M of           the Code.  In order to qualify, each
Fund must, among other           things, (a) derive in each
taxable year at least 90% of its gross           income from
dividends, interest, payments with respect to
securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income
      (including but not limited to gains from options, futures,
and           forward contracts) derived with respect to its
business of           investing in such stock, securities or
currencies; (b) derive in           each taxable year less than
30% of its gross income from the sale           or other
disposition of certain assets (namely (i) stock or
securities, (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign
currencies           (including options, futures, and forward
contracts on such           currencies) not directly related to
the Fund's principal business           of investing in stocks or
securities (or options and futures with           respect to
stocks and securities)) held less than three months
(the "30% Limitation"); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the
market           value of the Fund's assets is represented by
cash, U.S.           Government securities, the securities of
other regulated           investment companies, and other
securities, with such other           securities of any one
issuer limited for purposes of this           calculation to an
amount not greater than 5% of the Fund's assets           and 10%
of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in securities of any other issuer (other than U.S.
     Government securities and the securities of other regulated investment companies).

               As a regulated investment company, a Fund
generally will not           be subject to U.S. Federal income
tax on its investment company           taxable income (which
includes, among other items, dividends,           interest and
net short-term capital gains in excess of net long-          term
capital losses) and net capital gains (net long-term capital gains in excess of net short-term capital losses) that it
     distributes to shareholders, if at least 90% of both its investment company taxable income and its net tax-exempt
interest           income for the taxable year is distributed.
Each Fund intends to           distribute such income.













               Amounts, other than tax-exempt interest, not
distributed on           a timely basis in accordance with a
calendar year distribution           requirement are subject to a
nondeductible 4% excise tax.  To           avoid that tax, each
Fund must distribute during each calendar           year an
amount equal to (1) at least 98% of its ordinary income
(not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in
excess of           its capital losses (adjusted for certain
ordinary losses) for the           twelve-month period ending on
October 31 of the calendar year,           and (3) all ordinary
income and capital gains for previous years           that were
not distributed during such years.  A distribution,
including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is
declared by           a Fund in October, November or December of
that year to           shareholders of record at some date in
such a month and paid by           the Fund during January of the
following calendar year.  Such           distributions will be
taken into account by shareholders in the           calendar year
the distributions are declared, rather than the calendar year in which the distributions are received.

               Certain of the Funds may enter into put
transactions with           respect to municipal obligations they
hold.  The IRS has issued           published and private rulings
concerning the treatment of such           put transactions for
Federal income tax purposes.  The Fund's           situation is
distinguishable from those addressed in these           rulings;
thus, there can be no assurance that a Fund will be
treated as the owner of the municipal obligations subject to the puts or that the interest on such obligations received by
the           Fund will be exempt from Federal income tax.  If
the Fund is not           treated as the owner of the municipal
obligations subject to the           puts, distributions of
income derived from such obligations would           be taxed as
ordinary income.

          DISCOUNT

               Certain of the bonds purchased by a Fund may be
treated as           bonds that were originally issued at a
discount.  Original issue           discount represents interest
for Federal income tax purposes and           can generally be
defined as the difference between the price at           which a
security was issued and its stated redemption price at
maturity.  Original issue discount is treated for Federal income tax purposes as income earned by a Fund, although no cash
is           actually received by a Fund, and therefore is
subject to the           distribution requirements of the Code.
The amount of income           earned by a Fund generally is
determined on the basis of a           constant yield to maturity
that takes into account the semi-          annual compounding of
accrued interest.

               In addition, some of the bonds may be purchased by
a Fund at           a discount that exceeds the original issue
discount on such           bonds, if any.  This additional
discount represents market           discount for Federal income
tax purposes.  The gain realized on           the disposition of
any bond, including a tax-exempt bond, having           market
discount will be treated as ordinary income to the extent












          it does not exceed the accrued market discount on such
bond           (unless a Fund elects for all its debt securities
acquired after           the first day of the first taxable year
to which the election           applies having a fixed maturity
date of more than one year from           the date of issue to
include market discount in income in tax           years to which
it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity.

          DISTRIBUTIONS

               Each Fund intends to qualify to pay "exempt-
interest           dividends" to its shareholders but there is no
guarantee that any           particular Fund will so qualify.  A
Fund will be so qualified if,           at the close of each
quarter of its taxable year, at least 50% of           the value
of its total assets consist of state and municipal
securities on which interest payments are exempt from Federal income tax and such interest payments when distributed are designated as exempt-interest dividends by the Fund.  Exempt-
          interest dividends are excludable from a shareholder's
gross           income for Federal income tax purposes.  Exempt-
interest           dividends, however, must be taken into account
by shareholders in           determining whether their total
incomes are large enough to           result in taxation of up to
85% of their social security benefits           or certain
railroad retirement benefits.  Exempt-interest
dividends that are attributable to certain private activity bonds may constitute an item of tax preference for purposes of
the           alternative minimum tax.  For corporate
shareholders, exempt-          interest dividends may comprise
all or part of an adjustment to           alternative minimum
taxable income, which may result in the           imposition or
increase in such tax. Each Fund will inform shareholders annually as to the portion of the distributions from the Fund that constituted exempt-interest dividends.

               Distributions of investment company taxable income
are           taxable to a U.S. shareholder as ordinary income,
whether paid in           cash or shares.  Because no portion of
a Fund's income is           expected to consist of dividends
paid by U.S. corporations, no           portion of the dividends
paid by a Fund is expected to be           eligible for the
corporate dividends-received deduction.            Distributions
of net capital gains, if any, that are designated           as
capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long
the           shareholder has held a Fund's shares, and are not
eligible for           the dividends received deduction.  The tax
treatment of           distributions from a Fund is the same
whether the dividends are           received in cash or in
additional shares.  Shareholders receiving
distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset
value of a           share of the Fund on the reinvestment date.
A distribution of an           amount in excess of a Fund's
current and accumulated earnings and           profits will be
treated by a shareholder as a return of capital           that is
applied against and reduces the shareholder's basis in












          his or her shares.  To the extent that the amount of
any such           distribution exceeds the shareholder's basis
in his or her           shares, the excess will be treated by the
shareholder as gain           from a sale or exchange of the
shares.  Shareholders will be           notified annually as to
the U.S. Federal tax status of           distributions and
shareholders receiving distributions in the           form of
newly issued shares will receive a report as to the net asset value of the shares received.

               If the net asset value of shares is reduced below
a           shareholder's cost as a result of a distribution by a
Fund, such           distribution will be taxable (unless it is
an exempt-interest           dividend) even though it represents
a return of invested capital.            Investors should be
careful to consider the tax implications of           buying
shares just prior to a distribution.  The price of shares
 purchased at this time may reflect the amount of the forthcoming distribution.  Those purchasing just prior to a
distribution will           receive a distribution that will
nevertheless be taxable to them           (unless it is an
exempt-interest dividend).

               Deductions for interest expense incurred to
acquire or carry           shares of a Fund may be subject to
limitations that reduce,           defer, or eliminate such
deductions.  This includes limitations           on deducting
interest on indebtedness properly allocable to
investment property (which may include shares of a Fund).  In addition, a shareholder may not deduct that portion of
interest           on indebtedness incurred or continued to
purchase or carry shares           of an investment company
paying exempt-interest dividends, which           bears the same
ratio to the total of such interest as the exempt-
interest dividends bear to the total dividends, excluding capital gain dividends received by the shareholder.  Under rules
issued           by the IRS for determining when borrowed funds
are considered           used for the purposes of purchasing or
carrying particular           assets, the purchase of shares may
be considered to have been           with borrowed funds even
though the borrowed funds are not           directly traceable to
the purchase of shares.

               Opinions relating to the validity of municipal
securities           and the exemption of interest thereon from
Federal income tax are           rendered by bond counsel to the
issuers.  The Funds, MIMI, MFC           and their affiliates,
and the Funds' counsel make no review of           proceedings
relating to the issuance of state or municipal securities and the bases of such opinions.

          DISPOSITION OF SHARES

               Upon a redemption, sale or exchange of his or her
shares, a           shareholder will realize a taxable gain or
loss depending upon           his or her basis in the shares.
Such gain or loss will be           treated as capital gain or
loss if the shares are capital assets           in the
shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.  Any loss realized on a redemption, sale or
exchange will           be disallowed to the extent the shares
disposed of are replaced












          (including through reinvestment of dividends) within a
period of           61 days beginning 30 days before and ending
30 days after the           shares are disposed of.  In such a
case, the basis of the shares           acquired will be adjusted
to reflect the disallowed loss.  Any           loss realized by a
shareholder on the sale of Fund shares held by           the
shareholder for six months or less will be treated as a long-
    term capital loss to the extent of any distributions of net capital gains received or treated as having been received
by the           shareholder with respect to such shares.  Any
loss realized by           shareholder on the redemption, sale or
exchange of shares of a           Fund with respect to which
exempt-interest dividends have been           paid will, to the
extent of such exempt-interest dividends, be           disallowed
if such shares have been held by the shareholder for six months or less.

               In some cases, shareholders will not be permitted
to take           sales charges into account for purposes of
determining the amount           of gain or loss realized on the
disposition of their stock.  This           prohibition generally
applies where (1) the shareholder incurs a           sales charge
in acquiring the stock of a Fund, (2) the stock is
disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the
stock           of the same or another Fund and the otherwise
applicable sales           charge is reduced under a
"reinvestment right" received upon the           initial purchase
of regulated investment company shares.  The           term
"reinvestment right" means any right to acquire stock of one or more Funds without the payment of a sales charge or with
the           payment of a reduced sales charge.  Sales charges
affected by           this rule are treated as if they were
incurred with respect to           the stock acquired under the
reinvestment right.  This provision           may be applied to
successive acquisitions of Fund shares.

          BACKUP WITHHOLDING

               Each Fund will be required to report to the IRS
all           distributions (other than exempt-interest
dividends) as well as           gross proceeds from the
redemption of that Fund's shares, except           in the case of
certain exempt shareholders.  All such reportable
distributions and proceeds will be subject to withholding of
    Federal income tax at a rate of 31% ("backup withholding") in
the           case of non-exempt shareholders if (1) the
shareholder fails to           furnish the Fund with and to
certify the shareholder's correct           taxpayer
identification number or social security number; (2) the
IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend
income to           the IRS and to respond to notices to that
effect; or (3) when           required to do so, the shareholder
fails to certify that he or           she is not subject to
backup withholding.  If the withholding           provisions are
applicable, any such distributions or proceeds,           whether
reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

          OTHER TAXATION













               The foregoing discussion relates only to U.S.
Federal income           tax law as applicable to U.S. persons
(i.e., U.S. citizens and           residents and U.S.
corporations, partnerships, trusts and           estates).
Distributions by a Fund also may be subject to state
and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax
treatment.            In certain states, Fund distributions that
are derived from           interest on obligations of that state
or its municipalities or           any political subdivisions
thereof may be exempt from state and           local taxes.  Fund
distributions that are derived from interest           on
obligations of the U.S. Government and certain of its
agencies, authorities and instrumentalities also may be exempt from state and local taxes in certain states.  Shareholders should consult their tax advisers with respect to
particular           questions of U.S. Federal, state and local
taxation.  Persons who           may be "substantial users" (or
"related persons" of substantial           users) of facilities
financed by industrial development bonds           should consult
their tax advisers before purchasing shares of a           Fund.
The term "substantial user" generally includes any "non-
exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development
bonds.            Generally, an individual will not be a "related
person" of a           substantial user under the Code unless the
person or his or her           immediate family owns directly or
indirectly in the aggregate           more than a 50% equity
interest in the substantial user.            Shareholders who are
not U.S. persons should consult their tax           advisers
regarding U.S. and foreign tax consequences of ownership
of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal
income           tax at a rate of 30% (or at a lower rate under a
tax treaty).

          SPECIAL INFORMATION RELATING TO MACKENZIE CALIFORNIA
MUNICIPAL           FUND

               Under California law, a mutual fund that qualifies
as a           regulated investment company generally must have
at least 50% of           its total assets in California state
and local issues or certain           U.S. Government obligations
or a combination thereof at the end           of each quarter of
its taxable year in order to be eligible to           pay
dividends that will be exempt from California personal income tax.  Generally, shareholders who are California residents
will           not incur California personal income tax on the
amount of           dividends received by them from Mackenzie
California Municipal           Fund that the Fund designates as
California exempt-interest           dividends derived from
California state and local issues or           certain U.S.
Government obligations, whether taken in cash or
reinvested in additional shares.  Gain on the sale or redemption of Fund shares is subject to California personal income
tax.            Shareholders will normally be subject to
California personal           income tax on dividends paid from
interest income derived from           taxable securities and
from securities issued by states other           than California
and its subsidiaries and on distribution of net           capital
gains.













          SPECIAL INFORMATION RELATING TO MACKENZIE NEW YORK
MUNICIPAL FUND

               Exempt-interest dividends, whether received by
shareholders           in cash or in additional shares, derived
by New York residents           from interest on qualifying New
York bonds generally are exempt           from New York State and
New York City personal income taxes, but           not corporate
franchise taxes.  Dividends and distributions           derived
from taxable income and capital gains are not exempt from
 New York State and New York City taxes.  Interest on
indebtedness           incurred or continued by a shareholder to
purchase or carry           shares of the Fund is not deductible
for New York State or New           York City personal income tax
purposes.  Gain on the sale or           redemption of Fund
shares generally is subject to New York State           and New
York City personal income tax.

                               PERFORMANCE INFORMATION

               Performance information for the separate classes
of shares           of a Fund may be compared, in reports and
promotional literature,           to:  (i) the S&P 500 Index, Dow
Jones Industrial Average           ("DJIA"), or other unmanaged
indices so that investors may           compare a Fund's results
with those of a group of unmanaged           securities widely
regarded by investors as representative of the
securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used
independent           research firm that ranks mutual funds by
overall performance,           investment objectives and assets,
or tracked by other services,           companies, publications,
or other criteria; and (iii) the           Consumer Price Index
(measure for inflation) to assess the real           rate of
return from an investment in a Fund.  Unmanaged indices
may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs
and           expenses.  Performance rankings are based on
historical           information and are not intended to indicate
future performance.


               In addition, the Trust may, from time to time,
include           various measures of a Fund's performance
including the current           yield, the tax-equivalent yield
and the average annual total           return of shares of the
Funds in advertisements, promotional           literature or
reports to shareholders or prospective investors.            Such
materials may occasionally cite statistics to reflect a Fund's volatility or risk.

               YIELD.  Quotations of yield for a specific Class
of shares           of a Fund will be based on all investment
income attributable to           that Class earned during a
particular 30-day (or one month)           period (including
dividends and interest), less expenses           attributable to
that Class accrued during the period ("net           investment
income"), and will be computed by dividing the net investment income per share of that Class earned during the period by the maximum offering price per share (in the case of
         Class A shares) or the net asset value per share (in the case of













          Class B shares) on the last day of the period,
according to the           following formula:


                    YIELD     =    2[({(a-b)/cd} + 1){superscript
6}-1]

          Where:         a         =    dividends and interest
earned                                         during the period
attributable to a
specific Class of shares,

                    b         =    expenses accrued for the
period                                    attributable to that
Class (net of                                    reimbursements),

                    c         =    the average daily number of
shares of                                    that Class
outstanding during the period
that were entitled to receive dividends, and

                    d         =    the maximum offering price per
share (in                                    the case of Class A
shares) or the net                                    asset value
per share (in the case of
Class B shares) on the last day of the
       period.

               The yield for Class A and Class B shares of the
Funds for           the 30-day period ended June 30, 1996 were:
Mackenzie Limited           Term Municipal Fund -- 4.24% and
3.89%, respectively; Mackenzie           California Municipal
Fund -- 4.35% and 4.11%, respectively;           Mackenzie
National Municipal Fund -- 4.28% and 4.36%,
respectively; and Mackenzie New York Municipal Fund -- 4.34% and
        4.06%, respectively.  The yield figures reflect voluntary
expense           reimbursements by MIMI.  Without the voluntary
reimbursements,           the yield for Class A and Class B
shares of each Fund for the           same 30-day period would
have been:  Mackenzie Limited Term           Municipal Fund --
3.68% and 3.31%, respectively; Mackenzie           California
Municipal Fund -- 4.11% and 3.86%, respectively;
Mackenzie National Municipal Fund -- 3.86% and 3.91%, respectively; and Mackenzie New York Municipal Fund -- 3.76% and
        3.45%, respectively.

               TAX-EQUIVALENT YIELD.  Tax-equivalent yield for a
specific           Class of shares of a Fund is the net
annualized taxable yield           needed to produce a specified
tax-exempt yield at a given tax           rate based on a
specified 30-day (or one month) period assuming           semi-
annual compounding of income.  Tax-equivalent yield is
calculated by dividing that portion of a Fund's yield (as
 computed in the yield description above) that is tax-exempt by one minus a stated income tax rate and adding the product
to that           portion, if any, of the yield of the Fund that
is not tax-exempt.            Thus, for example, for the thirty-
day period ended June 30, 1996,           taxpayers with
effective combined federal, state and/or city           marginal
income tax rates of 28% and 31% would have had to have earned (i) a taxable yield of 5.89% and 6.14% (or 5.11% and 5.33%












          without the voluntary reimbursements), respectively, to
receive           after-tax income equal to the 4.24% (or 3.68%
without the           voluntary reimbursements) tax-free yield of
Class A shares of           Mackenzie Limited Term Municipal Fund
for that period; (ii) a           taxable yield of 5.95% and
6.21% (or 5.37% and 5.60% without the           voluntary
reimbursements), respectively, to receive after-tax
income equal to the 4.28% (or 3.86% without the voluntary
 reimbursements) tax-free yield of Class A shares of Mackenzie
      National Municipal Fund for that period; (iii) a taxable
yield of           6.04% and 6.30% (or 5.71% and 5.96% without
the voluntary           reimbursements), respectively, to receive
after-tax income equal           to the 4.35% (or 4.11% without
the voluntary reimbursements) tax-          free yield of Class A
shares of Mackenzie California Municipal           Fund for that
period; and (iv) a taxable yield of 6.02% and 6.28%           (or
5.22% and 5.45% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.34% (or
        3.76% without the voluntary reimbursements) tax-free
yield of           Class A shares of Mackenzie New York Municipal
Fund for that           period.  For the thirty-day period ended
June 30, 1996, taxpayers           with effective combined
federal, state and/or city marginal           income tax rates of
28% and 31% would have had to have earned (i)           a taxable
yield of 5.41% and 5.64% (or 4.60% and 4.80% without
the voluntary reimbursements), respectively, to receive after-tax income equal to the 3.89% (or 3.31% without the
voluntary           reimbursements) tax-free yield of Class B
shares of Mackenzie           Limited Term Municipal Fund for
that period; (ii) a taxable yield           of 6.05% and 6.31%
(or 5.44% and 5.67% without the voluntary
reimbursements), respectively, to receive after-tax income equal to the 4.36% (or 3.91% without the voluntary
reimbursements) tax-          free yield of Class B shares of
Mackenzie National Municipal Fund           for that period;
(iii) a taxable yield of 5.70% and 5.95% (or           5.36% and
5.59% without the voluntary reimbursements),
respectively, to receive after-tax income equal to the 4.11% (or
        3.86% without the voluntary reimbursements) tax-free
yield of           Class B shares of Mackenzie California
Municipal Fund for that           period; and (iv) a taxable
yield of 5.63% and 5.88% (or 4.79% and           5.00% without
the voluntary reimbursements), respectively, to           receive
after-tax income equal to the 4.06% (or 3.45% without the
 voluntary reimbursements) tax-free yield of Class B shares of
      Mackenzie New York Municipal Fund for that period.  For a
more           detailed explanation of tax-equivalent yields, see
Appendix B of           this SAI.

               AVERAGE ANNUAL TOTAL RETURN.  Quotations of
standardized           average annual total return ("Standardized
Return") for a           specific Class of shares of a Fund will
be expressed in terms of           the average annual compounded
rate of return that would cause a           hypothetical
investment in that Class of a Fund made on the first
day of a designated period to equal the ending redeemable value
       ("ERV") of such hypothetical investment on the last day of
the           designated period, according to the following
formula:















                    P(1 + T){superscript n} = ERV

          Where:    P    =    a hypothetical initial payment of
$1,000 to                               purchase shares of a
specific Class

                    T    =    the average annual total return of
shares of                               that Class

                    n    =    the number of years

                    ERV  =    the ending redeemable value of a
hypothetical                               $1,000 payment made at
the beginning of the                               period.

               For purposes of the above computation for a Fund,
it is           assumed that all dividends and capital gains
distributions made           by a Fund are reinvested at net
asset value in additional shares           of the same Class
during the designated period.  In calculating           the
ending redeemable value for Class A shares and assuming
complete redemption at the end of the applicable period, the maximum 3.00% sales charge for Mackenzie Limited Term
Municipal           Fund, and the maximum 4.75% sales charge for
Mackenzie National           Municipal Fund, Mackenzie California
Municipal Fund and Mackenzie           New York Municipal Fund,
is deducted from the initial $1,000           payment and, for
Class B shares, the applicable contingent           deferred
sales charge imposed upon redemption of Class B shares
held for the period is deducted.  Standardized Return quotations for the Funds do not take into account any required
payments for           federal or state income taxes.
Standardized Return quotations           for Class B shares for
periods of over eight years will reflect           conversion of
the Class B shares to Class A shares at the end of           the
eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

               A Fund may, from time to time, include in
advertisements,           promotional literature or reports to
shareholders or prospective           investors total return data
that are not calculated according to           the formula set
forth above ("Non-Standardized Return").  Neither
initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; a sales
charge,           if deducted, would reduce the return.

               The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A
and           Class B shares of the Funds for the periods
indicated.  In           determining the average annual total
return for a specific Class           of shares of a Fund,
recurring fees, if any, that are charged to           all
shareholder accounts are taken into consideration.  For any
   account fees that vary with the size of the account of a Fund, the account fee used for purposes of the following
computations           is assumed to be the fee that would be
charged to the mean           account size of the Fund.  Shares
of the Funds outstanding as of           March 31, 1994 were
designated Class A shares.













             MACKENZIE LIMITED TERM MUNICIPAL FUND:

                                                      NON-
STANDARDIZED                            STANDARDIZED RETURN[*]
   RETURN[**]                           CLASS A[1]   CLASS B[2]
CLASS A[3]   CLASS B[4]

          One year ended
           June 30, 1996:   1.32%        0.98%        4.46%
3.98%

          Inception to
           June 30,
           1996:[#]         4.44%        3.67%        5.10%
4.51%           _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 3.00%.                 The Standardized Return figures
for Class B shares reflect                the deduction of the
applicable contingent deferred sales                charge
imposed on a redemption of Class B shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial or contingent
deferred sales                charge.

          [#]  The commencement of operations for Mackenzie
Limited Term                Municipal Fund (formerly Limited Term
Portfolio of the Zweig                Tax-Free Fund, Inc.), and
the Class A shares of that Fund,                was April 22,
1985.  From that date until August 2, 1991,                the
fund was managed by Zweig/Glaser Advisors.  Effective
  August 2, 1991, the Fund is being managed (with the same
       investment objectives) by MIMI, which date is the "inception" date for Class A shares in the above table. The inception date for Class B shares of the Fund was
April 1,                1994.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended June 30, 1996 and
the period from inception through                June 30, 1996
would have been 0.93% and 4.14%, respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended June 30, 1996 and
the period from inception through                June 30, 1996
would have been 0.58% and 3.27%, respectively.

          [3]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended June 30,
1996 and the period                from inception through June
30, 1996 would have been 4.05%                and 4.78%,
respectively.












          [4]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended June 30,
1996 and the period                from inception through June
30, 1996 would have been 3.58%                and 4.11%,
respectively.

             MACKENZIE NATIONAL MUNICIPAL FUND:

                                                      NON-
STANDARDIZED                            STANDARDIZED RETURN[*]
   RETURN[**]                           CLASS A[1]   CLASS B[2]
CLASS A[3]   CLASS B[4]

          One year ended
           June 30, 1996:  (0.28)%      (1.12)%       4.69%
3.88%

          Five years ended
           June 30, 1996:   5.49%        N/A          6.52%
N/A

          Inception[#] to
           June 30, 1996:   6.20%        3.55%        6.84%
4.82%

          _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 4.75%.                 The Standardized Return figures
for Class B shares reflect                the deduction of the
applicable contingent deferred sales                charge
imposed on a redemption of Class B shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial or contingent
deferred sales                charge.

          [#]  The inception date for Mackenzie National
Municipal Fund                (and the Class A shares of the
Fund) was April 15, 1988; the                inception date for
the Class B shares of the Fund was April                1, 1994.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended June 30, 1996, the
five years ended June 30, 1996 and                the period from
inception through June 30, 1996 would have                been
(.69)%, 5.23% and 5.10%, respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended June 30, 1996 and
the period from inception through                June 30, 1996
would have been (1.52)% and 3.22%,                respectively.
(Since the inception date for Class B shares                of
the Fund was April 1, 1994, there were no Class B shares












               outstanding for the duration of the five year
period ending                June 30, 1996.)

          [3]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended June 30,
1996, the five years                ended June 30, 1996 and the
period from inception through                June 30, 1996 would
have been 4.27%, 6.26% and 5.73%,                respectively.

          [4]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended June 30,
1996 and the period                from inception through June
30, 1996 would have been 3.46%                and 4.49%,
respectively.   (Since the inception date for
Class B shares of the Fund was April 1, 1994, there were no
        Class B shares outstanding for the duration of the five
year                period ending June 30, 1996.)

             MACKENZIE CALIFORNIA MUNICIPAL FUND:

                                                      NON-
STANDARDIZED                            STANDARDIZED RETURN[*]
   RETURN[**]                           CLASS A[1]   CLASS B[2]
CLASS A[3]   CLASS B[4]

          One year ended
           June 30, 1996:   0.51%       (0.30)%       5.52%
4.70%

          Five years ended
           June 30, 1996:   5.67%        N/A          6.70%
N/A

          Inception[#] to
           June 30, 1996:   6.65%        3.99%        7.29%
5.25%


          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 4.75%.                 The Standardized Return figures
for Class B shares reflect                the deduction of the
applicable contingent deferred sales                charge
imposed on a redemption of Class B shares held for the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial or contingent
deferred sales                charge.

          [#]  The inception date for Mackenzie National
Municipal Fund                (and the Class A shares of the
Fund) was April 15, 1988; the                inception date for
the Class B shares of the Fund was April                1, 1994.














          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended June 30, 1996, the
five years ended June 30, 1996 and                the period from
inception through June 30, 1996 would have                been
0.32%, 5.54% and 5.75%, respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended June 30, 1996 and
the period from inception through                June 30, 1996
would have been (0.51)% and 3.83%,                respectively.
(Since the inception date for Class B shares                of
the Fund was April 1, 1994, there were no Class B shares
     outstanding for the duration of the five year period ending
             June 30, 1996.)

          [3]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended June 30,
1996, the five years                ended June 30, 1996 and the
period from inception through                June 30, 1996 would
have been 5.32%, 6.58% and 6.38%,                respectively.

          [4]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended June 30,
1996 and the period                from inception through June
30, 1996 would have been 4.49%                and 5.08%,
respectively.  (Since the inception date for                Class
B shares of the Fund was April 1, 1994, there were no
  Class B shares outstanding for the duration of the five year period ending June 30, 1996.)

             MACKENZIE NEW YORK MUNICIPAL FUND:

                                                      NON-
STANDARDIZED                            STANDARDIZED RETURN[*]
   RETURN[**]                           CLASS A[1]   CLASS B[2]
CLASS A[3]   CLASS B[4]

          One year ended
           June 30, 1996:   0.12%       (0.63)%       5.11%
4.37%

          Five years ended
           June 30, 1996:   6.05%        N/A          7.09%
N/A

          Inception[#] to
           June 30, 1996:   6.49%        3.92%        7.13%
5.18%

          _________________________

          [*]  The Standardized Return figures for Class A shares
reflect                the deduction of the maximum initial sales
charge of 4.75%.












               The Standardized Return figures for Class B shares
reflect                the deduction of the applicable contingent
deferred sales                charge imposed on a redemption of
Class B shares held for                the period.

          [**] The Non-Standardized Return figures do not reflect
the                deduction of any initial or contingent
deferred sales                charge.

          [#]  The inception date for Mackenzie National
Municipal Fund                (and the Class A shares of the
Fund) was April 15, 1988; the                inception date for
the Class B shares of the Fund was April                1, 1994.

          [1]  The Standardized Return figures for Class A shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class A
shares for the one year                ended June 30, 1996, the
five years ended June 30, 1996 and                the period from
inception through June 30, 1996 would have                been
(0.09)%, 5.88% and 5.59%, respectively.

          [2]  The Standardized Return figures for Class B shares
reflect                expense reimbursement.  Without expense
reimbursement, the                Standardized Return for Class B
shares for the one year                ended June 30, 1996 and
the period from inception through                June 30, 1996
would have been 0.85% and 3.73%, respectively.
(Since the inception date for Class B shares of the Fund was
         April 1, 1994, there were no Class B shares outstanding
for                the duration of the five year period ending
June 30, 1996.)

          [3]  The Non-Standardized Return figures for Class A
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class A                shares for the one year ended June 30,
1996, the five years                ended June 30, 1996 and the
period from inception through                June 30, 1996 would
have been 4.90%, 6.92% and 6.23%,                respectively.

          [4]  The Non-Standardized Return figures for Class B
shares                reflect expense reimbursement.  Without
expense                reimbursement, the Non-Standardized Return
for Class B                shares for the one year ended June 30,
1996 and the period                from inception through June
30, 1996 would have been 4.15%                and 4.99%,
respectively.   (Since the inception date for
Class B shares of the Fund was April 1, 1994, there were no
        Class B shares outstanding for the duration of the five
year                period ending June 30, 1996.)

               CUMULATIVE TOTAL RETURN.  Cumulative total return
is the           cumulative rate of return on a hypothetical
initial investment of           $1,000 in a specific Class of
shares of the Fund for a specified           period.  Cumulative
total return quotations reflect changes in           the price of
the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in












          Fund shares.  Cumulative total return is calculated by
computing           the cumulative rates of return of a
hypothetical investment in a           specific Class of shares
of the Fund over such periods, according           to the
following formula (cumulative total return is then expressed as a percentage):

                    C = (ERV/P) - 1

          Where:         C    =    cumulative total return

                    P    =    a hypothetical initial investment
of $1,000                               to purchase shares of a
specific Class

                    ERV  =    ending redeemable value:  ERV is
the value,                               at the end of the
applicable period, of a
hypothetical $1,000 investment made at the beginning of the applicable period.

               MACKENZIE LIMITED TERM MUNICIPAL FUND.  The
following table           summarizes the calculation of
Cumulative Total Return for the           periods indicated
through June 30, 1996, assuming the maximum           3.00% sales
charge has been assessed.

                                             SINCE
                              ONE YEAR       INCEPTION[*]

          Class A              1.32%               23.85%
          Class B              0.98%               7.44%

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through June 30, 1996,           assuming the maximum 3.00% sales
charge has not been assessed.

                                             SINCE
                              ONE YEAR       INCEPTION[*]

          Class A              4.46%               27.68%
          Class B              3.98%               10.44%

          ___________________________

          [*]  The inception date for Mackenzie Limited Term
Municipal Fund                (and the Class A shares of the
Fund) was April 22, 1985; the                inception date for
Class B shares of the Fund was April 1,                1994.
From commencement until August 2, 1991, this fund
(formerly Limited Term Portfolio of the Zweig Tax-Free Fund,
         Inc.) was managed by Zweig/Glaser Advisors.  Effective
            August 2, 1991, the Fund is being managed by MIMI
with the                same investment objectives.

















               MACKENZIE NATIONAL MUNICIPAL FUND.  The following
table           summarizes the calculation of Cumulative Total
Return for the           periods indicated through June 30, 1996,
assuming the maximum           4.75% sales charge has been
assessed.

                                                       SINCE
                        ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A             (0.28)%    30.64%        63.48%
     Class B             (1.12)%    N/A[**]        6.16%

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through June 30, 1996,           assuming the maximum 4.75% sales
charge has not been assessed.

                                                       SINCE
                        ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A              4.69%    37.15%         71.63%
     Class B              3.88%    N/A[**]        11.16%

          ___________________________

          [*]  The inception date for Mackenzie National
Municipal Fund                (and the Class A shares of the
Fund) was April 15, 1988; the                inception date for
Class B shares of the Fund was April 1,                1994.

          [**] No Class B shares were outstanding for the
duration of the                time period indicated.




































               MACKENZIE CALIFORNIA MUNICIPAL FUND.  The
following table           summarizes the calculation of
Cumulative Total Return for the           periods indicated
through June 30, 1996, assuming the maximum           4.75% sales
charge has been assessed.

                                                  SINCE
                         ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A         0.51%    31.74%          69.21%
          Class B        (0.30)%   N/A[**]          7.21%

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through June 30, 1996,           assuming the maximum 4.75% sales
charge has not been assessed.

                                                  SINCE
                         ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A        5.52%     38.31%         77.65%
          Class B        4.70%     N/A[**]        12.21%

          ___________________________

          [*]  The inception date for Mackenzie California
Municipal Fund                (and the Class A shares of the
Fund) was April 15, 1988; the                inception date for
Class B shares of the Fund was April 1,                1994.

          [**] No Class B shares were outstanding for the
duration of the                time period indicated.




































               MACKENZIE NEW YORK MUNICIPAL FUND.  The following
table           summarizes the calculation of Cumulative Total
Return for the           periods indicated through June 30, 1996,
assuming the maximum           4.75% sales charge has been
assessed.

                                                  SINCE
                         ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A         0.12%    34.16%          67.18%
          Class B        (0.63)%   N/A[**]          7.04%

               The following table summarizes the calculation of
Cumulative           Total Return for the periods indicated
through June 30, 1996,           assuming the maximum 4.75% sales
charge has not been assessed.

                                                  SINCE
                         ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A        5.11%     40.85%         75.52%
          Class B        4.37%      N/A[**]       12.04%

          ___________________________

          [*]  The inception date for Mackenzie New York
Municipal Fund                (and the Class A shares of the
Fund) was April 15, 1988; the                inception date for
Class B shares of the Fund was April 1,                1994.

          [**] No Class B shares were outstanding for the
duration of the                time period indicated.


               OTHER QUOTATIONS, COMPARISONS AND GENERAL
INFORMATION.  The           foregoing computation methods are
prescribed for advertising and           other communications
subject to SEC Rule 482.  Communications not           subject to
this rule may contain a number of different measures           of
performance, computation methods and assumptions, including
   but not limited to:  historical total returns; results of
actual           or hypothetical investments; changes in
dividends, distributions           or share values; or any
graphic illustration of such data.  These           data may
cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

               Performance quotations for a Fund will vary from
time to           time depending on market conditions, the
composition of the           Fund's portfolio and operating
expenses of the Fund.  These           factors and possible
differences in the methods used in           calculating
performance quotations should be considered when
comparing performance information regarding a Fund's shares with information published for other investment companies and
other           investment vehicles.  Performance quotations
should also be           considered relative to changes in the
value of a Fund's shares           and the risks associated with
a Fund's investment objectives and           policies.  At any
time in the future, performance quotations may












          be higher or lower than past performance quotations and
there can           be no assurance that any historical
performance quotation will           continue in the future.

               The Funds may also cite endorsements or use for
comparison           their performance rankings and listings
reported in such           newspapers or business or consumer
publications as, among others:            AAII Journal, Barron's,
Boston Business Journal, Boston Globe,           Boston Herald,
Business Week, Consumer's Digest, Consumer Guide
Publications, Changing Times, Financial Planning, Financial
   World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's
         Daily, Los Angeles Times, Medical Economics, Miami
Herald, Money           Mutual Fund Forecaster, Mutual Fund
Letter, Mutual Fund Source           Book, Mutual Fund Values,
National Underwriter Nelson's Director           of Investment
Managers, New York Times, Newsweek, No Load Fund
Investor, No Load Fund* X, Oakland Tribune, Pension World,
  Pensions and Investment Age, Personal Investor, Rugg and
Steele,           Time, U.S. News and World Report, USA Today,
The Wall Street           Journal, and Washington Post.

                                 FINANCIAL STATEMENTS

               The Funds' Portfolios of Investments as of June
30, 1996,           Statements of Assets and Liabilities as of
June 30, 1996,           Statements of Operations for the fiscal
year ended June 30, 1996,           Statements of Changes in Net
Assets for the fiscal year ended           June 30, 1996 and the
fiscal year ended June 30, 1995, Financial           Highlights,
Notes to Financial Statements, and Reports of
Independent Accountants are included in each Fund's June 30, 1996
         Annual Report to Shareholders, which is incorporated by
reference           into this SAI.  Copies of the Funds'
financial statements may be           obtained upon request and
without charge from MIMI at the address           and telephone
number provided on the cover of this SAI.
































                                      APPENDIX A
              DESCRIPTION OF STANDARD & POOR'S CORPORATION
("S&P") AND               MOODY'S INVESTORS SERVICE, INC.
("MOODY'S") CORPORATE BOND,                   COMMERCIAL PAPER
AND MUNICIPAL OBLIGATIONS RATINGS

          [From "Moody's Bond Record," November 1994 Issue
(Moody's           Investor Service, New York, 1994), and
"Standard & Poor's           Municipal Ratings Handbook," October
1994 Issue (McGraw Hill, New           York, 1994).]

               (a)  MOODY'S:

               CORPORATE BONDS.  Bonds rated Aaa by Moody's are
judged by           Moody's to be of the best quality, carrying
the smallest degree           of investment risk.  Interest
payments are protected by a large           or exceptionally
stable margin and principal is secure.  Bonds           rated Aa
are judged by Moody's to be of high quality by all
standards.  Aa bonds are rated lower than Aaa bonds because
   margins of protection may not be as large as those of Aaa
bonds,           or fluctuations of protective elements may be of
greater           amplitude, or there may be other elements
present which make the           long-term risks appear somewhat
larger than those applicable to           Aaa securities.  Bonds
which are rated A by Moody's possess many           favorable
investment attributes and are considered as upper
medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be
present           which suggest a susceptibility to impairment
sometime in the           future.

               Bonds rated Baa by Moody's are considered medium-
grade           obligations, i.e., they are neither highly
protected nor poorly           secured.  Interest payments and
principal security appear           adequate for the present, but
certain protective elements may be           lacking or may be
characteristically unreliable over any great           length of
time.  Such bonds lack outstanding investment
characteristics and in fact have speculative characteristics as well.  Bonds which are rated Ba are judged to have
speculative           elements; their future cannot be considered
well-assured.  Often           the protection of interest and
principal payments may be very           moderate and thereby not
well safeguarded during both good and           bad times over
the future.  Uncertainty of position characterizes
bonds in this class.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments of or maintenance of other
terms           of the contract over any long period of time may
be small.

               Bonds which are rated Caa are of poor standing.
Such           issues may be in default or there may be present
elements of           danger with respect to principal or
interest.  Bonds which are           rated Ca represent
obligations which are speculative in a high           degree.
Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having
extremely           poor prospects of ever attaining any real
investment standing.












               COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the
factors           considered by Moody's in assigning ratings are
the following:            (1) evaluation of the management of the
issuer; (2) economic           evaluation of the issuer's
industry or industries and an           appraisal of speculative-
type risks which may be inherent in           certain areas; (3)
evaluation of the issuer's products in           relation to
competition and customer acceptance; (4) liquidity;           (5)
amount and quality of long-term debt; (6) trend of earnings
   over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the
issuer; and           (8) recognition by management of
obligations which may be present           or may arise as a
result of public interest questions and           preparations to
meet such obligations.  Issuers within this Prime
category may be given ratings 1, 2 or 3, depending on the
 relative strengths of these factors.  The designation of Prime-1 indicates the highest quality repayment capacity of the
rated           issue.

               (b)  S&P:

               CORPORATE BONDS.  An S&P corporate debt rating is
a current           assessment of the creditworthiness of an
obligor with respect to           a specific obligation.  The
ratings are based on current           information furnished by
the issuer or obtained by S&P from other           sources it
considers reliable.  The ratings described below may           be
modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               Debt rated AAA by S&P is considered by S&P to be
the highest           grade obligation.  Capacity to pay interest
and repay principal           is extremely strong.  Debt rated AA
is judged by S&P to have a           very strong capacity to pay
interest and repay principal and           differs from the
highest rated issues only in small degree.  Debt           rated
A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               Debt rated BBB by S&P is regarded by S&P as having
an           adequate capacity to pay interest and repay
principal.  Although           such bonds normally exhibit
adequate protection parameters,           adverse economic
conditions or changing circumstances are more           likely to
lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

               Debt rated BB, B, CCC, CC and C is regarded as
having           predominately speculative characteristics with
respect to           capacity to pay interest and repay
principal.  BB indicates the           least degree of
speculation and C the highest.  While such debt           will
likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However,












          it faces major ongoing uncertainties or exposure to
adverse           business, financial or economic conditions
which could lead to           inadequate capacity to meet timely
interest and principal           payments.  The BB rating
category is also used for debt           subordinated to senior
debt that is assigned an actual or implied           BBB- rating.
Debt rated B has a greater vulnerability to default           but
currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to
pay           interest and repay principal.  The B rating
category is also used           for debt subordinated to senior
debt that is assigned an actual           or implied BB or BB-
rating.  Debt rated CCC has a currently           identifiable
vulnerability to default, and is dependent upon
favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In
the           event of adverse business, financial or economic
conditions, it           is not likely to have the capacity to
pay interest and repay           principal.  The CCC rating
category is also used for debt           subordinated to senior
debt that is assigned an actual or implied           B or B-
rating.  The rating CC typically is applied to debt
subordinated to senior debt which is assigned an actual or
  implied CCC debt rating.  The rating C typically is applied to debt subordinated to senior debt which is assigned an
actual or           implied CCC- debt rating.  The C rating may
be used to cover a           situation where a bankruptcy
petition has been filed, but debt           service payments are
continued.

               COMMERCIAL PAPER.  An S&P commercial paper rating
is a           current assessment of the likelihood of timely
payment of debt           having an original maturity of no more
than 365 days.

               Commercial paper rated A by S&P has the following characteristics: (i) liquidity ratios are adequate to
meet cash           requirements; (ii) long-term senior debt
rating should be A or           better, although in some cases
BBB credits may be allowed if           other factors outweigh
the BBB; (iii) the issuer should have           access to at
least one additional channel of borrowing; (iv)           basic
earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the
issuer           should have a strong position within its
industry and the           reliability and quality of management
should be unquestioned.            Issues rated A are further
referred to by use of numbers 1, 2 and           3 to denote
relative strength within this highest classification.
For example, the A-1 designation indicates that the degree of safety regarding timely payment of debt is strong.

               Issues rated B are regarded as having only
speculative           capacity for timely payment.  The C rating
is assigned to short-          term debt obligations with a
doubtful capacity for payment.

















          II.  MUNICIPAL OBLIGATIONS RATINGS

               (a)  MOODY'S:

                                         Aaa

               Bonds rated Aaa are judged to be of the best
quality.  They           carry the smallest degree of investment
risk and are generally           referred to as "gilt edge."
Interest payments are protected by a           large or by an
exceptionally stable margin and principal is           secure.
While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                          Aa

               Bonds rated Aa are judged to be of high quality by
all           standards.  Together with the Aaa group they
comprise what are           generally known as high grade bonds.
They are rated lower than           the best bonds because
margins of protection may not be as large           as in Aaa
securities or fluctuation of protective elements may be
of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in
Aaa           securities.

                                          A

               Bonds rated A possess many favorable investment
attributes           and are to be considered as upper medium
grade obligations.            Factors giving security to
principal and interest are considered           adequate, but
elements may be present which suggest a suscepti-          bility
to impairment sometime in the future.

                                         Baa

               Bonds rated Baa are considered medium grade
obligations,           i.e., they are neither highly protected
nor poorly secured.            Interest payments and principal
security appear adequate for the           present, but certain
protective elements may be lacking or may be
characteristically unreliable over any great length of time.
     Such bonds lack outstanding investment characteristics and
in           fact have speculative characteristics as well.

               Moody's letter ratings may be modified by the
addition of a           numerical modifier, which is used to show
relative standing           within the major rating categories,
except in the Aaa grade.

               MIG Ratings:  Moody's ratings for state and
municipal short-          term obligations will be designated
Moody's Investment Grade or           MIG.  Such ratings
recognize the differences between short-term           credit
risk and long-term risk.  Factors affecting the liquidity
 of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of the major importance in bond risk, long-term secular trends for example, may
be less           important over the short run.

               VMIG Ratings:  A short-term rating may also be
assigned on           an issue having a demand feature.  Such
ratings will be           designated as VMIG or, if the demand
feature is not rated, as NR.            Short-term ratings on
issues with demand features are           differentiated by the
use of the VMIG symbol to reflect such           characteristics
as payment upon periodic demand rather than fixed
maturity dates and payment relying on external liquidity.
  Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity
with           no or limited legal recourse to the issuer in the
event the           demand is not met.

                                     MIG 1/VMIG 1

               This designation denotes best quality.  There is
present           strong protection by established cash flows,
superior liquidity           support or demonstrated broad-based
access to the market for           refinancing.

                                     MIG 2/VMIG 2

               This designation denotes high quality.  Margins of
         protection are ample although not so large as in the
preceding           group.

                                     MIG 3/VMIG 3

               This designation denotes favorable quality.  All
security           elements are accounted for but there is
lacking the undeniable           strength of the preceding
grades.  Liquidity and cash flow           protection may be
narrow and market access for refinancing is           likely to
be less well established.

                                     MIG 4/VMIG 4

               This designation denotes adequate quality.
Protection           commonly regarded as required of an
investment security is           present and although not
distinctly or predominantly speculative,           there is
specific risk.

               (b)  S&P:

               S&P's Municipal Bond Ratings cover obligations of
states and           political subdivisions.  Ratings are
assigned to general           obligation and revenue bonds.
General obligation bonds are           usually secured by all
resources available to the municipality           and the factors
outlined in the rating definitions below are           weighted
in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available
to pay           debt service.

               Although an appraisal of most of the same factors
that bear           on the quality of general obligation bond
credit is usually           appropriate in the rating analysis of
a revenue bond, other           factors are important, including
particularly the competitive           position of the municipal
enterprise under review and the basic           security
covenants.  Although a rating reflects S&P's judgment as
to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or
procedure           for an assured and prompt cure of a default,
should one occur,           i.e., an insurance program, Federal
or State guaranty, or the           automatic withholding and use
of State aid to pay the defaulted           debt service.

                                         AAA

               PRIME -- These are obligations of the highest
quality.  They           have the strongest capacity for timely
payment of debt service.

               GENERAL OBLIGATION BONDS -- In a period of
economic stress,           the issuers will suffer the smallest
declines in income and will           be least susceptible to
autonomous decline.  Debt burden is           moderate.  A strong
revenue structure appears more than adequate           to meet
future expenditure requirements. Quality of management appears superior.

               REVENUE BONDS -- Debt service coverage has been,
and is           expected to remain, substantial.  Stability of
the pledged           revenues is also exceptionally strong, due
to the competitive           position of the municipal enterprise
or to the nature of the           revenues.  Basic security
provisions (including rate covenant,           earnings test for
issuance of additional bonds, and debt service           reserve
requirements) are rigorous. There is evidence of superior management.

                                          AA

               HIGH GRADE -- The investment characteristics of
general           obligation and revenue bonds in this group
differ in only small           degrees from those of the prime
quality issues.  Bonds rated "AA"           have the second
strongest capacity for payment of debt service.

               GOOD GRADE -- Principal and interest payments on
bonds in           this category are regarded as safe.  This
rating describes the           third strongest capacity for
payment of debt service.  It differs           from the two
higher ratings because:

               GENERAL OBLIGATION BONDS -- There is some
weakness, either           in the local economic base, in debt
burden, in the balance           between revenues and
expenditures, or in quality of management.            Under
certain adverse circumstances, any one such weakness might













          impair the ability of the issuer to meet debt
obligations at some           future date.

               REVENUE BONDS -- Debt service coverage is good,
but not           exceptional.  Stability of the pledged revenues
could show some           variations because of increased
competition or economic           influences on revenues.  Basic
security provisions, while           satisfactory, are less
stringent.  Management performance appears           adequate.

                                         BBB

               Bonds rated BBB are regarded as having an adequate
capacity           to pay interest and repay principal.  Whereas
they normally           exhibit adequate protection parameters,
adverse economic           conditions or changing circumstances
are more likely to lead to a           weakened capacity to pay
interest and repay principal for bonds           in this category
than for bonds in higher rated categories.

               S&P's letter ratings may be modified by the
addition of a           plus or a minus sign, which is used to
show relative standing           within the major rating
categories, except in the AAA-Prime Grade           category.

                                         SP-1

               These notes show a very strong or strong capacity
to pay           principal and interest.  Those issues with
overwhelming safety           characteristics will be given a
plus (+) designation.

                                         SP-2

               These notes show a satisfactory capacity to pay
principal           and interest.
































                                      APPENDIX B
                            TAX-EXEMPT VS. TAXABLE INCOME


          MACKENZIE NATIONAL MUNICIPAL FUND, MACKENZIE LIMITED
TERM           MUNICIPAL FUND

          The following table illustrates the approximate taxable
yields           for individuals that are equivalent to various
tax-exempt yields,           based upon 1996 Federal income tax
rates.  The table illustrates           the approximate yield you
would have to earn on taxable           investments to equal a
given tax-exempt yield in your income tax           bracket.
Locate your taxable income, then locate your tax
bracket based on joint or single tax return filing.  Read across to find the approximate equivalent taxable yield you
would need           to match a given tax-exempt yield.  There
is, of course, no           assurance that an investment in a
Fund will result in the           realization of any particular
return.


             1996[*]

                                      INCOME
                                      TAX
           TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
OF:

           Joint         Single                 5%       6%
7%            Return        Return

           $0-40,100     $0-24,000    15%       5.88%    7.06%
8.24%

           $40,101-      $24,001-     28        6.94     8.33
9.72            96,900        58,150


           $96,901-      $58,151-     31        7.25     8.70
10.14            147,700       121,300

           $147,701-     $121,301-    36        7.81     9.38
10.94            263,750       263,750


           Over          Over         39.6      8.28     9.93
11.59            $263,750      $263,750






















                                      INCOME
                                      TAX
           TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
OF:

           Joint         Single                 8%       9%
10%            Return        Return


           $0-40,100     $0-24,000    15%       9.41%    10.59%
11.76%

           $40,101-      $24,001-     28        11.11    12.50
13.89            96,900        58,150


           $96,901-      $58,151-     31        11.59    13.04
14.49            147,700       121,300

           $147,701-     $121,301-    36        12.50    14.06
15.63            263,750       263,750


           Over          Over         39.6      13.25    14.90
16.56            $263,750      $263,750






                                      INCOME
                                      TAX       TAX-EXEMPT
           TAXABLE INCOME             BRACKET   YIELD OF:
           Joint         Single                 11%      12%
     Return        Return


           $0-40,100     $0-24,000    15%       12.94%   14.12%

           $40,101-      $24,001-     28        15.28    16.67
       96,900        58,150


           $96,901-      $58,151-     31        15.94    17.39
       147,700       121,300


           $147,701-     $121,301-    36        17.19    18.75
       263,750       263,750

           Over          Over         39.6      18.21    19.87
       $263,750      $263,750
















          [*]  This table does not purport to deal with a
shareholder's                particular situation.  Shareholders
are advised to consult                their own tax advisor with
respect to the particular tax                consequences to them
of an investment in a Fund.  This table                does not
take into account any taxes other than the regular
Federal income tax.  This table reflects certain
assumptions, including:  (i) the Federal alternative minimum tax is not applicable, and (ii) a shareholder has no net
              capital gain for the taxable year.  Depending upon
the                circumstances, a shareholder's effective
marginal tax rate                may differ from his or her tax
bracket rate.  This can be                attributable to a
variety of factors, including the phase                out of
personal exemptions and the reduction of certain itemized deductions for taxpayers whose adjusted gross incomes exceed specified thresholds.


          MACKENZIE CALIFORNIA MUNICIPAL FUND

          The following table illustrates the approximate taxable
yields           for individuals that are equivalent to various
tax-exempt yields,           based upon combined 1996 Federal and
California income tax rates.            For cases in which two or
more state or Federal brackets fall           within a bracket
shown, the highest state bracket is combined           with the
highest Federal bracket.  The combined Federal and
California income tax brackets shown reflect the fact that state income taxes are currently deductible as an itemized
deduction           for Federal tax purposes (however, a
taxpayer's itemized           deductions may be subject to an
overall limitation, the effect of           which has not been
taken into account in preparing this table).            The table
illustrates the approximate yield you would have to
earn on taxable investments to equal a given tax-exempt yield in your income tax bracket.  Locate your taxable income,
then locate           your tax bracket based on joint or single
tax return filing.            Read across to find the approximate
equivalent taxable yield you           would need to match a
given tax-exempt yield.  There is, of           course, no
assurance that an investment in a Fund will result in the realization of any particular return.

             1996[*]
                                      INCOME
                                      TAX
           TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
OF:

           Joint         Single                 5%       6%
7%            Return        Return

           $0-40,100     $0-24,000    20.10%    6.26%    7.51%
8.76%

           $40,101-      $24,001-     34.70     7.66     9.19
10.72            96,900        58,150















           $96,901-      $58,151-     37.42     7.99     9.59
11.19            147,700       111,695


           $147,701-     $111,696-    42.40     8.68     10.42
12.15            263,750       223,390


           Over          Over         46.24     9.30     11.16
13.02            $263,750      $223,390

























































                                      INCOME
                                      TAX
           TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
OF:

           Joint         Single                 8%       9%
10%            Return        Return


           $0-40,100     $0-24,000    20.10%    10.01%   11.26%
12.52%

           $30,101-      $24,001-     34.70     12.25    13.78
15.31            96,900        58,150


           $96,901-      $58,151-     37.42     12.78    14.38
15.98            147,700       111,695

           $147,701-     $111,696-    42.40     13.89    15.63
17.36            263,750       223,390


           Over          Over         46.24     14.88    16.74
18.60            $263,750      $223,390





                                      INCOME
                                      TAX       TAX-EXEMPT
           TAXABLE INCOME             BRACKET   YIELD OF:
           Joint         Single                 11%      12%
     Return        Return


           $0-40,100     $0-24,000    20.10%    13.77%   15.02%

           $30,101-      $24,001-     34.70     16.85    18.38
       96,900        58,150


           $96,901-      $58,151-     37.42     17.58    19.18
       147,700       111,695


           $147,701-     $111,696-    42.40     19.31    21.07
       263,750       223,390

           Over          Over         46.24     20.46    22.32
       $263,750      $223,390

          [*]  This table does not purport to deal with a
shareholder's                particular situation.  Shareholders
are advised to consult                their own tax advisor with
respect to the particular tax













               consequences to them of an investment in a Fund.
This table                does not take into account any taxes
other than the regular                Federal income tax and the
regular California personal                income tax.  This
table reflects certain assumptions,                including:
(i) there are no Federal or California minimum
taxes applicable, and (ii) a shareholder has no net capital
        gain for the taxable year.  In addition, this table does
not                reflect the fact that a shareholder's taxable
income for                Federal income tax purposes may not be
the same as the                shareholder's taxable income for
California personal income                tax purposes.
Depending upon the circumstances, a                shareholder's
effective marginal tax rate may differ from                his or
her tax bracket rate.  This can be attributable to a
 variety of factors, including the Federal phase out of
    personal exemptions and reduction of certain itemized
      deductions for taxpayers whose adjusted gross incomes
exceed                specified thresholds.

          MACKENZIE NEW YORK MUNICIPAL FUND

          The following tables illustrate the approximate taxable
yields           for individuals that are equivalent to various
tax-exempt yields,           based upon, in the case of the first
table, 1996 combined Federal           and New York State income
tax rates and, in the case of the           second table, 1996
combined Federal, New York State and New York           City
income tax rates.  For cases in which two or more state (or
   city) brackets fall within a Federal bracket, the highest
state           (or city) bracket is combined with the Federal
bracket.  The           combined income tax brackets shown
reflect the fact that city and           state income taxes are
currently deductible as an itemized           deduction for
Federal tax purposes (however, a taxpayer's           itemized
deductions may be subject to an overall limitation, the
effect of which has not been taken into account in preparing these tables).  The tables illustrate the approximate yield
you           would have to earn on taxable investments to equal
a given tax-          exempt yield in your income tax bracket.
Locate your taxable           income, then locate your tax
bracket based on joint or single tax           return filing.
Read across to find the approximate equivalent           taxable
yield you would need to match a given tax-exempt yield.
There is, of course, no assurance that an investment in a Fund will result in the realization of any particular return.

               NEW YORK STATE

             1996[*]
                                      INCOME
                                      TAX
           TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
OF:

           Joint         Single                 5%       6%
7%            Return        Return

           $0-40,100     $0-24,000    21.06%    6.33%    7.60%
8.87%













           $40,101-      $24,001-     33.13     7.48     8.97
10.47            96,900        58,150


           $96,901-      $58,151-     35.92     7.80     9.36
10.92            147,700       121,300


           $147,701-     $121,301-    40.56     8.41     10.09
11.78            263,750       263,750

           Over          Over         43.90     8.91     10.70
12.48            $263,750      $263,750






















































                                      INCOME
                                      TAX
           TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
OF:

           Joint         Single                 8%       9%
10%            Return        Return


           $0-40,100     $0-24,000    21.06%    10.13%   11.40%
12.67%

           $40,101-      $24,001-     33.13     11.96    13.46
14.95            96,900        58,150


           $96,901-      $58,151-     35.92     12.48    14.04
15.61            147,700       121,300

           $147,701-     $121,301-    40.56     13.46    15.14
16.82            263,750       263,750


           Over          Over         43.90     14.26    16.04
17.83            $263,750      $263,750




                                      INCOME
                                      TAX       TAX-EXEMPT
           TAXABLE INCOME             BRACKET   YIELD OF:
           Joint         Single                 11%      12%
     Return        Return


           $0-40,100     $0-24,000    21.06%    13.93%   15.20%

           $40,101-      $24,001-     33.13     16.45    17.95
       96,900        58,150


           $96,901-      $58,151-     35.92     17.17    18.73
       147,700       121,300


           $147,701-     $121,301-    40.56     18.51    20.19
       263,750       263,750

           Over          Over         43.90     19.61    21.39
       $263,750      $263,750

          [*]  This table does not purport to deal with a
shareholder's                particular situation.  Shareholders
are advised to consult                their own tax advisor with
respect to the particular tax                consequences to them
of an investment in a Fund.  This table













               does not take into account:  (i) any taxes other
than the                regular Federal income tax and the
regular New York State                personal income tax, or
(ii) the New York State tax table                benefit
recapture tax.   This table reflects certain
assumptions, including:  (i) there are no Federal or New
     York State minimum taxes applicable, and (ii) a shareholder has no net capital gain for the taxable year.  In
addition,                this table does not reflect the fact
that a shareholder's                taxable income for Federal
income tax purposes may not be                the same as the
shareholder's taxable income for New York                State
income tax purposes.  Depending upon the
circumstances, a shareholder's effective marginal tax rate
       may differ from his or her tax bracket rate.  This can be
             attributable to a variety of factors, including the
Federal                phase out of personal exemptions and
reduction of certain                itemized deductions for
taxpayers whose adjusted gross                incomes exceed
specified thresholds.

               NEW YORK STATE AND CITY

             1996[*]
                                      INCOME
                                      TAX
           TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
OF:

           Joint         Single                 5%       6%
7%            Return        Return

           $0-40,100     $0-24,000    24.79%    6.65%    7.98%
9.31%

           $40,101-      $24,001-     36.30     7.85     9.42
10.99            96,900        50,000


           $96,901-      $50,001-     39.00     8.20     9.84
11.48            147,700       121,300

           $147,701-     $121,301-    43.42     8.84     10.60
12.37            263,750       263,750


           Over          Over         46.60     9.36     11.24
13.11            $263,750      $263,750
























                                      INCOME
                                      TAX
           TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD
OF:

           Joint         Single                 8%       9%
10%            Return        Return


           $0-40,100     $0-24,000    24.79%    10.64%   11.97%
13.30%

           $40,001-      $24,001-     36.30     12.56    14.13
15.70            96,900        50,000


           96,901-       50,001-      39.00     13.11    14.75
16.39            147,700       121,300

           $147,701-     $121,301-    43.42     14.14    15.91
17.67            263,750       263,750


           Over          Over         46.60     14.98    16.85
18.73            $263,750      $263,750




                                      INCOME
                                      TAX       TAX-EXEMPT
           TAXABLE INCOME             BRACKET   YIELD OF:
           Joint         Single                 11%      12%
     Return        Return


           $0-40,100     $0-24,000    24.79%    14.63%   15.96%

           $39,001-      $24,001-     36.30     17.27    18.84
       96,900        50,000


           $96,901-      $50,001-     39.00     18.03    19.67
       147,700       121,300


           $147,701-     $121,301-    43.42     19.44    21.21
       263,750       263,750

           Over          Over         46.60     20.60    22.47
       $263,750      $263,750

          [*]  This table does not purport to deal with a
shareholder's                particular situation.  Shareholders
are advised to consult                their own tax advisor with
respect to the particular tax                consequences to them
of an investment in a Fund.  This table













               does not take into account:  (i) any taxes other
than the                regular Federal income tax, the regular
New York State                personal income tax, and the
regular New York City personal                income tax
(including the temporary tax surcharge and the
additional tax), or (ii) the New York State tax table
  benefit recapture tax.   This table reflects certain
   assumptions, including:  (i) there are no Federal, state, or city minimum taxes applicable, and (ii) a shareholder
has no                net capital gain for the taxable year.  In
addition, this                table does not reflect the fact
that a shareholder's taxable                income for Federal
income tax purposes may not be the same                as the
shareholder's taxable income for state and city tax
purposes.  Depending upon the circumstances, a shareholder's effective marginal tax rate may differ from his or her
tax                bracket rate.  This can be attributable to a
variety of                factors, including the Federal phase
out of personal                exemptions and reduction of
certain itemized deductions for                taxpayers whose
adjusted gross incomes exceed specified
thresholds.















































          PART C.  OTHER INFORMATION

          Item 24   Financial Statements and Exhibits

                    (a)  Financial Statements:

                         Contained in Part A:  Financial
Highlights

                         Incorporated by reference in Part B:

                         June 30, 1996 Annual Report to
Shareholders of                          Mackenzie National
Municipal Fund:                          -    Portfolio of
Investments at June 30, 1996                          -
Statement of Assets and Liabilities as of
     June 30, 1996
                         -    Statement of Operations for the
Year ended                               June 30, 1996
                         -    Statement of Changes in Net Assets
for the                               Years ended June 30, 1996
and 1995                          -    Financial Highlights
                         -    Notes to Financial Statements
                  -    Report of Independent Accountants

                         June 30, 1996 Annual Report to
Shareholders of                          Mackenzie California
Municipal Fund:                          -    Portfolio of
Investments at June 30, 1996                          -
Statement of Assets and Liabilities as of
     June 30, 1996
                         -    Statement of Operations for the
Year ended                               June 30, 1996
                         -    Statement of Changes in Net Assets
for the                               Years ended June 30, 1996
and 1995                          -    Financial Highlights
                         -    Notes to Financial Statements
                  -    Report of Independent Accountants

                         June 30, 1996 Annual Report to
Shareholders of                          Mackenzie New York
Municipal Fund:                          -    Portfolio of
Investments at June 30, 1996                          -
Statement of Assets and Liabilities as of
     June 30, 1996
                         -    Statement of Operations for the
Year ended                               June 30, 1996
                         -    Statement of Changes in Net Assets
for the                               Years ended June 30, 1996
and 1995                          -    Financial Highlights
                         -    Notes to Financial Statements
                  -    Report of Independent Accountants

                         June 30, 1996 Annual Report to
Shareholders of                          Mackenzie Limited Term
Municipal Fund:                          -    Portfolio of
Investments at June 30, 1996                          -
Statement of Assets and Liabilities as of June 30, 1996












                         -    Statement of Operations for the
Year ended                               June 30, 1996
                         -    Statement of Changes in Net Assets
for the                               Years ended June 30, 1996
and 1995                          -    Financial Highlights
                         -    Notes to Financial Statements
                  -    Report of Independent Accountants

                    (b)  Exhibits:

                         1.   (a)  Declaration of Trust filed
with                                    Registration Statement
No. 2-98292 and                                    incorporated
by reference herein.                               (b)
Establishment and Designation of
 Additional Series (Mackenzie National
       Municipal Fund, Mackenzie California
            Municipal Fund, and Mackenzie New York
                   Municipal Fund) filed with Post-
                   Effective Amendment No. 13 to
                 Registration Statement No. 2-98292 and
                        incorporated by reference herein.
                     (c)  Establishment and Designation of
                           Additional Series (Mackenzie Limited
                                Term Municipal Fund) filed with Post-
                                   Effective Amendment No. 13 to
                                 Registration Statement No.
2-98292 and                                    incorporated by
reference herein.                               (d)  Declaration
of Trust, as amended and
restated November 5, 1992 filed with
     Post-Effective Amendment No. 17 to
        Registration Statement No. 2-98292 and
               incorporated by reference herein.
            (e)  Establishment and Designation of
                  Additional Series (Mackenzie Florida
                       Limited Term Municipal Fund) filed with
                               Post-Effective Amendment No. 20 to
                                  Registration Statement No.
2-98292 and                                    incorporated by
reference herein.                               (f)
Redesignation of Shares (Mackenzie
   National Municipal Fund--Class A,
     Mackenzie California Municipal Fund--
          Class A, Mackenzie New York Municipal
                Fund--Class A, Mackenzie Limited Term
                      Municipal Fund--Class A) filed with
                          Post-Effective Amendment No. 20 to
                             Registration Statement No. 2-98292
and                                    incorporated by reference
herein.                               (g)  Establishment and
Designation of                                    Additional
Class (Mackenzie National
Municipal Fund--Class B, Mackenzie
   California Municipal Fund--Class B,
       Mackenzie New York Municipal Fund--Class
                B, Mackenzie Limited Term Municipal
                    Fund--Class B, Mackenzie Florida Limited












                                   Term Municipal Fund--Class B)
filed with                                    Post-Effective
Amendment No. 20 to
Registration Statement No. 2-98292 and
       incorporated by reference herein.
    (h)  Amendment to Amended and Restated
           Declaration of Trust filed with Post-
                Effective Amendment No. 20 to
              Registration Statement No. 2-98292 and
                     incorporated by reference herein.

                         2.   By-Laws filed with Registration
Statement No.                               2-98292 and
incorporated by reference herein.

                         3.   Not Applicable

                         4.   (a)  Specimen Securities for
Mackenzie                                    National Municipal
Fund, Mackenzie                                    California
Municipal Fund and Mackenzie
New York Municipal Fund filed with Post-
        Effective Amendment No. 13 to
      Registration Statement No. 2-98292 and
             incorporated by reference herein.
          (b)  Specimen Security for Mackenzie Limited
                       Term Municipal Fund filed with Post-
                           Effective Amendment No. 13 to
                         Registration Statement No. 2-98292 and
                                incorporated by reference herein.
                             (c)  Specimen Security for Mackenzie
Florida                                    Limited Term Municipal
Fund filed with                                    Post-Effective
Amendment No. 20 to
Registration Statement No. 2-98292 and
       incorporated by reference herein.

                         5.   (a)  Master Business Management and
                                  Investment Advisory Agreement
and                                    Supplements for Mackenzie
National                                    Municipal Fund,
Mackenzie California                                    Municipal
Fund and Mackenzie New York
Municipal Fund filed with Post-Effective
         Amendment No. 11 to Registration
          Statement No. 2-98292 and incorporated
                 by reference herein.
                              (b)  Addendum to Master Business
Management                                    and Investment
Advisory Agreement and                                    Addenda
to Supplements for Mackenzie
National Municipal Fund, Mackenzie
   California Municipal Fund,  and
   Mackenzie New York Municipal Fund filed
           with Post-Effective Amendment No. 17 to
                   Registration Statement No. 2-98292 and
                          incorporated by reference herein.
                       (c)  Business Management and Investment
                               Advisory Agreement Supplement for
                                 Mackenzie Limited Term Municipal
Fund












                                   filed with Post-Effective
Amendment No.                                    13 to
Registration Statement No. 2-98292
   and incorporated by reference herein.
    (d)  Addendum to Business Management and
             Investment Advisory Agreement Supplement
                      for Mackenzie Limited Term Municipal
                           Fund filed with Post-Effective
Amendment                                    No. 17 to
Registration Statement No. 2-
98292 and incorporated by reference
    herein.
                              (e)  Business Management and
Investment                                    Advisory Agreement
Supplement for                                    Mackenzie
Florida Limited Term Municipal
Fund filed with Post-Effective Amendment
         No. 20 to Registration Statement No. 2-
                98292 and incorporated by reference
                    herein.

                         6.   (a)  Amended and Restated
Distribution                                    Agreement for
Mackenzie National                                    Municipal
Fund, Mackenzie California
Municipal Fund,  Mackenzie New York
    Municipal Fund, Mackenzie Limited Term
           Municipal Fund, and Mackenzie Florida
                 Limited Term Municipal Fund filed with
                        Post-Effective Amendment No. 20 to
                           Registration Statement No. 2-98292 and
                                  incorporated by reference
herein.                               (f)  Dealer Agreement, as
amended filed with                                    Post-
Effective Amendment No. 20 to
Registration Statement No. 2-98292 and
       incorporated by reference herein.

                         7.   Not Applicable

                         8.   (a)  Custodian Agreement with Brown
Brothers                                    Harriman & Co. filed
with Post-Effective                                    Amendment
No. 18 to Registration
Statement No. 2-98292 and incorporated
       by reference herein.
                              (b)  Form of Agreement with The
First                                    National Bank of Boston
and Futures                                    Commission
Merchants filed with Pre-
Effective Amendment No. 2 to
Registration Statement No. 2-98292 and
       incorporated by reference herein.

                         9.   (a)  Master Administrative Services
Agreement                                    and Supplements for
Mackenzie National                                    Municipal
Fund, Mackenzie California
Municipal Fund,  Mackenzie New York
    Municipal Fund, Mackenzie Limited Term
           Municipal Fund, and Mackenzie Florida
                 Limited Term Municipal Fund filed with












                                   Post-Effective Amendment No.
17 to                                    Registration Statement
No. 2-98292 and                                    incorporated
by reference herein.                               (b)  Addendum
to Master Administrative
Services Agreement and Addenda to
  Supplements for Mackenzie National
     Municipal Fund, Mackenzie California
          Municipal Fund,  Mackenzie New York
              Municipal Fund, Mackenzie Limited Term
                     Municipal Fund, and Mackenzie Florida
                           Limited Term Municipal Fund filed with
                                  Post-Effective Amendment No. 17
to                                    Registration Statement No.
2-98292 and                                    incorporated by
reference herein.                               (c)
Administrative Services Agreement
  Supplement for Mackenzie Florida Limited
           Term Municipal Fund filed with Post-
               Effective Amendment No. 20 to
             Registration Statement No. 2-98292 and
                    incorporated by reference herein.
                 (d)  Transfer Agency and Shareholder Services
                               Agreement filed with Post-
Effective                                    Amendment No. 17 to
Registration                                    Statement No.
2-98292 and incorporated                                    by
reference herein.
                              (e)  Addendum to Transfer Agency
and                                    Shareholder Services
Agreement filed                                    with Post-
Effective Amendment No. 17 to
Registration Statement No. 2-98292 and
       incorporated by reference herein.
    (f)  Assignment Agreement relating to
          Transfer Agency and Shareholder Services
                   Agreement filed with Post-Effective
                       Amendment No. 18 to Registration
                        Statement No. 2-98292 and incorporated
                               by reference herein.
                              (g)  Addendum to Transfer Agency
and                                    Shareholder Services
Agreement filed                                    with Post-
Effective Amendment No. 18 to
Registration Statement No. 2-98292 and
       incorporated by reference herein.
    (h)  Addendum to Transfer Agency and
         Shareholder Services Agreement filed
              with Post-Effective Amendment No. 20 to
                      Registration Statement No. 2-98292 and
                             incorporated by reference herein.
                          (i)  Fund Accounting Services Agreement
filed                                    with Post-Effective
Amendment No. 17 to
Registration Statement No. 2-98292 and
       incorporated by reference herein.
    (j)  Addendum to Fund Accounting Services
              Agreement filed with Post-Effective
                  Amendment No. 17 to Registration













                                   Statement No. 2-98292 and
incorporated                                    by reference
herein.
                              (k)  Addendum to Fund Accounting
Services                                    Agreement filed with
Post-Effective                                    Amendment No.
20 to Registration                                    Statement
No. 2-98292 and incorporated
by reference herein.

                         10.  Opinion and Consent of Dechert
Price & Rhoads                               filed with
Registrant's most recent Rule                               24f-2
Notice on August 28, 1996 and
incorporated by reference herein.

                         11.  (a)  Opinion of Dechert Price &
Rhoads                                    regarding Rule 24e-2,
filed herewith.

                              (b)  Consent of Coopers & Lybrand
L.L.P.,                                    filed herewith.

                         12.  Reports of Coopers & Lybrand
L.L.P., filed                               herewith, and the
following Financial                               Statements
filed electronically on September
3, 1996 and incorporated by reference herein:

                              (a)  Annual Report to Shareholders
of                                    Mackenzie National
Municipal Fund for                                    the year
ended June 30, 1996

                              (b)  Annual Report to Shareholders
of                                    Mackenzie California
Municipal Fund for                                    the year
ended June 30, 1996

                              (c)  Annual Report to Shareholders
of                                    Mackenzie New York Fund for
the year                                    ended June 30, 1996

                              (d)  Annual Report to Shareholders
of                                    Mackenzie Limited Term
Municipal Fund                                    for the year
ended June 30, 1996

                         13.  Agreement relating to initial
capital, as                               amended filed with Pre-
Effective Amendment                               No. 3 to
Registration Statement No. 2-98292
and incorporated by reference herein.

                         14.  Retirement Plans filed with Pre-
Effective                               Amendment No. 2 to
Registration Statement No.                               2-98292
and incorporated by reference herein.

                         15.  (a)  Master Amended and Restated
Distribution                                    Plan (and Addenda
thereto) and                                    Supplements
thereto for Mackenzie                                    National
Municipal Fund, Mackenzie
California Municipal Fund,  Mackenzie












                                   New York Municipal Fund,
Mackenzie                                    Limited Term
Municipal Fund, and                                    Mackenzie
Florida Limited Term Municipal
Fund filed with Post-Effective Amendment
         No. 18 to Registration Statement No. 2-
                98292 and incorporated by reference
                    herein.
                              (b)  Addenda to Amended and
Restated                                    Distribution Plan
Supplements for                                    Mackenzie
National Municipal Fund,
Mackenzie California Municipal Fund,
     Mackenzie New York Municipal Fund,
        Mackenzie Limited Term Municipal Fund,
               and Mackenzie Florida Limited Term
                  Municipal Fund filed with Post-Effective
                           Amendment No. 20 to Registration
                            Statement No. 2-98292 and
incorporated                                    by reference
herein.
                              (c)  Amended and Restated
Distribution Plan                                    Supplement
for Mackenzie Florida Limited
Term Municipal Fund (Class A) filed with
         Post-Effective Amendment No. 20 to
            Registration Statement No. 2-98292 and
                   incorporated by reference herein.
                (d)  Master Distribution Plan for Class B and
                              Supplements thereto for Mackenzie
                                National Municipal Fund,
Mackenzie                                    California Municipal
Fund, Mackenzie New                                    York
Municipal Fund, Mackenzie Limited
  Term Municipal Fund, and Mackenzie
     Florida Limited Term Municipal Fund
         filed with Post-Effective Amendment No.
                 20 to Registration Statement No. 2-98292
                          and incorporated by reference herein.
                           (e)  Form of Rule 12b-1 Related
Agreement                                    filed with Post-
Effective Amendment No.                                    18 to
Registration Statement No. 2-98292
   and incorporated by reference herein.

                         16.  Schedule showing computation of
performance                               quotations filed with
Post-Effective                               Amendment No. 18 to
Registration Statement                               No. 2-98292
and incorporated by reference
herein.

                         17.  Financial Data Schedules filed
herewith.

                         18.  Not applicable.


          Item 25   Persons Controlled By or Under Common Control
With                     Registrant:  Not Applicable.

          Item 26   Number of Holders of Securities












                                                       NUMBER OF
        FUND                          DATE           RECORD
HOLDERS

          Mackenzie National            9/30/96          765
    Municipal Fund--Class A

          Mackenzie California          9/30/96          574
    Municipal Fund--Class A

          Mackenzie New York            9/30/96        1,096
        Municipal Fund--Class A

          Mackenzie Limited Term        9/30/96        2,184
             Municipal Fund--Class A

          Mackenzie National            9/30/96           17
    Municipal Fund--Class B

          Mackenzie California          9/30/96           25
    Municipal Fund--Class B

          Mackenzie New York            9/30/96           43
        Municipal Fund--Class B

          Mackenzie Limited Term        9/30/96           80
             Municipal Fund--Class B

          Item 27   Indemnification

                    Reference is made to Article IV of the
Registrant's                     Declaration of Trust, filed as
an exhibit to                     Registration Statement No.
2-98292.  Insofar as                     indemnification for
liabilities arising under the                     Securities Act
of 1933 may be permitted to trustees,
officers and controlling persons of the Registrant by
       the Registrant pursuant to the Declaration of Trust or
               otherwise, the Registrant is aware that in the
opinion                     of the Securities and Exchange
Commission, such                     indemnification is against
public policy as expressed                     in the Act and,
therefore, is unenforceable.  In the                     event
that a claim for indemnification against such
liabilities (other than the payment by the Registrant
       of expenses incurred or paid by trustees, officers of
              controlling persons of the Registrant in connection
                   with the successful defense of any act, suit
or                     proceeding) is asserted by such trustees,
officers or                     controlling persons in connection
with the shares being                     registered, the
Registrant will, unless in the opinion                     of its
counsel the matter has been settled by
controlling precedent, submit to a court of appropriate
         jurisdiction the question whether such indemnification
                 by it is against public policy as expressed in
the Act                     and will be governed by the final
adjudication of such                     issuers.












          Item 28   Business and Other Connections of Investment
Adviser

                    Information Regarding Advisers Under Advisory
                   Agreements:  Reference is made to the Form AD
of each                     of Mackenzie Investment Management
Inc. ("MIMI"),                     investment adviser to
Mackenzie National Municipal                     Fund, Mackenzie
California Municipal Fund, Mackenzie                     New York
Municipal Fund, Mackenzie Limited Term
Municipal Fund and Mackenzie Florida Limited Term
   Municipal Fund.

                    The list required by this Item 28 of officers
and                     directors of MIMI, together with
information as to any                     other business
profession, vocation or employment of a
substantial nature engaged in by such officers and
    directors during the past two years, is incorporated by reference to MIMI's Form AD.

          Item 29   Principal Underwriters

                    (a)  Ivy Mackenzie Distributors, Inc.
("IMDI"), Via                          Mizner Financial Plaza,
700 South Federal Highway,                          Suite 300,
Boca Raton, Florida 33432, Registrant's
principal underwriter, is a wholly-owned
subsidiary of Mackenzie Investment Management Inc.
         ("MIMI"), Via Mizner Financial Plaza, 700 South
               Federal Highway, Suite 300, Boca Raton, Florida
                     33432.  IMDI also serves as the principal
                     underwriter for Ivy Fund and The Mackenzie
Funds                          Inc. IMDI is the successor to
MIMI's distribution                          activities.

                    (b)  The information required by this Item 29
regarding each                          director, officer or
partner of IMDI is incorporated by
reference to Schedule A of Form BD filed by IMDI pursuant to the Securities Exchange Act of 1934.

                    (c)  Not applicable.

          Item 30   Location of Accounts and Records

                    Mackenzie Investment Management Inc., Via
Mizner Financial                     Plaza, 700 South Federal
Highway, Suite 300, Boca Raton,                     Florida
33432; Mackenzie Financial Corporation, 150 Bloor
   Street West, Toronto, Ontario, Canada M5S 3B5; Ivy Mackenzie
                 Distributors, Inc., Via Mizner Financial Plaza,
700 South                     Federal Highway, Suite 300, Boca
Raton, Florida 33432; Brown                     Brothers Harriman
& Co., 40 Water Street, Boston,                     Massachusetts
02109; The Shareholder Services Group,                     53
State Street, Boston, Massachusetts 02109.

          Item 31   Not applicable














          Item 32   Undertakings

                    (a)  Not applicable.

                    (b)  Not applicable.

                    (c)  Registrant undertakes to furnish each
person to whom a                          prospectus is delivered
with a copy of the Registrant's                          latest
annual report to shareholders, upon request and without charge.

























































                                      SIGNATURES

               Pursuant to the requirements of the Securities Act
of 1933           and the Investment Company Act of 1940, the
Registrant certifies           that it meets all of the
requirements for effectiveness of this           Post-Effective
Amendment No. 24 to its Registration Statement           pursuant
to Rule 485(b) under the Securities Act of 1933 and has
duly caused this Post-Effective Amendment No. 24 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in the Commonwealth of Massachusetts, on the 24th day of
October,           1996.

                                        MACKENZIE SERIES TRUST


                                        By:  MICHAEL G. LANDRY*
                                          President

          * By:     JOSEPH R. FLEMING
                    Attorney-in-fact


               Pursuant to the requirements of the Securities Act
of 1933,           this Post-Effective Amendment No. 24 to the
Registration           Statement has been signed below by the
following persons in the           capacities and on the dates
indicated.

          SIGNATURES                    TITLE               DATE


          MICHAEL G. LANDRY*            Trustee and
10/24/96                                         President (Chief

                                        Executive Officer)

          C. WILLIAM FERRIS++           Treasurer (Chief
10/24/96                                         Financial
Officer)

          JOHN S. ANDEREGG, JR.**       Trustee
10/24/96

          STANLEY CHANNICK+             Trustee
10/24/96

          FRANK W. DEFRIECE, JR.**      Trustee
10/24/96

          JOSEPH G. ROSENTHAL*          Trustee
10/24/96

          PAUL H. BROYHILL*             Trustee
10/24/96

          J. BRENDAN SWAN**             Trustee
10/24/96


          * By:     JOSEPH R. FLEMING
                    Attorney-in-fact













          *    Powers of attorney filed with Post-Effective
Amendments                Nos. 13 and 14 to Registration
Statement No. 2-98292.

          **   Powers of attorney filed with Post-Effective
Amendment No.                18 to Registration Statement
               No. 2-98292.

          +    Power of attorney filed with Post-Effective
Amendment No. 19                to Registration Statement
               No. 2-98292.

          ++   Power of attorney filed with Post-Effective
Amendment No. 20                to Registration Statement
               No. 2-98292.



















































                                    EXHIBIT INDEX


          11a.      Opinion of Dechert Price & Rhoads regarding
Rule 24e-2

          11b.      Consents of Coopers & Lybrand L.L.P.

          12        Reports of Coopers & Lybrand L.L.P.

          17        Financial Data Schedules